Registration No. 002-89972

Registration No. 811-03989

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 48	/ X /
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	/ /

Amendment No. 79	/ X /

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

Raymond J. Manista, Executive Vice President, Chief Legal Officer, and Secretary The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel and Assistant Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-1209

Approximate Date of Proposed Public Offering              Continuous

It is proposed that this filing will become effective (check appropriate space)

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2018 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2018

Variable Life

Whole Life

Extra Ordinary Life

Single Premium Life

Issued by The Northwestern Mutual Life Insurance Company

and the Northwestern Mutual Variable Life Account

This prospectus describes three Variable Life Insurance Policies (each a “Policy”, together the “Policies”). You may choose to invest your Net Premiums in up to six Divisions of the Northwestern Mutual Variable Life Account (the “Separate Account”), each of which invests in one of the corresponding Portfolios listed below:

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio

Focused Appreciation Portfolio

Large Cap Core Stock Portfolio

Large Cap Blend Portfolio

Index 500 Stock Portfolio

Large Company Value Portfolio

Domestic Equity Portfolio

Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Small Cap Value Portfolio

International Growth Portfolio

Research International Core Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

Government Money Market Portfolio

Short-Term Bond Portfolio

Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

High Yield Bond Portfolio

Multi-Sector Bond Portfolio

Balanced Portfolio

Asset Allocation Portfolio

Fidelity® Variable Insurance Products

VIP Mid Cap Portfolio

VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust

Sustainable Equity Portfolio

Russell Investment Funds

U.S. Strategic Equity Fund

U.S. Small Cap Equity Fund

Global Real Estate Securities Fund

International Developed Markets Fund

Strategic Bond Fund

Russell Investment Funds LifePoints®

Variable Target Portfolio Series

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Please note that the Policies and the Portfolios are not guaranteed to achieve their goals and are not federally insured. The Policies and the Portfolios have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.

Each Policy is subject to the law of the state in which it is issued. Some of the terms of a Policy may differ from the terms of a Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain policy features; and
•	portfolio transfer rights.

Please read carefully this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policies. No person is authorized to make any representation in connection with the offering of the Policies other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policies or determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

We no longer issue the three Policies described in this prospectus. The variable life policies we presently offer are described in separate prospectuses.

Contents for this Prospectus

Variable Life

•	Whole Life
•	Extra Ordinary Life
•	Single Premium Life

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the three Policies described in this prospectus. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses, and in the terms of the Policies. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined herein or at the end of this prospectus in the Glossary of Terms.

Benefits of the Policies

Death Benefit    The primary benefit of each Policy is the life insurance protection that it provides. For each Policy the Death Benefit includes a guaranteed amount which will not be reduced during the lifetime of the Insured so long as you pay premiums when they are due and no Policy Debt is outstanding. The remainder of the Death Benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The Extra Ordinary Life Policy also provides some term insurance during the early Policy Years. The Death Benefit is increased by the amount of any paid-up additions which you have purchased with any dividends that we pay, except that for Extra Ordinary Life Policies, variable insurance amount and paid-up additions will first be used to replace term insurance before increasing the Death Benefit. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy.

Access to Your Values    The Policy provides access to Cash Value during the lifetime of the Insured. You may surrender your Policy for the Cash Value at any time during the lifetime of the Insured. We will permit a Death Benefit reduction so long as the Policy that remains meets our minimum size requirements. Under some circumstances there may be a release of Cash Value upon the reduction of your Death Benefit. You may borrow up to 90% of your Policy’s Cash Value using the Policy as security.

Flexibility    You may direct the allocation of your premiums and apportion the Separate Account assets supporting your Policy among the various Divisions of the Separate Account, using as many as six Divisions at any time. Subject to certain limits, you may transfer accumulated amounts from one Division to another as often as four times in a Policy Year.

Optional Benefits    Whole Life and Extra Ordinary Life Policies may include two optional benefits: a Waiver of Premium Benefit and an Additional Purchase Benefit. These optional benefits are not available for all Issue Ages and underwriting classifications, and may not be available in all states.

Income Plan Options    There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these options is included elsewhere in this prospectus. You may also call our Income and Maturity Services Department at 1-866-269-2950 for more information.

Tax Benefits    You are generally not taxed on your Policy’s investment gains until you surrender the Policy.

Risks of the Policies

Investment Risk    Your Policy allows you to participate in the investment experience of the Divisions you select. You bear the corresponding investment risks. You will be subject to the risk that the investment performance of the Divisions will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Policy Value and Cash Value will decrease. You could lose everything you invest. You may find a comprehensive discussion of these investment risks in the attached mutual fund prospectuses. You will also be subject to the risk that the investment performance of the Divisions you choose may be less favorable than that of other Divisions, and in order to keep the Extra Life Protection of an Extra Ordinary Life Policy from decreasing, you may be required to pay more premiums than originally planned.

Default Risk    Because certain guarantees under the Policies are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy for Long-Term Protection    Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable investment for short-term goals. We have not designed the Policies for frequent trading.

Policy Lapse    Your Whole Life or Extra Ordinary Life Policy will lapse unless you pay the premiums when they are due, unless the Policy is continued as extended term insurance or a reduced amount of paid-up insurance.

Policy Loan Risks    A loan, whether or not repaid, will affect your Policy Value and Cash Value over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Policy Value while there is Policy Debt. The effect of a loan may be either favorable or unfavorable,

Variable Life Prospectus	1

depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions. The Death Benefit is reduced by the amount of any Policy Debt outstanding. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

Limitations on Access to Your Values    The Policies permit access to Cash Value by Policy loans and by surrender of the Policy. A partial withdrawal of the Cash Value is not permitted, except to the extent there is a reduction of Death Benefit which leads to a release of Cash Value.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract. A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. Generally, a Policy may be classified as a MEC if cumulative premiums paid during a seven-pay period exceed a “seven-pay” limit defined in the Internal Revenue Code. Distributions, including loans, from a Policy classified as a MEC are taxable to the extent of the gain in the Policy and may be subject to a 10% premature withdrawal penalty if taken before the Owner attains age 59 1⁄2. Moreover, excessive Policy loans could cause a Policy to terminate with no value with which to pay the tax liability. In addition, please note that you may no longer change Insureds on your Policy, unless you exchange your Policy for a new Policy with mortality tables recognized by the Internal Revenue Service when satisfying the definitional test for life insurance. Death Benefit proceeds may be subject to state and/or inheritance taxes. (See “Tax Considerations”).

Risk of an Increase in Current Fees and Expenses    Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount of premiums to keep the Extra Life Protection of an Extra Ordinary Life Policy from decreasing.

Fee and Expense Tables

The following tables describe the fees and expenses that you will pay when owning or surrendering a Policy. See “Deductions and Charges” for a more detailed description.

Transaction Fees1

This table describes the fees and expenses you will pay when you pay premiums, surrender the Policy or transfer amounts between the Divisions.

	Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Whole Life and Extra Ordinary Life Policies	Premium Taxes	When you pay premiums	2% of the basic premium[2]	2% of the basic premium[2]
	Sales Load	When you pay premiums	Year 1: 30% of basic premium[2] Years 2-4: 10% of basic premium[2] Years 5-on: Not more than 7% of basic premium[2]	Same as the current amount
	Charge for Issuance Expenses	When you pay premiums—first Policy Year only	Not more than $5 for each $1,000 of insurance	Same as the current amount
Single Premium Life Policy	Administrative Charge	When we issue the Policy	$150	$150
	Surrender Charge	When you surrender the Policy during the first ten Policy Years	0%	Not more than 9% of the premium paid for the Policy[3]
All Policies	Fee for Transfer of Assets	When you transfer assets among the Divisions	Currently waived	The fee will not exceed our administrative costs of transfers

2	Variable Life Prospectus

	Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Whole Life and Extra Ordinary Life Policies	Extra Premium for Insureds Who Do Not Qualify as Select Risks	When you pay premiums	The amount depends on the underwriting classification	Same as current amount[4]; Variable Whole Life; Maximum: $52.70 per $1,000 of face amount; Variable Extra Ordinary Life Policies; Maximum: $58.71 per $1,000 of face amount
All Policies	Expedited Delivery Charge[5]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[6]
	Wire Transfer Fee[5]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[6]

[1]	Some fees and expenses, such as fees applicable in Policy Years prior to your current Policy Year, may no longer apply because the Policies are no longer issued.
[2]	The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction for administrative costs. See “Deductions and Charges” for more information.
[3]	This charge no longer applies because you have owned your Policy for longer than ten years.
[4]	This charge will vary depending on underwriting classification of the Insured.
[5]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[6]	The maximum amount deducted is subject to a consumer price index adjustment in order to accommodate future increases in the costs associated with these requests. The maximum amount deducted will equal the maximum charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)

These tables describe the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own a Policy. Please refer to the table specific to your Policy. As noted below, in some cases the charges shown in the table may not be representative of what a particular Owner may pay. Please request an illustration from your Financial Representative for personalized information, including the particular charges applicable to your Policy. (See “Illustrations”).

Whole Life Policy

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Charge for Administrative Costs	Annually, on the Policy Anniversary	$35	$35
Charge for Death Benefit Guarantee	Annually, on the Policy Anniversary	1 1⁄2% of the basic premium[1]	1 1⁄2% of the basic premium[1]
Charge for Mortality and Expense Risks	Daily	Annual rate of .50% of the Separate Account Assets	Annual rate of .50% of the Separate Account Assets
Charge for Federal Income Taxes	Daily	Annual rate of .05% of the Separate Account Assets	A rate which reflects that portion of our actual tax expenses which is fairly allocable to the Policies
Cost of Insurance	Calculated at least annually on the Policy Anniversary

Maximum: $1,000 per $1,000 of net amount at risk (Attained Age 99)[2]

Minimum: $0.69 per $1,000 of net amount at risk (Attained Age 10 female)[2]

Representative: $11.46 per $1,000 of net amount at risk (Attained Age 56 male)

Same as current amount, without the current dividend
Charge for Mortality and Expense Risks and Expenses for Loans[3]	Daily	Annual rate of .85% of the borrowed amount	Annual rate of 1.00% of the borrowed amount

Variable Life Prospectus	3

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Waiver of Premium Benefit[4]	Annually, on the Policy Anniversary, if this benefit is attached to your Policy and the Attained Age is less than 65	Maximum: $2.05 per $1,000 of face amount (Issue Age 58) Minimum: $0.13 per $1,000 of face amount (Issue Age 0-6) Representative: $0.37 per $1,000 of face amount (Issue Age 35)	Same as current amount
Additional Purchase Benefit[5]	Annually, on the Policy Anniversary, if this benefit is attached to your Policy and the Attained Age is less than 40

Maximum: $2.21 per $1,000 of Additional Purchase Benefit (Issue Age 38)[5]

Minimum: $0.54 per $1,000 of Additional Purchase Benefit (Issue Age 0)[5]

Representative: $0.54 per $1,000 of Additional Purchase Benefit (Issue Age 0)

Same as current amount

[1]	The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction for administrative costs. See “Deductions and Charges” for more information.
[2]	The Policy includes no provisions for explicit deductions or charges for the cost of insurance, but this cost is reflected in the table of Cash Values at the front of the Policy and in the table of net single premiums we use to determine the variable insurance amount. The variable insurance amount is used to calculate both the Death Benefit and the Cash Value. The cost of insurance is based on factors including but not limited to the Insured’s Attained Age, the 1980 CSO Mortality Table and the net insurance amount at risk. The net insurance amount at risk is the Death Benefit minus the sum of the Cash Value and any Policy Debt. The rates shown in the table may not be representative of the charge a particular Owner may pay. The amount you pay for the cost of insurance is effectively reduced by the dividends, if any, we currently pay on your Policy. You may ask your Financial Representative for the current dividend amount. Future dividends are not guaranteed. (See “Annual Dividends”).
[3]	The charge is applied to the Policy Debt. The charge shown is a loan interest spread that is deducted from the Invested Assets. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 8% or an alternative variable rate based on a bond yield index. The amount of the Policy loan will be transferred from the Divisions to our General Account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less the charge shown.
[4]	The charges shown in the table may not be representative of the charge that a particular Owner may pay. The charge does not vary by sex. Generally, the charge increases for older Issue Ages. In addition, higher rates may apply to substandard underwriting classifications. The charge for the Waiver of Premium Benefit is less for Extra Ordinary Life Policies than for Whole Life Policies, all other factors being equal.
[5]	The maximum benefit amount is $100,000. The charges shown in the table may not be representative of the charge that a particular Owner may pay. The charge does not vary by sex. The charge increases for older Issue Ages.

Extra Ordinary Life Policy

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Charge for Mortality and Expense Risks	Daily	Annual rate of .50% of the Separate Account Assets	Annual rate of .50% of the Separate Account Assets
Charge for Federal Income Taxes	Daily	Annual rate of .05% of the Separate Account Assets	A rate which reflects that portion of our actual tax expenses which is fairly allocable to the Policies
Cost of Insurance	Calculated at least annually on the Policy Anniversary

Maximum: $1,000 per $1,000 of net amount at risk (Attained Age 99)[1]

Minimum: $0.85 per $1,000 of net amount at risk (Attained Age 15 female)[1]

Representative: $16.54 per $1,000 of net amount at risk (Attained Age 61 male)

Same as current amount, without the current dividend
Charge for Mortality and Expense Risks and Expenses for Loans[2]	Daily	Annual rate of .85% of the borrowed amount	Annual rate of 1.00% of the borrowed amount
Charge for Dividends[3]	Annually, on the Policy Anniversary	Maximum: 17% of the gross annual premium[4]	Same as current amount
Extra Premium for Extra Life Protection (after the expiry of the guaranteed period)	Annually, after the expiry of the guaranteed period, on the Policy Anniversary[5]

Maximum: $283.64 per $1,000 of term insurance[6] (Attained Age 99 male standard)

Minimum: $1.93 per $1,000 of term insurance[6] (Attained Age 52 female select)

Representative: $5.11 per $1,000 of term insurance[6] (Attained Age 62 male select)

Maximum: $1,000 per $1,000 of term insurance, without the current dividend Minimum: $6.27 per $1,000 of term insurance, without the current dividend

4	Variable Life Prospectus

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Charge for Administrative Costs	Annually, on the Policy Anniversary	$35	$35
Charge for Death Benefit Guarantee	Annually, on the Policy Anniversary	1 1⁄2% of the basic premium[7]	1 1⁄2% of the basic premium[7]
Waiver of Premium Benefit[8]	Annually, on the Policy Anniversary, if this benefit is attached to your Policy and the Attained Age is less than 65	Maximum: $1.48 per $1,000 of face amount (Issue Age 48) Minimum: $0.10 per $1,000 of face amount (Issue Age 15) Representative: $0.24 per $1,000 of face amount (Issue Age 35)	Same as current amount
Additional Purchase Benefit[9]	Annually, on the Policy Anniversary, if this benefit is attached to your Policy and the Attained Age is less than 40

Maximum: $2.21 per $1,000 of Additional Purchase Benefit (Issue Age 38)[9]

Minimum: $1.06 per $1,000 of Additional Purchase Benefit (Issue Age 15)[9]

Representative: $1.33 per $1,000 of Additional Purchase Benefit (Issue Age 25)[9]

Same as current amount

[1]	The Policy includes no provisions for explicit deductions or charges for the cost of insurance, but this cost is reflected in the table of Cash Values at the front of the Policy and in the table of net single premiums we use to determine the variable insurance amount. The variable insurance amount is used to calculate both the Death Benefit and the Cash Value. The cost of insurance is based on factors including but not limited to the Insured’s Attained Age, the 1980 CSO Mortality Table and the net insurance amount at risk. The net insurance amount at risk is the Death Benefit minus the sum of the Cash Value and any Policy Debt. The rates shown in the table may not be representative of the charge a particular Owner may pay. The amount you pay for the cost of insurance is effectively reduced by the dividends, if any, we currently pay on your Policy. You may ask your Financial Representative for the current dividend amount. Future dividends are not guaranteed. (See “Annual Dividends”).
[2]	The charge is applied to the Policy Debt. The charge shown is a loan interest spread that is deducted from the Invested Assets. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 8% or an alternative variable rate based on a bond yield index. The amount of the Policy loan will be transferred from the Divisions to our General Account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less the charge shown.
[3]	This charge will vary by Issue Age of the Insured.
[4]	The charge for dividends is approximately 7% to 17% of the gross annual premium.
[5]	After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection, we may reduce the amount of term insurance for the Policy Year. Alternatively, you may choose to have the coverage maintained by paying a larger premium based on the term insurance rates described here. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy Anniversary when you fail to pay the additional premium when due.
[6]	Estimated year-end dividends have the effect of reducing the term insurance amounts on which the charges are based.
[7]	The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction for administrative costs. See “Deductions and Charges” for more information.
[8]	The charges shown in the table may not be representative of the charge that a particular Owner may pay. The charge does not vary by sex. Generally, the charge increases for older Issue Ages. In addition, higher rates may apply to substandard underwriting classifications. The charge for the Waiver of Premium benefit is less for Extra Ordinary Life Policies than for Whole Life Policies, all other factors being equal.
[9]	The maximum benefit amount is $100,000. The charges shown in the table may not be representative of the charge that a particular Owner may pay. The charge does not vary by sex. The charge increases for older Issue Ages.

Single Premium Life Policy

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Charge for Mortality and Expense Risks	Daily	Annual rate of .50% of the Separate Account assets	Annual rate of .50% of the Separate Account Assets
Charge for Federal Income Taxes	Daily	Annual rate of .05% of the Separate Account assets	A rate which reflects that portion of our actual tax expenses which is fairly allocable to the Policies
Cost of Insurance	Calculated at least annually on the Policy Anniversary

Maximum: $1,000 per $1,000 of net amount at risk (Attained Age 99)[1]

Minimum: $0.69 per $1,000 of net amount at risk (Attained Age 10 female)[1]

Representative: $23.14 per $1,000 of net amount at risk (Attained Age 64 male)

Same as current amount, without the current dividend

Variable Life Prospectus	5

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Charge for Mortality and Expense Risks and Expenses for Loans[2]	Daily	Annual rate of .85% of the borrowed amount	Annual rate of 1.00% of the borrowed amount

[1]	The Policy includes no provisions for explicit deductions or charges for the cost of insurance, but this cost is reflected in the table of Cash Values at the front of the Policy and in the table of net single premiums we use to determine the variable insurance amount. The variable insurance amount is used to calculate both the Death Benefit and the Cash Value. The cost of insurance is based on factors including but not limited to the Insured’s Attained Age, the 1980 CSO Mortality Table and the net insurance amount at risk. The net insurance amount at risk is the Death Benefit minus the sum of the Cash Value and any Policy Debt. The rates shown in the table may not be representative of the charge a particular Owner may pay. The amount you pay for the cost of insurance is effectively reduced by the dividends, if any, we currently pay on your Policy. You may ask your Financial Representative for the current dividend amount. Future dividends are not guaranteed. (See “Annual Dividends”).
[2]	The charge is applied to the Policy Debt. The charge shown is a loan interest spread that is deducted from the Invested Assets. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 8% or an alternative variable rate based on a bond yield index. The amount of the Policy loan will be transferred from the Divisions to our General Account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less the charge shown.

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios that you may pay periodically during the time you own the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2017. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.40%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.20%	1.12%

*	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

For more information about voluntary fee waivers that may be in place, see the “Deductions and Charges” section.

The Company

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual were over $265 billion as of December 31, 2017. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policies, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the

Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policies. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

6	Variable Life Prospectus

The Separate Account

We established the Separate Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•	operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;
•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;

•	transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

•	transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•	make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are made available under the Policy for the allocation of your premiums. However, the Company does not endorse or recommend any particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; Russell Investment Funds; and Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The

Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing. Please see the prospectuses for the Portfolios for a discussion of the potential risks and conflicts presented by the use of a Portfolio as an investment option under variable annuity contracts and variable life insurance policies offered by affiliated and non-affiliated life insurance companies.

Variable Life Prospectus	7

Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc. (the

“Series Fund”)

The principal investment adviser for the Portfolios of the Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Series Fund. MSA employs a staff of investment professionals to manage the assets of the Series Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees a number of asset management firms under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Series Fund for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	BNY Mellon Asset Management North America Corporation
Focused Appreciation Portfolio	Long-term growth of capital	Loomis, Sayles & Company, L.P.
Large Cap Core Stock Portfolio	Long-term growth of capital and income	Wellington Management Company LLP
Large Cap Blend Portfolio	Long-term growth of capital and income	Fiduciary Management, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap Stock Price 400® Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	FIAM LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital; any income realized may be incidental	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Aberdeen Asset Managers Limited
Government Money Market Portfolio(1)	Maximum current income to the extent consistent with liquidity and stability of capital	BlackRock Advisors, LLC
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	T. Rowe Price Associates, Inc.
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Wells Capital Management, Inc.

8	Variable Life Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio(2)	High current income and capital appreciation	Federated Investment Management Company
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

(1)	Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
(2)	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (FMR). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Neuberger Berman Advisers Management Trust

The Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Investment Advisers LLC.

Portfolio	Investment Objective
Sustainable Equity Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC (“RIM”). RIM is the investment adviser of the Russell Investment Funds.

Portfolio	Investment Objective
U.S. Strategic Equity Fund	Long-term growth of capital
U.S. Small Cap Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
International Developed Markets Fund	Long-term growth of capital
Strategic Bond Fund	Provide total return
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	Current income and moderate long-term capital appreciation

Variable Life Prospectus	9

Portfolio	Investment Objective
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above-average long-term capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation; and as a secondary objective, current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Credit Suisse Trust

The Commodity Return Strategy Portfolio is a series of Credit Suisse Trust. The Separate Account buys shares of the Portfolio, the investment adviser for which is Credit Suisse Asset Management, LLC.

Portfolio	Investment Objective
Commodity Return Strategy Portfolio	Total Return

Payments We Receive

We select the Portfolios available through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of accumulated amounts if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Series Fund has been included in part because it is managed by a subsidiary of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates, which is generally a positive factor when selecting Portfolios. However, the amount of such payments is not determinative as to whether a Portfolio is available through the Policy. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for various purposes, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have also adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease a Portfolio’s investment return. We also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.

Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliate may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Information About the Policies

We are no longer issuing these Policies.

This prospectus describes the material provisions of the Policies. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.

Premiums

For Whole Life Policies and, except as explained below, for Extra Ordinary Life Policies, premiums are level, fixed and payable in advance during the Insured’s lifetime on a monthly, quarterly, semiannual or annual basis. You may change the

10	Variable Life Prospectus

premium frequency. The change will be effective when we accept the premium on the new frequency. The amount of the premium depends on the amount of insurance for which the Policy was issued and the Insured’s age and underwriting classification. The amount of the premium also reflects the sex of the Insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to the Owner not less than two weeks before each premium is due. If you select the monthly premium frequency, we may require that you make Premium Payments through an automatic payment plan arranged with your bank.

Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on a 12% interest rate, and (2) cover the administrative costs to process the additional Premium Payments. You may obtain information from your Northwestern Mutual Financial Representative about annual percentage rate (APR) calculations for premiums paid other than annually. The APR calculation is also available through www.northwesternmutual.com.

Premium added to the Separate Account will increase your Policy Value according to a formula specified in your Policy that takes into account certain actuarially determined values and the 1980 CSO mortality tables.

If the Insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution.

We accept Premium Payments by check or electronic funds transfer (“EFT”). We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide information about you and your account to government regulators.

We accept Premium Payments via our website if eligible. Electronic payments via our website must be made in accordance with our current procedures. However, we are not required to accept electronic payments, and we will not be responsible for losses resulting from transactions based on unauthorized electronic payments, provided we follow procedures reasonably designed to verify the authenticity of electronic payments. For more information on electronic payments see “Owner Inquiries.” We reserve the right to limit, modify, suspend or terminate the ability to make payments via our website at any time.

Whole Life Policy    The following table for Whole Life Policies shows representative premiums for male select, standard plus, and standard risks for various face amounts of insurance. Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on a 12% interest rate and (2) cover the administrative costs associated with additional Premium Payments. For example, two semi-annual payments will total more than an annual premium payment.

Age at Issue	Face Amount	Annual Premium	Monthly Premium	Annual Sum of Monthly Premiums*	Annual Sum of Monthly Premiums Minus the Annual Premium
	SELECT
15	$50,000	$382.50	$33.60	$403.20	$20.70
35	100,000	1,536.00	135.10	1,621.20	85.20
55	100,000	3,766.00	331.10	3,973.20	207.20
	STANDARD PLUS
15	$50,000	$406.00	$35.60	$427.20	$21.20
35	100,000	1,683.00	148.10	1,777.20	94.20
55	100,000	4,125.00	363.10	4,357.20	232.20
	STANDARD
15	$50,000	$491.50	$43.10	$517.20	$25.70
35	100,000	1,912.00	168.10	2,017.20	105.20
55	100,000	4,587.00	404.10	4,849.20	262.20

*	In some cases for policies with smaller premiums, the sum of 12 monthly premiums may be less than the sum of other periodic premium amounts due to lower administrative costs.

Extra Ordinary Life Policy    The following table for Extra Ordinary Life Policies shows representative annual premiums for male select, standard plus and standard risks for various amounts of insurance. Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on a 12% interest rate and (2) cover the administrative costs associated with additional Premium Payments. For example, two semi-annual payments will total more than an annual premium payment. The amounts of insurance shown in the table are the total amounts in effect when the Extra Ordinary Life Policy is issued, including both the guaranteed minimum death benefit noted in your Policy (“Minimum Death Benefit”), which we guarantee for the lifetime of the Insured, and the Extra Life Protection, which we guarantee for a shorter period. (See “Death Benefit” and “Extra Ordinary Life Policy”).

Variable Life Prospectus	11

Age at Issue	Face Amount	Annual Premium	Monthly Premium	Annual Sum of Monthly Premiums*	Annual Sum of Monthly Premiums Minus the Annual Premium
	SELECT
15	$50,000	$261.50	$23.10	$277.20	$15.70
35	100,000	1,014.00	89.10	1,069.20	55.20
55	100,000	2,612.00	230.10	2,761.20	149.20
	STANDARD PLUS
15	$50,000	$285.00	$25.10	$301.20	$16.20
35	100,000	1,161.00	102.10	1,225.20	64.20
55	100,000	2,971.00	261.10	3,133.20	162.20
	STANDARD
15	$50,000	$357.50	$31.60	$379.20	$21.70
35	100,000	1,377.00	121.10	1,453.20	76.20
55	100,000	3,425.00	301.10	3,613.20	188.20

*	In some cases for policies with smaller premiums, the sum of 12 monthly premiums may be less than the sum of other periodic premium amounts due to lower administrative costs.

Single Premium Life Policy    The Single Premium Life Policy was available only for applicants who met select or standard plus underwriting criteria as we determined. The premiums for these Policies are the same for both select and standard plus risks, but we expect that the dividends will be lower for Policies issued to Insureds in the standard plus classification.

The following table for Single Premium Life Policies shows representative gross single premiums for male select and standard plus risks for various face amounts of insurance:

Age at Issue	Face Amount of Insurance	Gross Single Premium
15	$10,000	$1,498.40
35	25,000	6,443.25
55	50,000	23,502.00

Grace Period

For the Whole Life and Extra Ordinary Life Policies there is a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you do not pay the premium within the grace period, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as extended term or paid-up insurance (see “Extended Term and Paid-Up Insurance”), or the Automatic Premium Loan provision is currently in effect (see “Policy Loans and Automatic Premium Loans”) to pay any overdue premiums and the premium due is less than the maximum amount allowable. If the Insured dies during the grace period we will deduct any overdue premium from the proceeds of the Policy. If the Insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.

Allocating Premiums to the Separate Account

We place the net annual premium for a Whole Life Policy or an Extra Ordinary Life Policy in the Separate Account on the Policy Date and on the Policy Anniversary each year. The net annual premium is the annual premium less the deductions. See “Deductions and Charges” for more information.

You determine how the net annual premium for a Whole Life or an Extra Ordinary Life Policy is apportioned among the Divisions. If you direct any portion of a premium to a Division, the Division must receive at least 10% of that premium. You may change the apportionment for future premiums by written request at any time, but the change will be effective only when we place the net annual premium in the Separate Account on the next Policy Anniversary, even if you are paying premiums other than on an annual basis. Under certain circumstances in accordance with our procedures your Financial Representative may provide us with instructions on your behalf involving the allocation of amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading.

Eligible Owners may also submit allocation requests via the Variable Life Service Center at 1-866-424-2609 or via our website at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current procedures for Electronic Instructions provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions.

For a Single Premium Policy we placed the entire single premium, less an administrative charge of $150, in the Separate Account on the Policy Date, and we apportioned the amount among the Divisions as you determined.

You may apportion the Separate Account assets supporting your Policy among as many as six Divisions at any time.

Transfers Between Divisions    Subject to the short-term and excessive trading limitations described below, you may transfer accumulated amounts from one Division to another so long as you are invested in no more than six Divisions at a time. Transfer requests will be effective after our receipt of your request in Good Order at our Home Office. If we receive your request for transfer before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE, we will deem your request to be received and effective that day. If we receive

12	Variable Life Prospectus

your request for transfer on or after the close of trading on the NYSE, we will deem your request to be received and effective on the next regular trading session of the NYSE. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Although no fee is presently charged, we reserve the right where allowed by state law to charge a fee that will cover the administrative costs of transfers. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Transfer requests must be in amounts greater than or equal to 1% of Invested Assets or the request will not be processed. When a transfer is made from any Division, the resulting allocation of Invested Assets must be in whole percentages in all Divisions that have any Invested Assets as a result of the transfer. Under certain circumstances in accordance with our procedures your Financial Representative may provide us with instructions on your behalf involving the transfer of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.

You may request the transfer in writing at our Home Office, via the Variable Life Service Center at 1-866-424-2609 or, if eligible, via our website at www.northwesternmutual.com. The submission of transfer instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our current procedures for Electronic Instructions and you must properly authorize us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading, including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two more such round trip transfers within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations, to the extent these features are available under your Policy. Once a Policy is restricted, we will allow one additional transfer into the Government Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

Variable Life Prospectus	13

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities, and future investments and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Deductions and Charges

The Net Premiums we place in the Separate Account for Whole Life, Extra Ordinary Life and Single Premium Life Policies are the gross premiums after the deductions described in the next two sections below. The Net Premiums for Whole Life and Extra Ordinary Life Policies exclude any extra premium we charge for Insureds who do not qualify as select risks and the extra premium for any optional benefits. We make a charge for mortality and expense risks against the assets of the Separate Account. There is also a charge for taxes. (See “Charges Against the Separate Account Assets”). In addition, the funds in which the Separate Account assets are invested pay an investment advisory fee and certain other expenses. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and the attached Fund prospectuses.)

We may impose a fee for transfers that will not exceed our administrative costs associated with transfers. This fee is currently being waived.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

Deductions from Premiums for Whole Life and Extra Ordinary Life Policies    The deductions described in this section are for Whole Life and Extra Ordinary Life Policies only. The deductions for Single Premium Life Policies are described under the next caption below.

For the first Policy Year there was a one-time deduction of not more than $5 for each $1,000 of insurance, based on the face amount for Whole Life or the Minimum Death Benefit stated in the Policy for Extra Ordinary Life. This was for the costs of processing applications, medical examinations, determining insurability and establishing records.

There is an annual deduction of $35 for administrative costs to maintain the Policy. Expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Owners.

There is a deduction each year for sales costs. This amount may be considered a sales load. The deduction will be not more than 30% of the basic premium (as defined below) for the first Policy Year, not more than 10% for each of the next three years and not more than 7% each year thereafter. The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction of $35 for administrative costs. The basic premium

14	Variable Life Prospectus

is based on the cost of insurance for Insureds who qualify as select risks and does not include any extra premium amounts for Insureds whom we place in other underwriting classifications. The basic premium does not include the extra premium for any optional benefits. For an Extra Ordinary Life Policy, the basic premium does not include any extra premium for the Extra Life Protection.

The amount of the deduction for sales costs for any Policy Year is not specifically related to sales costs we incur for that year. We expect to recover our total sales expenses from the amounts we deduct for sales costs over the period while the Policies are in force. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Separate Account for the mortality and expense risks we assume. (See “Charges Against the Separate Account Assets”). To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.

We make a deduction equal to 2% of each basic premium for state premium taxes. Premium taxes vary from state to state and currently range from 0% to 3.5% of life insurance premiums. The 2% rate is an average, and we charge the same percentage regardless of the state in which you live, which may be more or less than the percentage charged by your state of residence.

Provided that all premiums are paid when due, we guarantee that the Death Benefit, before adjustments, for a Whole Life Policy will never be less than the face amount of the Policy, regardless of the investment experience of the Separate Account and that, for an Extra Ordinary Life Policy, the Death Benefit, before adjustments, will never be less than the Minimum Death Benefit stated in the Policy. For both Policies, there is a deduction equal to 1.5% of each basic premium to compensate us for the risk that the Insured may die at a point in time when the Death Benefit that would ordinarily be paid is less than this guaranteed minimum amount.

For an Extra Ordinary Life Policy there is a deduction for dividends. This deduction will vary by age of the Insured and duration of the Policy and we expect it to be in the range of approximately 7-17% of the gross annual premium. The deduction is in consideration of the Policy’s receipt of dividends that may be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. Dividends will be affected by, among other factors, whether the Policy includes a term insurance component. Future dividends are not guaranteed. (See “Annual Dividends”).

The following tables illustrate the amount of net annual premium, for select and standard risks, to be placed in the Separate Account at the beginning of each Policy Year after the deductions described above:

Whole Life

Beginning of Policy Year	Male Age 35—Select Risk Annual Premium
	$500	$1,000	$5,000
1	$154.28	$320.16	$1,647.28
2 through 4	402.11	834.48	4,293.51
5 and later	416.05	863.41	4,442.36

Beginning of Policy Year	Male Age 35—Standard Risk Annual Premium
	$500	$1,000	$5,000
1	$123.37	$256.03	$1,317.30
2 through 4	321.57	667.33	3,433.44
5 and later	332.71	690.46	3,552.48

Extra Ordinary Life

Beginning of Policy Year	Male Age 35—Select Risk Annual Premium
	$500	$1,000	$5,000
1	$134.23	$278.56	$1,433.21
2 through 4	369.62	767.07	3,946.64
5 and later	383.58	796.05	4,095.74

Beginning of Policy Year	Male Age 35—Standard Risk Annual Premium
	$500	$1,000	$5,000
1	$97.92	$203.21	$1,045.54
2 through 4	269.65	559.59	2,879.11
5 and later	279.83	580.73	2,987.88

Deductions for Single Premium Life Policies    For a Single Premium Life Policy, the only deduction from the single premium was an administrative charge of $150. The administrative costs for issuing and maintaining a Single Premium Life Policy are similar to those we incur with a Whole Life Policy or an Extra Ordinary Life Policy, except for the costs of premium billing and collection. (See “Deductions from Premiums for Whole Life and Extra Ordinary Life Policies”). We placed the entire premium for a Single Premium Life Policy, after this deduction of $150, in the Separate Account when we issued the Policy without any of the other deductions which apply to premiums for Whole Life and Extra Ordinary Life Policies. There is no annual fee for a Single Premium Life Policy.

For a Single Premium Life Policy during the first ten Policy Years, the Cash Value payable on surrender of the Policy was reduced by a deduction for sales costs. The deduction during the first Policy Year was not more than 9% of the Policy’s tabular Cash Value. (See “Cash Value”). The deduction decreased over time until it was eliminated at the end of the tenth Policy Year. We intended the deduction to recover the costs we incurred in distributing Single Premium Life Policies which were surrendered in their early years. The deduction was never more than 9% of the single premium paid for the Policy, excluding the administrative charge of $150.

The following table illustrates the schedule for the decreasing deduction for sales costs for a policy surrendered at the end of each of the first ten Policy Years. The illustration is for a Single Premium Life Policy, male age 35. The schedule varies slightly by age and sex and amount of insurance.

Variable Life Prospectus	15

Policy Year End When Policy Is Surrendered	Deduction as % of Tabular Cash Value
1	7.9%
2	7.1
3	6.3
4	5.4
5	4.6
6	3.7
7	2.8
8	1.9
9	0.9
10 and subsequent years	0

Charges Against the Separate Account Assets    There is a daily charge to the Separate Account for the mortality and expense risks that we have assumed. The charge is at the annual rate of .50% of the assets of the Separate Account. The mortality risk is that Insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. The actual mortality and expense experience under the Policies will be a factor used in determining dividends. (See “Annual Dividends”).

The Policies provide that we may make a charge for taxes against the assets of the Separate Account. Currently, we are making a daily charge for income taxes we incur at the annual rate of .05% of the assets of the Separate Account. We may increase, decrease or eliminate the charge for taxes in the future to reflect the portion of our actual tax expenses which is fairly allocable to the Policies.

Optional Benefits    There is a separate charge for any optional benefit you have selected. (See “Other Policy Provisions—Optional Benefits”). For a Whole Life Policy, the Waiver of Premium Benefit has a maximum charge of $2.05 per $1,000 of face amount and a minimum charge of $0.13 per $1,000 of face amount. The Additional Purchase Benefit has a maximum charge of $2.21 per $1,000 of Additional Purchase Benefit and a minimum charge of $0.54 per $1,000 of Additional Purchase Benefit.

For an Extra Ordinary Life Policy, the Waiver of Premium Benefit has a maximum charge of $1.48 per $1,000 of face amount and a minimum charge of $0.10 per $1,000 of face amount. The Additional Purchase Benefit has a maximum charge of $2.21 per $1,000 of Additional Purchase Benefit and a minimum charge of $1.06 per $1,000 of Additional Purchase Benefit.

We will realize a gain from these charges to the extent they are not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

The investment performances of each Division reflects all expenses borne by the corresponding Portfolios. For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2017 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.20% to a maximum of 1.12%. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and the attached Fund prospectuses.)

Guarantee of Premiums, Deductions and Charges

We guarantee that the premiums, the amounts we deduct from premiums, and the charge for mortality and expense risks will not increase over time. These amounts will not increase regardless of future changes in longevity or increases in expenses. The Extra Ordinary Life Policy provides an opportunity to pay an additional amount of premium after the guaranteed period for the Extra Life Protection has expired if the total Death Benefit would otherwise fall below the initial amount of insurance. (See “Extra Ordinary Life Policy”).

Death Benefit

The Death Benefit for a variable life insurance policy is, in part, a guaranteed amount which will not be reduced during the lifetime of the Insured so long as you pay premiums when they are due and no Policy Debt is outstanding. The remainder of the Death Benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The amount of any paid-up additions is also included in the total Death Benefit and, in addition, the Extra Ordinary Life Policy provides some term insurance during the early Policy Years. Paid-up additions are amounts of permanent insurance, paid for with dividends and added to a basic life insurance policy, and for which the premium for the entire lifetime of the Insured has been paid. Paid-up additions have Cash Value and loan value. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy. For a more detailed description of how the Death Benefit is calculated for your Policy, see “Whole Life Policy and Single Premium Life Policy” and “Extra Ordinary Life Policy” below.

Payment of Proceeds    The amount payable under the Death Benefit will be reduced by the amount of any Policy Debt. Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the death of the Insured is received in our Home Office. The amount of proceeds will be determined as of the date of death. We will pay interest on the proceeds from that date until payment is made.

If an Income Plan was not previously elected by the Owner and in lieu of a lump sum payment, Death Benefits, less any Policy Debt, may be paid under an Income Plan selected by your beneficiary after the death of the Insured. Available Income Plans include an interest income plan, installment income plans, and life income plans. The Company may offer additional Income Plans. Generally, (1) an interest Income Plan accrues interest on the Death Benefit, the interest may be received monthly, and any remaining proceeds or interest may

16	Variable Life Prospectus

be withdrawn at any time; (2) an installment Income Plan pays Death Benefit proceeds in installments for a fixed period of time, and any remaining proceeds may be withdrawn at any time; and (3) a life Income Plan makes payments monthly for a chosen period and after that, for the life of the person on whose life the payments are based (or two persons if the joint option is selected). Any proceeds added to increase the amount payable under a monthly income plan may be subject to a 2.00% expense charge plus any applicable state premium tax. The choice of income plans will vary depending on financial situation and the amount of income desired monthly for a chosen time period. The Owner may elect an Income Plan while the Insured is living or, if the Insured is not the Owner, during the first 60 days after the Insured’s date of death. An Income Plan that is elected by the Owner will take effect on the date of death of the Insured if the notice of election is received in our Home Office while the Insured is living. In all other cases, the Income Plan will take effect on the date of receipt of the notice of election. If no Income Plan is elected, the benefit is paid to the beneficiary with interest based on rates declared by the Company or as required by applicable state law on the date of death of the Insured. Payments under these plans are from our General Account, and are subject to the claims of our creditors. Owners must look to the financial strength of the Company and its General Account with regard to guarantees under the Policy.

Variable Insurance Amount    The variable insurance amount reflects, on a cumulative basis, the investment experience of the Divisions in which the Policy has participated. We adjust the variable insurance amount annually on each Policy Anniversary. For the first Policy Year the variable insurance amount was zero. For any subsequent year it may be either positive or negative. If the variable insurance amount is positive, subsequent good investment results will produce a larger variable insurance amount and therefore an increase in the Death Benefit. If the variable insurance amount is negative, subsequent good investment results will first have to offset the negative amount before the Death Benefit will increase.

In setting the premium rates for each Policy we have assumed that investment results will cause the Separate Account assets supporting the Policy to grow at a net annual rate of 4%. If the assets grow at a net rate of exactly 4% for a Policy Year, the variable insurance amount will neither increase nor decrease on the following Policy anniversary. If the net rate of growth exceeds 4%, the variable insurance amount will increase. If it is less than 4%, the variable insurance amount will decrease.

The method for calculating the changes in the Death Benefit is described in the Policy. The Policy includes a table of net single premiums used to convert the investment results for a Policy into increases or decreases in the variable insurance amount. The insurance rates in the table depend on the sex and the Attained Age of the Insured for each Policy Year. For a Whole Life Policy, the changes in the Death Benefit will be smaller for a Policy issued with a higher premium for extra mortality risk. The net single premium for a particular variable insurance amount is the price for that amount of paid-up whole life insurance based on the Insured’s age on the Policy Anniversary.

To illustrate how the variable insurance amount affects the Death Benefit for a Whole Life Policy, suppose that on your Policy Anniversary investment results since your last Policy Anniversary (excluding investment results on paid-up additions) were $500 less than the amount that would have been expected assuming a net annual growth rate of 4%. By way of example, if your net single premium (based on your underwriting classification as indicated in your Policy) per $1.00 of insurance was .40440, the variable insurance amount for the current year will decrease by $1,236 ($500/.40440), thereby decreasing the Death Benefit if the variable insurance amount had been positive. (See “Whole Life Policy and Single Premium Life Policy”).

Because the variable insurance amount is adjusted only on the Policy Anniversary, we bear the risk that the Insured may die before the next anniversary after an interim period of adverse investment experience. If investment experience during the interim period is favorable, you will forgo the benefit and we will realize a gain. However, if on the date of death of the Insured the value of the Policy, considered as a net single premium, would buy more Death Benefit than the amount otherwise determined under the Policy, we will pay this increased Death Benefit.

The cost of life insurance increases with the advancing age of the Insured, and therefore a larger dollar amount of investment earnings is required to produce the same increase in the Death Benefit in the later Policy Years. In general, however, the effect of investment results on the Death Benefit will tend to be greater in the later Policy Years because the amount of assets invested for the Policy will tend to increase as the Policy remains in force.

The cost of providing insurance protection under a Policy is reflected in the Cash Value of the Policy. (See “Cash Value”). The cost is actuarially computed for each Policy each year, based on the Insured’s Attained Age, the 1980 Commissioners Standard Ordinary Mortality Table and the net insurance amount at risk under the Policy. The net insurance amount at risk is the Death Benefit for the Policy minus the sum of the Cash Value and any Policy Debt. The cost of insurance differs each year because the probability of death increases as the Insured advances in age, and the net insurance amount at risk decreases or increases from year to year depending on investment experience. The cost assumes that all Insureds are in the select underwriting classification. The differences in the mortality rates of the various underwriting classifications are reflected in the different premiums (or different dividend scales) for those underwriting classifications. The cost of insurance is based on the mortality table identified above and we guarantee it for the life of a Policy regardless of any future changes in mortality experience or whether the Policy’s Cash Value has been used to purchase variable benefit paid-up insurance. Our revenues attributable to this charge may exceed our costs attributable to this charge, in which case we may realize a gain.

Variable Life Prospectus	17

Whole Life Policy and Single Premium Life Policy    For a Whole Life Policy or a Single Premium Life Policy the Death Benefit is the face amount of the Policy plus any positive variable insurance amount in force. We adjust the Death Benefit on each Policy Anniversary when we determine the variable insurance amount for the following year. The total Death Benefit also includes the amount of insurance provided by any paid-up additions which you have purchased with dividends and includes adjustments for investment results earned through the prior year. The Death Benefit for a Whole Life Policy will not be less than the face amount so long as you pay premiums when they are due. For a Single Premium Life Policy the Death Benefit will not be less than the face amount. The amount payable at death is reduced by the amount of any Policy Debt outstanding.

Paid-up additions you have purchased with dividends are not counted for purposes of the guarantee that the Death Benefit of a Whole Life Policy or a Single Premium Life Policy will never be less than the face amount of the Policy. If the variable insurance amount is negative, the total Death Benefit will be the guaranteed face amount plus the amount of insurance provided by any paid-up additions. Paid-up additions are amounts of permanent insurance, paid for with dividends and adjusted by investment results earned through the prior policy year, and added to a basic life insurance policy, and for which the premium for the entire lifetime of the Insured has been paid. Paid-up additions have Cash Value and loan value.

Extra Ordinary Life Policy    The Death Benefit for an Extra Ordinary Life Policy is affected by the amount of Extra Life Protection in force. Initially, the amount of Extra Life Protection is 40% of the total amount of insurance and is in the form of one year term insurance; the amount of term insurance may be adjusted on each Policy Anniversary thereafter. Term insurance is life insurance which pays a Death Benefit only if the Insured dies during the term for which the insurance has been purchased. Term insurance is ordinarily purchased on an annual basis at a cost which rises with the increasing age of the Insured. It has no cash surrender value or loan value. The amount of term insurance included in Extra Life Protection affects the dividends payable on Extra Ordinary Life Policies. Over time, positive variable insurance amounts and paid-up additions purchased with dividends will reduce the one year term insurance portion of the Extra Life Protection to an amount that (with variable insurance amounts and paid-up additions) will maintain the total Death Benefit at the amount for which the Policy was issued. The term insurance is eliminated at any time when the sum of positive variable insurance amount plus the paid-up additions equals or exceeds the initial amount of Extra Life Protection.

The amount of Extra Life Protection may increase over time but it will not decrease below the initial amount during the Policy’s guaranteed period, so long as you pay premiums when they are due, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their Cash Value. The length of the guaranteed period depends on the age of the Insured at issue. Please note that neither the actual investment results nor the dividends to be paid on the Policy are guaranteed. You may request an in-force illustration to illustrate the effect of various future rates of return on the amount of Extra Life Protection.

After the guaranteed period expires, if the sum of positive variable insurance amounts plus the paid-up additions is less than the initial amount of Extra Life Protection on any Policy Anniversary, we may reduce the amount of your term insurance for the Policy Year. We will give you notice of the reduction and you will have an opportunity to pay an additional amount of premium in order to keep the initial amount of insurance in force. The maximum premium rate is set forth in the Policy. The maximum premium rate varies between $6.27 per $1,000 of term insurance and $1,000 per $1,000 of term insurance, depending on the age and sex of the insured. Your right to continue the Extra Life Protection will terminate as of the first Policy Anniversary when you fail to pay the additional premium when due.

The Death Benefit for an Extra Ordinary Life Policy is the sum of the Minimum Death Benefit plus the amount of Extra Life Protection in force. The Minimum Death Benefit is 60% of the total amount of insurance for which the Policy was issued. We guarantee the Minimum Death Benefit for the lifetime of the Insured so long as you pay premiums when they are due.

The total Death Benefit is not affected by either investment results or the amount of dividends paid, so long as the Policy is within the guaranteed period of Extra Life Protection unless the term insurance has been eliminated by positive variable insurance amount and paid-up additions as described above. Good investment results and increases in dividends increase the likelihood that the total Death Benefit will begin to rise before the guaranteed period of Extra Life Protection expires. Adverse investment results or decreases in dividends could cause the total Death Benefit to fall below the amount of insurance which was initially in force, after the guaranteed period of Extra Life Protection expires, but it cannot fall below the Minimum Death Benefit so long as you pay premiums when they are due. In each case the amount payable at death is reduced by any Policy Debt outstanding.

The following three examples illustrate how Extra Life Protection operates during the guaranteed period. In each example the Policy was issued for a total amount of $250,000. The minimum death benefit is $150,000 (60% of $250,000) and the initial amount of Extra Life Protection is $100,000 (40% of $250,000).

•	Example 1: On a Policy Anniversary, there is a total positive variable insurance amount of $10,000 and paid-up additions are $15,000. The Extra Life Protection for the following year would consist of term insurance in the amount of $75,000 ($100,000 minus the sum of $10,000 and $15,000) in order to maintain the initial amount of Extra Life Protection. There would be no effect on the current Death Benefit because the total of the variable insurance amount and paid-up additions has not exceeded the initial amount of Extra Life Protection.

18	Variable Life Prospectus

•	Example 2: On a Policy Anniversary, there is a total negative variable insurance amount of -$12,000 and paid-up additions are $15,000. The Extra Life Protection for the following year would consist of term insurance in the amount of $85,000, reflecting a reduction for paid-up additions but not negative variable insurance amounts. Again, there would be no effect on the current Death Benefit. In subsequent years positive variable insurance amounts will need to make up for the negative variable insurance amounts in order to affect the amount of term insurance.

•	Example 3: On a Policy Anniversary, there is a total positive variable insurance amount of $60,000 and paid-up additions are $50,000. The Extra Life Protection for the following year would consist of no term insurance and would increase to $110,000 (the sum of $60,000 and $50,000). In this case the current Death Benefit would increase to reflect variable insurance amounts and paid-up insurance in excess of the Extra Life Protection (see “Variable Insurance Amount” above).

We have designed the Extra Ordinary Life Policy for a purchaser who intends to use all dividends to purchase paid-up additions. If you use dividends for any other purpose, or if any paid-up additions are surrendered for their Cash Value, the term insurance in force will immediately terminate, any remaining guaranteed period of Extra Life Protection will terminate and your right to continue the amount of Extra Life Protection as described above will terminate. The amount of Extra Life Protection thereafter will be the sum of positive variable insurance amount plus any paid-up additions which remain in force.

Cash Value

The Cash Value of a Policy is equal to the amount you are eligible to receive when you surrender the Policy. If investment results were a net level 4% every year, the Cash Value would increase each year according to a table in your Policy (“tabular Cash Value”). However, the Cash Value for all Policies will change daily in response to investment results. For any given date, to calculate the Cash Value, the tabular Cash Value for the last Policy Anniversary is adjusted to reflect the time elapsed since the last Policy Anniversary. We then adjust the sum of the tabular Cash Value and the net single premium for the variable insurance amount (see the discussion of net single premiums under “Variable Insurance Amount”) to reflect investment results from the last Policy Anniversary to the date for which the calculation is being made. The Cash Value is increased by the value of any paid-up additions which have been purchased with dividends. The value of the paid-up additions reflect investment results from your last Policy Anniversary to the date for which the calculation is being made. If a portion of the premium for the current Policy Year has not been paid, the Cash Value of a Whole Life Policy or an Extra Ordinary Life Policy will be reduced. The Cash Value for all Policies will be reduced by any Policy Debt outstanding. No minimum Cash Value is guaranteed.

We determine the Cash Value for a Policy at the end of each valuation period (typically, 4:00 p.m. Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the NYSE is open for trading. In accordance with the requirements of the 1940 Act, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

You may surrender a Policy for the Cash Value at any time during the lifetime of the Insured. We will surrender your Policy upon receiving a surrender request in Good Order at our Home Office. Requests for surrender received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE are deemed to be received and effective that day. If received on or after the close of trading, requests are deemed to be received and effective as of the close of the next regular trading session of the NYSE. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Alternatively, you may use the Cash Value of a Whole Life Policy or an Extra Ordinary Life Policy to provide extended term insurance or a reduced amount of fixed or variable paid-up insurance. (See “Extended Term and Paid-Up Insurance”). Surrender proceeds may be paid under an Income Plan requested by an Owner at the time of surrender. Available Income Plans include an interest income plan, installment income plans, and life income plans. The Company may offer additional Income Plans.

You may request a Death Benefit reduction, so long as the Policy’s Death Benefit after reduction meets the regular minimum size requirements. A proportionate refund of the Policy’s Cash Value will result from any Death Benefit reduction. The refund of Cash Value will first be applied toward any existing loan balance. The remainder of the Cash Value refunded will be returned to the Owner. The remaining Policy will be based on the age and underwriting classification of the Insured at the time of issuance of the original Policy. We will allocate reductions among the Divisions in proportion to the amounts in the Divisions.

Annual Dividends

The Policies are eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” A Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. We will not pay a dividend on a Whole Life Policy or an Extra Ordinary Life Policy which is in force as extended term insurance. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on a Policy is not guaranteed. Illustrated dividends published at the time a life insurance policy is issued generally reflect

Variable Life Prospectus	19

the actual recent experience of the issuing company with respect to mortality and expenses and hypothetical investment results.

If you receive dividends, you may use them to purchase variable paid-up additions, unless the Policy is in force as reduced fixed paid-up insurance. We will also pay dividends in cash, or you may use them to pay premiums or leave them to accumulate with interest (see “Tax Consideration—Tax Treatment of Life Insurance”); but unless you use all dividends we pay on an Extra Ordinary Life Policy to purchase paid-up additions, the term insurance portion of the Extra Life Protection will be terminated. (See “Extra Ordinary Life Policy”). We hold dividends you leave to accumulate with interest in our General Account and we will credit them with a rate of interest we determine annually. The interest rate will not be less than an annual effective rate of 3.5%. If a Whole Life Policy or an Extra Ordinary Life Policy is in force as reduced fixed benefit paid-up insurance, dividends may be used to purchase fixed benefit paid-up additions. (See “Extended Term and Paid-Up Insurance”). Dividends used to purchase variable benefit paid-up additions will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Policy Loans and Automatic Premium Loans

Described below are certain terms and conditions that apply when you borrow amounts under the Policy. Policy loans are secured by your Policy Value. For information on the tax treatment of loans, see “Tax Considerations” and consult with your tax advisor.

Policy Loans    You may borrow an amount that, when added to existing Policy Debt, is not more than the maximum amount under your policy (the “loan value”). The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. You may take loan proceeds in cash or, for the Whole Life and Extra Ordinary Life Policies, you may use them to pay premiums on the Policy. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home Office. Eligible Owners may also submit loan requests via the Variable Life Service Center at 1-866-424-2609. Written and telephone requests will be processed based on the date and time they are received in the Home Office, provided the request is received in Good Order. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Based on our administrative procedures, you may have the option of receiving funds via wire transfer or priority mail, and we may charge a fee for this service to cover our administrative costs. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus. Under certain circumstances in accordance with our procedures your Financial Representative may provide us with instructions regarding requests on your behalf.

Automatic Premium Loans    If you have chosen the Automatic Premium Loan provision or it is currently in effect for your Policy, a premium loan, which is a form of Policy loan, will automatically be made to pay an overdue premium if the premium is less than the maximum amount available for a new loan. A confirmation statement will be sent each time an automatic premium loan occurs.

General Loan Terms    Interest on a loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. The Policy’s Cash Value is reduced by the amount of the loan. If the Cash Value decreases to zero, the Policy will terminate unless a sufficient portion of the loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.

You select the loan interest rate. The loan interest rate is applied to both the amount of the loan and accrued interest. A specified annual effective rate of 8% is one choice. (The specified annual effective rate may be lower in Arkansas.) The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually. It will not be less than 5%.

We will take the amount of a loan, including interest as it accrues, from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and will credit those amounts on a daily basis with an annual earnings rate equal to the loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .85% for the 8% specified loan interest rate and .85% for the variable loan interest rate. For example, the earnings rate corresponding to an 8% loan interest rate is currently 7.15%. A loan, even if you repay it, will have a permanent effect on the Policy’s variable insurance amount and Cash Value because the amounts you have borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions of the Separate Account.

The amount payable at death will also be reduced by the amount of any Policy Debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

You may repay a loan, and any accrued interest outstanding, in whole or in part, at any time while the Insured is alive. If we receive a payment without specific instructions, we will first apply the payment to any premium due, with any remaining amount being applied to any outstanding loans. Payments in excess of outstanding debt and premiums due will be returned unless such amounts are deemed to be de minimis according to our procedures. Except as described below, if we receive your loan payments before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE, we

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will credit payments as of the date we receive them and transfer them from our General Account to the Divisions, in proportion to the amounts in the Divisions, as of the same date. If we receive your loan payments on or after the close of trading on the NYSE, we will credit payments as of the close of the next regular trading session of the NYSE and transfer them from our General Account to the Divisions, in proportion to the amounts in the Divisions, as of the date we credit the payment. Payments must be in Good Order to be processed. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.

Policy loan payments received within 34 days after the loan interest billing date will be credited as of the loan interest billing date. Automatic premium loans are effective as of the premium due date unless a loan payment is received between the premium due date and the date the Automatic Premium Loan is made. Automatic premium loan payments received up to 66 days after the loan interest billing date will be credited as of the Policy Anniversary, depending on your premium payment schedule. We will send you a notice indicating your loan interest billing date. Loan repayments are not subject to transaction fees.

Extended Term and Paid-Up Insurance

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is not paid when due or within the 31-day grace period (see “Grace Period”), and you have not chosen the Automatic Premium Loan (APL) provision or do not have sufficient loan value to pay the premium, (see “Policy Loans and Automatic Premium Loans”), the Cash Value will purchase extended term insurance, or, at your request, a reduced amount of either fixed or variable benefit paid-up insurance.

If you use the Cash Value to provide a reduced amount of fixed benefit paid-up insurance or for extended term insurance, we will transfer the amount of the Cash Value from the Separate Account to our General Account at the conclusion of the 31 day grace period. Thereafter the Policy will not participate in the Separate Account’s investment results unless the Policy is subsequently reinstated. (See “Reinstatement”). You may select variable benefit paid-up insurance only if the Policy has at least $1,000 of Cash Value, in which case your Policy will reflect reductions for the cost of insurance. The minimum guaranteed death benefit (the face amount for Whole Life or the Minimum Death Benefit for Extra Ordinary Life) is not in effect for variable paid-up insurance.

For fixed paid-up insurance, you must have selected paid-up insurance within three months after the due date of your first unpaid premium. We determine the amount of paid-up insurance by the amount of Cash Value and the age and sex of the Insured, using the table of net single premiums at the Attained Age. Fixed benefit paid-up insurance has guaranteed cash and loan values. Paid-up insurance remains in force for the lifetime of the Insured unless the Policy is surrendered or the Cash Value is reduced to zero because of any Policy Debt.

If the Policy remains in force as extended term insurance, the amount of insurance will equal the Death Benefit prior to the date the premium was due, less any Policy Debt. The amount of Cash Value and the age and sex of the Insured will determine how long the insurance continues. We will, upon your request, tell you the amount of insurance and how long the term will be. Extended term insurance is not available if the Policy was issued with a higher premium for extra mortality risk. Extended term insurance has a Cash Value but no loan value.

Reinstatement

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is due and remains unpaid at the end of the grace period, the Policy will lapse. The Policy may be reinstated after lapse within five years after the premium due date. The Insured must provide satisfactory evidence of insurability. Any premium or other payment due, including any applicable interest, will also be required. If we approve your request for reinstatement and the request is received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE, we will deem your request to be received and effective that day. If we receive your request on or after the close of trading on the NYSE, we will deem your request to be received and effective on the next regular trading session of the NYSE. Applications must be received in Good Order to be processed. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

The Company may waive the requirement to provide satisfactory evidence of insurability if the reinstatement is applied for, and any premium or other payment due is paid, within 90 days after the premium due date and while the Insured is alive. Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. In addition, following the reinstatement the Policy will have the same Death Benefit and amount in each Division as if all premiums had been paid when due. We will make an adjustment for any Policy Debt or the debt may be reinstated. A reinstatement may have important tax consequences. If you contemplate any such transaction you should consult a qualified tax adviser.

Reinvestments After Surrender

While Owners have no right to reinvestment after a surrender, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into a Policy in the form of returned surrender proceeds in connection with a request to void a surrender if the request is received by the Company within a reasonable time after the surrender proceeds are mailed. These payments may be processed without a sales load in the case of a Whole Life Policy or an Extra Ordinary Life Policy. The

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period for which we will accept requests for the return of surrender proceeds after a surrender may vary in accordance with our administrative procedures. The returned surrender proceeds will be reinvested after our receipt of the reinvestment request in Good Order at our Home Office. If we receive your request before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE, we will deem your request to be received and effective that day. If we receive your request on or after the close of trading on the NYSE, we will deem your request to be received and effective on the next regular trading session of the NYSE. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Proceeds will be applied to the same Division from which the surrender was made. Under certain circumstances in accordance with our procedures your Financial Representative may provide us with instructions regarding requests for reinvestment on your behalf.

Depending on the Insured’s underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible; including where any such reinvestment may cause the Policy to fail to qualify as life insurance under applicable law. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender proceeds will have the same Death Benefit as if the proceeds had not been surrendered, except the values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make an adjustment for any Policy Debt or the debt may be reinstated.

Please note that our decision to permit a reinvestment does not reverse or eliminate any tax consequences and/or tax reporting resulting from the original surrender. Surrenders have tax consequences and we may be required to report them to the Internal Revenue Service and/or your state for income tax purposes. We may also be required to treat the reinvested proceeds as a new premium for purposes of determining whether your policy will become a MEC, and, as with any premium payment, we may be required to reject your reinvestment if it would result in your Policy failing to qualify as life insurance for Federal tax purposes. (See “Tax Considerations”).

Right to Exchange for a Fixed Benefit Policy

It is currently Company practice to allow you to exchange your Policy for a policy that does not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”). We may modify or terminate this accommodation at any time, with or without notice, unless your state or the terms of your Policy provide for such an exchange. We may require evidence of insurability. The Fixed Benefit Policy will be on the life of the same Insured and at the time of the exchange will have the same Policy Date and Issue Age and a Death Benefit at least as great as the initial guaranteed Death Benefit of your Policy (assuming no reduction in Death Benefit prior to the exchange). The premiums and Cash Value will be the same as those for fixed benefit policies that we issue on the issue date of the Fixed Benefit Policy. The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange, and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

In addition, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser, if there is a material change in the investment objectives or restrictions of a Portfolio, or a Portfolio is substituted for another portfolio (see “Substitution of Portfolio Shares and Other Changes”). There may be a cost associated with the exchange. We will give you notice of any such change. You may make the change within 60 days after the notice or effective date of the change, whichever is later.

Modifying a Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify a Policy:

•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Other Policy Provisions

Owner    The Owner is identified in the Policy. The Owner may exercise all rights under the Policy while the Insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus “you” means the Owner of a Policy. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

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Beneficiary    The beneficiary is the person to whom the Death Benefit is payable. The beneficiary is named in the Application. You may change the beneficiary in accordance with the Policy provisions.

Incontestability    We will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or two years from the effective date of a reinstatement. After the two year period, to the extent permitted by state law we may rescind the Policy if the application contains a fraudulent misstatement.

Misstatement of Age or Sex    If the age or sex of the Insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Optional Benefits    If available in your state, there are two optional benefits available for purchase under the Whole Life Policy or Extra Ordinary Life Policy: (1) a Waiver of Premium Benefit; and (2) an Additional Purchase Benefit.

Subject to the terms and conditions of the benefit, the Waiver of Premium Benefit waives the payment of all premiums that come due during the total disability of the Insured if the disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the disability occurs after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit waives the payment of all premiums that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

Subject to the terms and conditions of the benefit, the Additional Purchase Benefit guarantees the right to buy more insurance without proof of insurability.

If you selected one or both of these optional benefits, you are subject to a separate charge. (See “Periodic Charges (Other than Fund Operating Expenses)” and “Deductions and Charges—Optional Benefits” for more information about the charges.) Any charge will continue to be assessed as long as the benefit remains in force. Once the Policy has been issued, an optional benefit may be issued only upon mutual agreement.

Income Plans    The Policy provides a variety of Income Plans for Policy benefits. Any Northwestern Mutual Financial Representative authorized to sell the Policies can explain these provisions on request.

Deferral of Determination and Payment    So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the NYSE is closed, or the SEC, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Owners. If a Whole Life Policy or an Extra Ordinary Life Policy is continued in force as extended term or reduced fixed benefit paid-up insurance, we have the right to defer payment of the Cash Value for up to six months from the date of a Policy loan or surrender. If payment of surrender proceeds is deferred for 30 days or more, we will pay interest at an annual effective rate of 4%. If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Government Money Market Division until the Portfolio is liquidated.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of surrender proceeds, Cash Value resulting from a Death Benefit reduction, Death Benefit or loan proceeds or Income Plan benefits until the check or draft has been honored.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, Death Benefit reduction, surrender, loans, or Death Benefit proceeds, until instructions are received from the appropriate legal authority. We may also be required to provide additional information about an Owner and an Owner’s account to government authorities.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material, and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Substitution of Portfolio Shares and Other Changes

If, in our judgment, one or more Portfolios become unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, for each such Portfolio we may substitute shares of another Portfolio or another mutual fund. Any substitution of shares will be subject to any required approval of the SEC, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Separate Account or any of its Divisions as a management company under the 1940 Act, or in any other form permitted, or to terminate registration of the Separate Account if

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registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

Reports and Financial Statements

For each Policy Year you will receive a statement showing the Death Benefit, Cash Value and any loans (including interest charged) as of the Policy anniversary. We will also send you a confirmation statement when you transfer among Divisions, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show your apportioned amounts among the Divisions. If the Policy is in force as extended term or fixed benefit paid-up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Cash Value and any loans.

Annually, we will send you a report containing financial statements of the Separate Account and semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of the Company appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or the Statement of Additional Information, call the Variable Life Service Center at 1-866-424-2609. Certain reports and other information can be obtained on our website at www.northwesternmutual.com.

Special Policy for Employers

The premium for the standard Policy is based in part on the sex of the Insured. The standard annuity rates for Income Plans which last for the lifetime of the payee are also based, in part, on the sex of the payee. However, if your Policy was issued in connection with an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. You are urged to review any questions in this area with qualified counsel.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents, by calling the Variable Life Service Center at 1-866-424-2609.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim them with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please contact your Financial Representative or call the Variable Life Service Center at 1-866-424-2609 for assistance in making such changes.

Cybersecurity

The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our website, if available, or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Separate Account, and its ability to perform its duties as underwriter for the Separate Account.

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Speculative Investing

This Policy, or any of its riders, should not be used for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Owner Inquiries

You may receive information about your Policy via the Variable Life Service Center by calling toll-free at 1-866-424-2609. With your User ID and password, you can also visit our website www.northwesternmutual.com to access performance information, forms for routine service, and daily Policy values for Policies you own. Eligible Owners may also set up certain electronic payments, transfer accumulated amounts among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or payment in writing at our Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about surrendering your Policy, please call your Financial Representative or the Variable Life Service Center at 1-866-424-2609. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Illustrations

Your Northwestern Mutual Financial Representative will provide you with an illustration for your Policy upon request. The illustration will reflect the performance of your Policy to date and will show how the amount payable at death and Cash Value would vary based on hypothetical future investment results.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the Policy’s actual Cash Value, amount payable at death, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were illustrated.

Tax Considerations

General    The following discussion provides a general description of federal tax considerations relating to your Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy, or an interest in the Policy, may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed your Policy to comply with only the cash value accumulation test. We may take any action that may be necessary for the Policy to qualify as life insurance for tax purposes.

The definitional tests under the Code are based on the Commissioner’s Standard Ordinary (CSO) mortality tables in effect when the Policies were issued. For Policies issued or materially changed after 2008, the tests must be based on the 2001 CSO mortality tables. Because Policies issued based on the 1980 CSO mortality tables may not satisfy the definitional tests using the 2001 CSO mortality tables, certain changes to those Policies will not be permitted (as defined by IRS Notices 2004-61 and 2006-95). Special safe harbor calculation

Variable Life Prospectus	25

rules apply to life insurance after the Insured attains age 100. See IRS Rev. Proc. 2010-28.

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the assets held in the Separate Account, the income and gains related to those assets would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While your Policy is in force, increases due to investment experience are not subject to federal income tax until there is a distribution as defined by the Code. Death Benefit proceeds received by a beneficiary will generally not be subject to federal income tax.

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. Dividends paid in cash, if any, are generally taxed as withdrawals with a resulting reduction in basis. However, dividends applied to purchase additional insurance or used to pay premiums are generally not taxable. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy Years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Unless the Policy is a MEC, a loan received under your Policy will not be treated as a distribution subject to current federal income tax. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the Policy Debt will be repaid from the Death Benefit. However, if the Policy terminates by any method other than death, the Policy Debt will be repaid from the Cash Value of the Policy, and the total Cash Value, including the total amount of the Policy Debt, will be taxable to the extent it exceeds the basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the Policy Debt will be repaid from Cash Value of the Policy and the Policy Debt repayment will be treated as income and taxable to the extent it exceeds Policy’s basis.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total Policy Debt will continue to increase for as long as the loan is maintained on the Policy. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs if the Policy Debt becomes too large when compared to the unborrowed Cash Value remaining in the Policy, thereby causing the Policy to lapse. (See the “Policy Loans and Automatic Premium Loans” section for more details). As described above, if your policy lapses with outstanding Policy Debt, you will have an income tax liability to the extent the Policy Debt exceeds the Policy basis. This means that you may have to pay income tax for a year in which you did not receive any cash from the policy.

Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance”).

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy covering the same Insured (or, in the case of joint life insurance, covering the Insureds or a surviving Insured) or an annuity contract with the same owner (or, in the case of an annuity owned by a non-natural owner, if the annuitant is the same as the life insurance policy insured). The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2008 may only be exchanged for life insurance policies using 2001 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on gain-first basis).

Ownership of a Policy, or an interest in the Policy, may be transferred. If the transfer is for valuable consideration, it is taxable to the extent the proceeds or fair market value of preoperty received exceed the basis of the Policy. The transfer of a Policy with a loan in excess of Policy basis is considered a sale to the extent of the loan, and the loan is treated as “sales proceeds” paid to the transferor. If a Policy, or an interest in a Policy were transferred for valuable consideration, the death benefit will be taxable as ordinary income to the extent it exceeds the sum of the purchase price and subsequent premiums paid by the new owner. However, the death benefit will not be taxable if both of the following criteria are satisfied:

1.	The transfer was not a “Reportable Policy Sale”, and

2.	The transferee is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer or the basis of the Policy is carried over, in whole or in part, in the transfer.

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A Reportable Policy Sale is defined by Code section 101(a)(3), which was enacted in 2017 as part of the Tax Cuts and Jobs Act. A Reportable Policy Sale occurs when a Policy or an interest in the Policy is transferred, directly or indirectly, for valuable consideration and the acquirer does not have a “substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in” the Policy. An example of an indirect transfer is an acquisition of a partnership that owns the Policy. If a Reportable Policy Sale occurs, the acquirer and the insurance company are required to send information about the sale to the IRS and the transferor. At the time the prospectus was printed, the IRS had not yet issued guidance related to these reporting rules, so specific requirements are unclear.

Where the Policy cash value is distributed as periodic payments under a payment plan, part or all of the taxable payments may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed) Under final regulations issued by the IRS, “net investment income” may include among other things the transfer of a life insurance policy that constitutes a sale, interest paid on the Death Benefit and taxable distributions from life insurance policies held in arrangements that constitute “passive activities”. You should seek qualified tax advice.

Modified Endowment Contracts (MEC)    A modified endowment contract (“MEC”) is a type of life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts. A MEC has less favorable tax treatment because it is considered to be too investment oriented. Generally, a Policy may be classified as a MEC if the cumulative premiums paid during the first seven Policy Years after issue, or after a “material change” (described below), exceed the policy’s “seven-pay” limit. The seven-year time period is commonly referred to as the “seven-pay period”. Code Section 7702A defines the seven-pay limit as the sum of the premiums (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid-up after seven level annual payments based on defined interest and mortality assumptions. If premiums in excess of the seven-pay limit are paid during a seven-pay period, a Policy will be a MEC. However, a policy will not be a MEC if the excess premiums are refunded, with interest, within 60 days after the end of the Policy Year in which they are paid. For purposes of measuring this 60-day refund period, the term “Policy Year” refers to the year that starts on the date of a material change if that date is different than the Policy Date. If excess premium is refunded, all Policy values are recalculated as though the excess premium had never been paid.

A policy can also become a MEC if the benefits under the Policy are reduced during the seven-pay period or, in the case of joint life Policies, the lifetime of either Insured. If a reduction occurs during a seven-pay period, the seven-pay premium limit will be redetermined based on the reduced level of benefits. All premiums paid during the seven-pay period must be retroactively tested against the new, lower, seven-pay limit. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a MEC. This means that a reduction of Policy benefits can result in a MEC because of premiums paid in prior years even if those premiums did not exceed the policy’s seven-pay limit at the time they were paid. A reduction in benefits includes a decrease in the amount of coverage, the termination or reduction of certain riders, a withdrawal or any other action resulting in a surrender of Cash Value to you according to the terms of the Policy, an election of the paid-up option or, in some cases, a lapsing of the Policy where the Policy is not reinstated within 90 days. A life insurance policy which is received in exchange for a MEC will also be considered a MEC. In the case of joint life Policies, the reduction test must be applied during the lifetime of either Insured rather than only during seven-pay periods.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC. This means that a new seven-pay period begins with a new seven-pay limit. The new seven-pay limit is determined by taking into account the value of the Policy at the time of such change. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured(s), if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.

If a Policy is a MEC, any distribution from the Policy will be treated as a distribution of gain first, subject to ordinary income taxation. Distributions for this purpose include a loan a withdrawal of Cash Value, a surrender of the Policy, and dividends paid in cash. Distributions taken within the two-year period prior to the Policy becoming a MEC may also be taxed under the MEC tax rules. The Policy basis is increased to the extent a loan is a taxable distribution from a MEC. For these purposes, the term “loan”, includes an increase in Policy Debt due to accrued but unpaid loan interest, or an assignment or pledge of the policy to secure a loan. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1⁄2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions

Variable Life Prospectus	27

generally do not apply to life insurance policies owned by corporations or other entities.

Estate and Generation Skipping Taxes    If the Insured owns, or has any incidents of ownership in, the Policy, the amount of the Death Benefit will generally be includible in the Insured’s estate for federal estate tax purposes and any applicable state inheritance tax. If a Policy is a joint life Policy, the Death Benefit will be includible in the estate of the second to die if that that individual owned or had any incidents of ownership in, the policy at the time of death. In some circumstances, the Death Benefit of a policy may be included in an Insured’s estate even if not owned at the time of death. This may occur if the Insured transferred an ownership interest, or an incident of ownership, in a policy within three years of death. If the Owner dies, but an Insured is still alive, the fair market value of the Policy will be includible in the Owner’s estate. With appropriate estate planning, A unlimited marital deduction may permit deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of a Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

An exemption limit of $5 million (single)/$10 million (married) (with inflation indexing after 2011) and a maximum rate of 40% applies for purposes of the estate, gift and generation skipping transfer taxes. In addition, any unused estate exemption limit may be carried over to the surviving spouse.

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that a portion of the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable to the extent it exceeds the premiums or other consideration the business paid for the policy. This rule will not apply if (i) the Insured is an eligible employee and (ii) certain notice and consent requirements are satisfied before the policy is issued. Generally, an eligible employee is someone who was an employee at any time during the 12-month period before death, a director, a person who owns more than 5% of the business, an employee earning more than $120,000 annually (increased for cost of living), one of the highest 5 paid officers or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy or Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Interest on debt that is related to or is incurred to purchase or carry life insurance might be deductible in certain, limited, circumstances set forth in Code Section 264. For example, interest paid or accrued for up to an aggregate of $50,000 of indebtedness with respect to life insurance covering a “key person” may be deductible. Generally, a key person is defined as an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, if a business owns life insurance with cash value, section 264(f) of the Code may disallow a portion of a business’s non-life insurance related interest deduction. The disallowance is based on a ratio that compares the amount of unborrowed life insurance Cash Value to the adjusted basis of other business assets. Certain policies may be excluded the disallowance calculation. These include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as joint policies insuring 20% owners and their spouses). The IRS has ruled that a policy received in a tax-free exchange is newly issued for this purpose.

The IRS has ruled privately that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.

Special rules under the Code govern how life insurance companies calculate income tax deductions. Under these rules the annual increase in the cash value of life insurance policies owned by life insurance companies may limit the company’s deductions, resulting in an overall increase in its taxable income. In Revenue Procedure 2007-61, the IRS provided a safe harbor under which the annual increase in cash value of life insurance policies covering no more than 35% of the company’s employees, directors, officers and 20% owners will not limit the life insurance company’s deductions. Additionally, the Revenue Procedure included language that the tax-deferred nature of such contracts remains subject to challenge by the IRS under other provisions of the tax law, including judicial doctrines such as the business purpose doctrine.

Policy Split Right    If your Policy is a joint life Policy, your Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in either the repeal of the unlimited marital deduction or a 50% or greater reduction in the maximum estate tax rate set forth in the law. The exchange must be made while both Insureds are alive (and neither Insured is classified as a Joint Insurable). The request for exchange must be received no later than 180 days after the earlier of the enactment of the law repealing the unlimited marital deduction or the enactment of the law reducing the estate tax rate by at least 50%.

28	Variable Life Prospectus

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. The effective date of these rules was December 31, 2008. Congress has also considered limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to life insurance contracts distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Rev. Proc. 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance policies. Generally, the safe harbor value is the greater of (i) the sum of the interpolated terminal reserve, any unearned premiums, and a pro rata portion of the estimated dividends for the Policy Year; or (ii) the cash value without reduction for any surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans) multiplied by a factor specified in Rev. Proc. 2005-25. These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations     Under Code Section 6011, taxpayers are required to annually report all “reportable transactions”. Regulations under Code Section 6011 provide a list of several types of reportable transactions, some of which may involve life insurance policies. For example, in some circumstances a reportable transaction might exist if life insurance is owned by a welfare benefit plan. “Reportable transactions” also include transactions that create significant differences between the amount of any item for purposes of determining income, gain, expense or loss for tax purposes differs by more than $10 million, on a gross basis, from the amount of the item for purposes for book purposes. However, Rev. Proc. 2004-67 held that the purchase of life insurance policies that creates such a difference does not, by itself, constitute a “reportable transaction.” The rules related to reportable transactions are complicated and you should consult a qualified tax advisor before purchasing any insurance policy as part of a transaction.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sold the Whole Life or Extra Ordinary Life Policy is 55% of the premium during the first Policy Year; 9%

Variable Life Prospectus	29

of the premium in Policy Years 2-3; 6% of the premium in Policy Years 4-7; 3% of the premium in Policy Years 8-10; and 2% of Premium Payments thereafter. For the Single Premium Life Policy, commissions were 2.75% of the premium. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. The entire amount of sales commissions paid to registered representatives is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1.	amendments or endorsements;
2.	supplemental Applications;
3.	reinstatement Applications; and
4.	Policy change Applications.

ATTAINED AGE

The Insured’s Issue Age listed in the Policy, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH VALUE

The amount available in cash if the Policy is surrendered.

DATE OF ISSUE

The date on which insurance coverage takes effect as shown in the Policy.

DEATH BENEFIT

The gross amount payable to the beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

GOOD ORDER

Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements, any premium payments due, instructions as to payment due dates, or proper completion of certain Northwestern Mutual forms.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

INCOME PLAN

An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”

30	Variable Life Prospectus

INSURED

The person named as the Insured on the Application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The Insured’s age on his or her birthday nearest the Policy Date.

MEC

Modified endowment contract as described in Section 7702A of the Internal Revenue Code. A modified endowment contract is a life insurance contract that is considered too investment oriented and is taxed less favorably on lifetime distributions than other life insurance contracts. See the “Tax Considerations” section for more detailed information.

NET PREMIUM

The amount of Premium Payment remaining after Premium charges have been deducted.

NYSE

New York Stock Exchange.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner of a Policy by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown in the Policy from which the following are computed, among other things:

1.	Policy Year;
2.	Policy Anniversary;
3.	the Issue Age of Insured; and
4.	the Attained Age of the Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY VALUE

The sum of Invested Assets and Policy Debt less applicable charges.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy, which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction charges.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account.

Variable Life Prospectus	31

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference into this prospectus, and is available free of charge from the Company. To request a free copy of the Separate Account’s SAI, or current annual report, call the Variable Life Service Center us toll-free at 1-866-424-2609. Under certain circumstances you or your financial representative may be able to obtain these documents online at www.northwesternmutual.com. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for your Policy free of charge upon your request. The illustrations show how the Death Benefit, Invested Assets and cash surrender value for the Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811-3989

32	Variable Life Prospectus

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2018

VARIABLE LIFE

Whole Life

Extra Ordinary Life

Single Premium Life

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

(Account)

We no longer issue the three Policies described in this Statement of Additional Information.

The Policies we currently offer are described in separate Prospectuses and

Statements of Additional Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements, and should be read in conjunction with the prospectus for the Policies identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling telephone number 1-866-424-2609.

DISTRIBUTION OF THE POLICIES

The Policy is offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2017	$1,718,429
2016	$3,053,234
2015	$4,059,098

NMIS also provides certain services related to the administration of payment plans under the Policies pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The consolidated financial statements of Northwestern Mutual as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, and the financial statements of Northwestern Mutual Variable Life Account as of December 31, 2017 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2017

Northwestern Mutual Variable Life Account Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and Contract Owners of Northwestern Mutual Variable Life Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Government Money Market Division, Short-Term Bond Division, Select Bond Division, Long-Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, U.S. Strategic Equity Division, U.S. Small Cap Equity Division, International Developed Markets Division, Strategic Bond Division, Global Real Estate Securities Division, LifePoints Moderate Strategy Division, LifePoints Balanced Strategy Division, LifePoints Growth Strategy Division, LifePoints Equity Growth Strategy Division and Credit Suisse Trust Commodity Return Strategy Division (constituting the Northwestern Mutual Variable Life Account, hereafter collectively referred to as the “Divisions”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Divisions in the Northwestern Mutual Variable Life Account as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the Divisions in the Northwestern Mutual Variable Life Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the Divisions in the Northwestern Mutual Variable Life Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31,

2017 by correspondence with the underlying registered investment companies. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 26, 2018

We have served as the auditor of one or more of the Divisions in Northwestern Mutual Variable Life Account since 1984.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$455,209	$191,957	$282,894	$12,486	$1,445,505
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	9	4	-	-	111

Total Assets	455,218	191,961	282,894	12,486	1,445,616

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	60	13	-

Total Liabilities	-	-	60	13	-

Total Net Assets	$455,218	$191,961	$282,834	$12,473	$1,445,616

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$39,034	$11,983	$30,020	$551	$191,567
Northwestern Mutual Equity	375	92	345	6	1,541
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	392,208	157,544	237,136	11,198	1,155,355
Northwestern Mutual Equity	6,230	2,784	3,874	162	17,100
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	7,862	5,118	5,620	376	26,088
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	9,509	14,440	5,839	180	53,965

Total Net Assets	$455,218	$191,961	$282,834	$12,473	$1,445,616

(1) Investments, at cost	$339,716	$152,634	$184,417	$11,321	$863,229
Mutual Fund Shares Held	150,036	70,807	144,555	10,361	293,384
(2) Accumulation Unit Value	$5.259578	$4.983314	$3.831001	$2.060897	$6.124794
Units Outstanding	75,757	32,173	62,915	5,512	191,428
(3) Accumulation Unit Value	$73.551913	$53.438372	$53.073917	$17.855817	$142.286114
Units Outstanding	107	96	106	21	183
(4) Accumulation Unit Value	$73.551913	$53.438372	$53.073917	$17.855817	$142.286114
Units Outstanding	129	270	110	10	379

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$13,498	$217,701	$135,813	$501,677	$358,196
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	11	19	18	-

Total Assets	13,498	217,712	135,832	501,695	358,196

Liabilities:
Due to Northwestern Mutual Life Insurance Company	1	-	-	-	53

Total Liabilities	1	-	-	-	53

Total Net Assets	$13,497	$217,712	$135,832	$501,695	$358,143

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$946	$19,517	$11,622	$67,648	$17,977
Northwestern Mutual Equity	10	168	108	763	148
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	11,992	181,994	113,900	412,837	313,031
Northwestern Mutual Equity	171	3,286	1,899	6,694	4,875
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	-	5,469	3,437	5,891	10,458
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	378	7,278	4,866	7,862	11,654

Total Net Assets	$13,497	$217,712	$135,832	$501,695	$358,143

(1) Investments, at cost	$13,230	$139,055	$100,218	$436,766	$267,764
Mutual Fund Shares Held	12,711	129,816	72,822	145,119	169,841
(2) Accumulation Unit Value	$2.004205	$2.768059	$3.287847	$4.446849	$5.132177
Units Outstanding	6,069	66,937	35,221	94,345	61,949
(3) Accumulation Unit Value	$17.086312	$29.996128	$35.257091	$125.441587	$59.411237
Units Outstanding	-	182	97	47	176
(4) Accumulation Unit Value	$17.086312	$29.996128	$35.257091	$125.441587	$59.411237
Units Outstanding	22	243	138	63	196

The Accompanying Notes are an Integral Part of these Financial Statements

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$78,433	$305,358	$38,651	$211,612	$110,005
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	7	-	8	25	-

Total Assets	78,440	305,358	38,659	211,637	110,005

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	7	-	-	5

Total Liabilities	-	7	-	-	5

Total Net Assets	$78,440	$305,351	$38,659	$211,637	$110,000

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$5,665	$13,724	$3,244	$16,464	$5,392
Northwestern Mutual Equity	46	117	28	137	55
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	67,496	273,584	32,193	182,307	95,041
Northwestern Mutual Equity	1,154	4,616	469	3,221	1,789
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	1,501	4,945	1,348	2,396	3,663
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	2,578	8,365	1,377	7,112	4,060

Total Net Assets	$78,440	$305,351	$38,659	$211,637	$110,000

(1) Investments, at cost	$62,094	$216,160	$33,924	$155,113	$90,771
Mutual Fund Shares Held	42,789	106,175	26,656	83,476	69,055
(2) Accumulation Unit Value	$4.080949	$4.909491	$2.178475	$4.400993	$2.232113
Units Outstanding	16,827	56,670	14,993	42,159	43,382
(3) Accumulation Unit Value	$43.762109	$65.129570	$24.532713	$47.690780	$24.188049
Units Outstanding	34	76	55	50	151
(4) Accumulation Unit Value	$43.762109	$65.129570	$24.532713	$47.690780	$24.188049
Units Outstanding	59	128	56	149	168

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$39,038	$598,167	$62,865	$148,587	$22,481
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	9	-	6	-	8

Total Assets	39,047	598,167	62,871	148,587	22,489

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	34	-	536	-

Total Liabilities	-	34	-	737	-

Total Net Assets	$39,047	$598,133	$62,871	$147,850	$22,489

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$2,301	$69,659	$3,304	$11,570	$1,894
Northwestern Mutual Equity	32	820	37	180	13
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	33,028	491,844	53,481	114,064	16,183
Northwestern Mutual Equity	514	8,524	831	3,155	240
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	1,710	11,053	1,865	11,090	885
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	1,462	16,233	3,353	7,791	3,274

Total Net Assets	$39,047	$598,133	$62,871	$147,850	$22,489

(1) Investments, at cost	$33,947	$545,649	$55,003	$148,587	$22,537
Mutual Fund Shares Held	37,609	312,359	56,891	148,587	21,763
(2) Accumulation Unit Value	$1.325886	$3.920448	$1.025080	$1.529296	$1.033965
Units Outstanding	25,296	127,630	52,984	76,648	15,883
(3) Accumulation Unit Value	$12.802534	$6.094491	$12.370178	$41.875417	$12.646732
Units Outstanding	134	1,814	151	270	70
(4) Accumulation Unit Value	$12.802534	$6.094491	$12.370178	$41.875417	$12.646732
Units Outstanding	115	2,664	271	186	259

The Accompanying Notes are an Integral Part of these Financial Statements

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$251,713	$9,877	$10,493	$116,378	$40,377
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	41	3	-	-	4

Total Assets	251,754	9,880	10,493	116,378	40,381

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	11	-

Total Liabilities	-	-	-	11	-

Total Net Assets	$251,754	$9,880	$10,493	$116,367	$40,381

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$23,604	$681	$618	$8,246	$2,235
Northwestern Mutual Equity	333	8	6	87	21
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	196,614	9,022	8,458	98,509	35,612
Northwestern Mutual Equity	3,684	149	133	1,653	599
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	16,708	20	437	5,324	380
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	10,811	-	841	2,548	1,534

Total Net Assets	$251,754	$9,880	$10,493	$116,367	$40,381

(1) Investments, at cost	$254,002	$10,379	$10,353	$109,085	$39,850
Mutual Fund Shares Held	200,249	9,163	9,420	156,002	36,908
(2) Accumulation Unit Value	$2.828365	$1.459300	$1.114216	$3.976385	$1.358433
Units Outstanding	70,817	6,283	7,712	25,188	26,657
(3) Accumulation Unit Value	$226.897252	$20.685508	$14.738894	$53.128855	$18.780164
Units Outstanding	74	1	30	100	20
(4) Accumulation Unit Value	$226.897252	$20.685508	$14.738894	$53.128855	$18.780164
Units Outstanding	48	-	57	48	82

The Accompanying Notes are an Integral Part of these Financial Statements

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$375,040	$53,606	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	195,573	44,857	-
Neuberger Berman Advisers Management Trust	-	-	-	-	5,287
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	33	-	-	1	-

Total Assets	375,073	53,606	195,573	44,858	5,287

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	6	5	-	-

Total Liabilities	-	6	5	-	-

Total Net Assets	$375,073	$53,600	$195,568	$44,858	$5,287

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$173,228	$7,757	$16,504	$3,213	$323
Northwestern Mutual Equity	1,453	77	141	26	3
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	181,319	41,272	165,061	38,575	3,883
Northwestern Mutual Equity	3,485	776	2,961	583	70
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	8,170	1,143	4,115	754	276
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	7,418	2,575	6,786	1,707	732

Total Net Assets	$375,073	$53,600	$195,568	$44,858	$5,287

(1) Investments, at cost	$359,686	$49,819	$156,574	$38,936	$4,530
Mutual Fund Shares Held	254,265	44,412	5,175	1,211	206
(2) Accumulation Unit Value	$3.916267	$2.331046	$5.301232	$2.008049	$1.933853
Units Outstanding	47,189	18,039	31,699	19,501	2,044
(3) Accumulation Unit Value	$216.761163	$25.259678	$56.847028	$22.036922	$21.076980
Units Outstanding	38	45	72	34	13
(4) Accumulation Unit Value	$216.761163	$25.259678	$56.847028	$22.036922	$21.076980
Units Outstanding	34	102	119	77	35

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	230,552	110,477	141,488	86,177	179,127
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	3	-

Total Assets	230,552	110,477	141,488	86,180	179,127

Liabilities:
Due to Northwestern Mutual Life Insurance Company	43	18	16	-	32

Total Liabilities	43	18	16	-	32

Total Net Assets	$230,509	$110,459	$141,472	$86,180	$179,095

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$10,969	$6,610	$8,933	$6,003	$9,771
Northwestern Mutual Equity	90	54	98	95	99
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	195,250	94,997	118,115	64,177	155,166
Northwestern Mutual Equity	3,489	1,794	2,135	1,248	2,892
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	11,049	3,932	7,377	11,152	4,929
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	9,662	3,072	4,814	3,505	6,238

Total Net Assets	$230,509	$110,459	$141,472	$86,180	$179,095

(1) Investments, at cost	$195,159	$90,371	$123,426	$87,919	$176,827
Mutual Fund Shares Held	12,442	6,736	10,784	8,310	12,095
(2) Accumulation Unit Value	$2.161152	$2.978626	$2.035246	$2.300337	$4.771257
Units Outstanding	91,969	32,494	59,089	28,442	33,128
(3) Accumulation Unit Value	$24.418364	$34.518205	$22.466466	$24.895915	$51.568102
Units Outstanding	452	114	328	448	96
(4) Accumulation Unit Value	$24.418364	$34.518205	$22.466466	$24.895915	$51.568102
Units Outstanding	396	89	214	140	121

The Accompanying Notes are an Integral Part of these Financial Statements

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	6,961	22,494	22,135	13,333	-
Credit Suisse Trust	-	-	-	-	21,115
Due from Northwestern Mutual Life Insurance Company	-	1	4	-	7

Total Assets	6,961	22,495	22,139	13,333	21,122

Liabilities:
Due to Northwestern Mutual Life Insurance Company	1	-	-	3	-

Total Liabilities	1	-	-	3	-

Total Net Assets	$6,960	$22,495	$22,139	$13,330	$21,122

Net Assets:
Variable Life Policies Issued
Before October 11, 1995
Policyowners’ Equity	$985	$5,575	$4,076	$1,758	$602
Northwestern Mutual Equity	8	58	38	15	6
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	5,834	16,205	17,354	10,449	18,162
Northwestern Mutual Equity	121	303	328	199	330
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	11	7	2	-	1,117
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	1	347	341	909	905

Total Net Assets	$6,960	$22,495	$22,139	$13,330	$21,122

(1) Investments, at cost	$6,752	$22,386	$20,825	$11,877	$25,654
Mutual Fund Shares Held	676	2,212	2,116	1,339	5,239
(2) Accumulation Unit Value	$1.353996	$1.439016	$1.495208	$1.554985	$5.372638
Units Outstanding	4,398	11,471	11,826	6,847	3,441
(3) Accumulation Unit Value	$16.557145	$16.545882	$16.029490	$15.218716	$5.017461
Units Outstanding	1	-	-	-	223
(4) Accumulation Unit Value	$16.557145	$16.545882	$16.029490	$15.218716	$5.017461
Units Outstanding	-	21	21	60	181

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Income:
Dividend income	$3,684	$1,223	$4,615	$104	$23,539
Expenses:
Mortality and expense risk charges	1,840	690	1,129	48	5,718
Taxes	19	5	14	-	90

Total expenses	1,859	695	1,143	48	5,808

Net investment income (loss)	1,825	528	3,472	56	17,731

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	8,809	2,611	6,417	164	28,442
Realized gain distribution	19,362	3,088	-	564	13,845

Realized gains (losses)	28,171	5,699	6,417	728	42,287

Change in unrealized appreciation/(depreciation) of investments during the period	59,092	40,771	46,331	1,130	193,671

Net increase (decrease) in net assets resulting from operations	$89,088	$46,998	$56,220	$1,914	$253,689

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Income:
Dividend income	$267	$3,359	$2,824	$1,159	$3,648
Expenses:
Mortality and expense risk charges	57	880	541	2,076	1,427
Taxes	-	9	5	32	9

Total expenses	57	889	546	2,108	1,436

Net investment income (loss)	210	2,470	2,278	(949)	2,212

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(114)	4,475	3,052	6,637	6,615
Realized gain distribution	533	5,009	6,007	-	19,438

Realized gains (losses)	419	9,484	9,059	6,637	26,053

Change in unrealized appreciation/(depreciation) of investments during the period	696	14,099	7,487	78,700	20,618

Net increase (decrease) in net assets resulting from operations	$1,325	$26,053	$18,824	$84,388	$48,883

The Accompanying Notes are an Integral Part of these Financial Statements

Northwestern Mutual Variable Life Account

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Income:
Dividend income	$1,109	$301	$648	$1,569	$1,292
Expenses:
Mortality and expense risk charges	328	1,221	146	867	407
Taxes	3	6	2	8	2

Total expenses	331	1,227	148	875	409

Net investment income (loss)	778	(926)	500	694	883

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2,669	1,485	657	4,853	(834)
Realized gain distribution	2,681	3,111	1,195	10,551	-

Realized gains (losses)	5,350	4,596	1,852	15,404	(834)

Change in unrealized appreciation/(depreciation) of investments during the period	2,073	50,595	1,773	5,468	24,534

Net increase (decrease) in net assets resulting from operations	$8,201	$54,265	$4,125	$21,566	$24,583

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division

Income:
Dividend income	$566	$13,195	$485	$936	$287
Expenses:
Mortality and expense risk charges	134	2,417	213	617	85
Taxes	1	33	1	6	1

Total expenses	135	2,450	214	623	86

Net investment income (loss)	431	10,745	271	313	201

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	646	8,591	5	-	29
Realized gain distribution	-	-	-	1	-

Realized gains (losses)	646	8,591	5	1	29

Change in unrealized appreciation/(depreciation) of investments during the period	6,821	88,760	11,518	-	(26)

Net increase (decrease) in net assets resulting from operations	$7,898	$108,096	$11,794	$314	$204

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Income:
Dividend income	$5,186	$177	$71	$6,272	$1,449
Expenses:
Mortality and expense risk charges	1,008	43	41	484	160
Taxes	12	-	-	4	1

Total expenses	1,020	43	41	488	161

Net investment income (loss)	4,166	134	30	5,784	1,288

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	455	(183)	(15)	610	(159)
Realized gain distribution	3,358	363	30	-	-

Realized gains (losses)	3,813	180	15	610	(159)

Change in unrealized appreciation/(depreciation) of investments during the period	(249)	386	272	703	1,618

Net increase (decrease) in net assets resulting from operations	$7,730	$700	$317	$7,097	$2,747

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Income:
Dividend income	$7,949	$1,038	$892	$326	$27
Expenses:
Mortality and expense risk charges	1,635	210	772	179	20
Taxes	84	4	8	1	-

Total expenses	1,719	214	780	180	20

Net investment income (loss)	6,230	824	112	146	7

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(3,286)	742	746	1,215	238
Realized gain distribution	13,278	2,170	8,325	2,233	191

Realized gains (losses)	9,992	2,912	9,071	3,448	429

Change in unrealized appreciation/(depreciation) of investments during the period	22,907	2,897	24,016	4,354	412

Net increase (decrease) in net assets resulting from operations	$39,129	$6,633	$33,199	$7,948	$848

The Accompanying Notes are an Integral Part of these Financial Statements

Northwestern Mutual Variable Life Account

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Division

Income:
Dividend income	$2,215	$184	$3,455	$1,171	$6,282
Expenses:
Mortality and expense risk charges	886	436	533	325	730
Taxes	5	3	4	3	5

Total expenses	891	439	537	328	735

Net investment income (loss)	1,324	(255)	2,918	843	5,547

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	5,129	965	(426)	106	(3,435)
Realized gain distribution	21,347	7,195	4,699	-	3,283

Realized gains (losses)	26,476	8,160	4,273	106	(152)

Change in unrealized appreciation/(depreciation) of investments during the period	12,183	6,712	20,702	2,024	13,204

Net increase (decrease) in net assets resulting from operations	$39,983	$14,617	$27,893	$2,973	$18,599

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Income:
Dividend income	$137	$505	$650	$412	$1,839
Expenses:
Mortality and expense risk charges	27	96	91	51	82
Taxes	-	2	2	1	-

Total expenses	27	98	93	52	82

Net investment income (loss)	110	407	557	360	1,757

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(10)	75	407	161	(1,637)
Realized gain distribution	69	974	447	230	-

Realized gains (losses)	59	1,049	854	391	(1,637)

Change in unrealized appreciation/(depreciation) of investments during the period	351	814	1,449	1,127	106

Net increase (decrease) in net assets resulting from operations	$520	$2,270	$2,860	$1,878	$226

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$1,825	$1,620	$528	$(270)
Net realized gains (losses)	28,171	45,896	5,699	42,633
Net change in unrealized appreciation/(depreciation)	59,092	(40,014)	40,771	(34,783)

Net increase (decrease) in net assets resulting from operations	89,088	7,502	46,998	7,580

Policy Transactions:
Policyowners’ net payments	14,122	13,339	4,657	5,361
Policy loans, surrenders and death benefits	(19,169)	(20,322)	(8,218)	(6,701)
Mortality and other (net)	(8,079)	(7,996)	(3,177)	(2,967)
Transfers from other divisions or sponsor	52,007	37,564	31,248	24,168
Transfers to other divisions or sponsor	(54,330)	(41,210)	(25,934)	(19,714)

Net increase (decrease) in net assets resulting from contract transactions	(15,449)	(18,625)	(1,424)	147

Net increase (decrease) in net assets	73,639	(11,123)	45,574	7,727

Net Assets:
Beginning of period	381,579	392,702	146,387	138,660

End of period	$455,218	$381,579	$191,961	$146,387

Units issued during the period	5,874	6,637	4,444	6,972
Units redeemed during the period	(8,613)	(10,487)	(5,605)	(7,506)

Net units issued (redeemed) during period	(2,739)	(3,850)	(1,161)	(534)

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$3,472	$3,943	$56	$58
Net realized gains (losses)	6,417	8,984	728	1,077
Net change in unrealized appreciation/(depreciation)	46,331	2,919	1,130	46

Net increase (decrease) in net assets resulting from operations	56,220	15,846	1,914	1,181

Policy Transactions:
Policyowners’ net payments	9,693	9,954	369	345
Policy loans, surrenders and death benefits	(11,940)	(11,141)	(527)	(391)
Mortality and other (net)	(5,310)	(5,363)	(189)	(178)
Transfers from other divisions or sponsor	17,187	20,931	2,987	2,340
Transfers to other divisions or sponsor	(17,449)	(24,288)	(1,663)	(2,649)

Net increase (decrease) in net assets resulting from contract transactions	(7,819)	(9,907)	977	(533)

Net increase (decrease) in net assets	48,401	5,939	2,891	648

Net Assets:
Beginning of period	234,433	228,494	9,582	8,934

End of period	$282,834	$234,433	$12,473	$9,582

Units issued during the period	4,939	6,930	1,486	1,262
Units redeemed during the period	(6,540)	(9,324)	(1,012)	(1,607)

Net units issued (redeemed) during period	(1,601)	(2,394)	474	(345)

The Accompanying Notes are an Integral Part of these Financial Statements

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$17,731	$16,201	$210	$142
Net realized gains (losses)	42,287	39,325	419	958
Net change in unrealized appreciation/(depreciation)	193,671	68,263	696	477

Net increase (decrease) in net assets resulting from operations	253,689	123,789	1,325	1,577

Policy Transactions:
Policyowners’ net payments	39,146	40,344	518	375
Policy loans, surrenders and death benefits	(56,230)	(50,095)	(661)	(363)
Mortality and other (net)	(24,654)	(23,150)	(208)	(199)
Transfers from other divisions or sponsor	158,572	112,605	2,869	2,778
Transfers to other divisions or sponsor	(147,117)	(94,494)	(3,155)	(1,884)

Net increase (decrease) in net assets resulting from contract transactions	(30,283)	(14,790)	(637)	707

Net increase (decrease) in net assets	223,406	108,999	688	2,284

Net Assets:
Beginning of period	1,222,210	1,113,211	12,809	10,525

End of period	$1,445,616	$1,222,210	$13,497	$12,809

Units issued during the period	16,264	19,194	1,382	1,729
Units redeemed during the period	(20,332)	(21,574)	(1,581)	(1,316)

Net units issued (redeemed) during period	(4,068)	(2,380)	(199)	413

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$2,470	$2,756	$2,278	$1,792
Net realized gains (losses)	9,484	10,777	9,059	7,846
Net change in unrealized appreciation/(depreciation)	14,099	12,436	7,487	9,616

Net increase (decrease) in net assets resulting from operations	26,053	25,969	18,824	19,254

Policy Transactions:
Policyowners’ net payments	6,730	6,334	4,353	4,211
Policy loans, surrenders and death benefits	(9,757)	(8,607)	(5,009)	(5,023)
Mortality and other (net)	(3,780)	(3,989)	(2,334)	(2,223)
Transfers from other divisions or sponsor	27,917	20,732	38,396	32,123
Transfers to other divisions or sponsor	(33,174)	(20,380)	(40,748)	(35,200)

Net increase (decrease) in net assets resulting from contract transactions	(12,064)	(5,910)	(5,342)	(6,112)

Net increase (decrease) in net assets	13,989	20,059	13,482	13,142

Net Assets:
Beginning of period	203,723	183,664	122,350	109,208

End of period	$217,712	$203,723	$135,832	$122,350

Units issued during the period	6,339	10,501	4,806	5,663
Units redeemed during the period	(10,251)	(13,180)	(6,453)	(7,532)

Net units issued (redeemed) during period	(3,912)	(2,679)	(1,647)	(1,869)

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$(949)	$(1,159)	$2,212	$2,138
Net realized gains (losses)	6,637	37,735	26,053	26,650
Net change in unrealized appreciation/(depreciation)	78,700	(35,131)	20,618	25,003

Net increase (decrease) in net assets resulting from operations	84,388	1,445	48,883	53,791

Policy Transactions:
Policyowners’ net payments	17,576	18,624	9,483	8,562
Policy loans, surrenders and death benefits	(20,861)	(23,207)	(14,406)	(13,600)
Mortality and other (net)	(9,273)	(9,330)	(5,811)	(5,485)
Transfers from other divisions or sponsor	33,793	24,376	78,492	55,433
Transfers to other divisions or sponsor	(38,600)	(28,172)	(80,407)	(52,209)

Net increase (decrease) in net assets resulting from contract transactions	(17,365)	(17,709)	(12,649)	(7,299)

Net increase (decrease) in net assets	67,023	(16,264)	36,234	46,492

Net Assets:
Beginning of period	434,672	450,936	321,909	275,417

End of period	$501,695	$434,672	$358,143	$321,909

Units issued during the period	7,380	8,144	6,533	7,165
Units redeemed during the period	(10,834)	(11,901)	(8,817)	(9,075)

Net units issued (redeemed) during period	(3,454)	(3,757)	(2,284)	(1,910)

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$778	$814	$(926)	$(483)
Net realized gains (losses)	5,350	5,890	4,596	26,234
Net change in unrealized appreciation/(depreciation)	2,073	6,614	50,595	1,743

Net increase (decrease) in net assets resulting from operations	8,201	13,318	54,265	27,494

Policy Transactions:
Policyowners’ net payments	2,112	2,170	9,211	9,094
Policy loans, surrenders and death benefits	(3,530)	(2,529)	(13,306)	(11,476)
Mortality and other (net)	(1,407)	(1,345)	(5,072)	(4,708)
Transfers from other divisions or sponsor	14,442	13,090	34,943	31,343
Transfers to other divisions or sponsor	(15,864)	(7,681)	(37,523)	(35,160)

Net increase (decrease) in net assets resulting from contract transactions	(4,247)	3,705	(11,747)	(10,907)

Net increase (decrease) in net assets	3,954	17,023	42,518	16,587

Net Assets:
Beginning of period	74,486	57,463	262,833	246,246

End of period	$78,440	$74,486	$305,351	$262,833

Units issued during the period	2,539	3,487	4,953	6,249
Units redeemed during the period	(3,600)	(2,583)	(7,213)	(8,945)

Net units issued (redeemed) during period	(1,061)	904	(2,260)	(2,696)

The Accompanying Notes are an Integral Part of these Financial Statements

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$500	$37	$694	$855
Net realized gains (losses)	1,852	1,277	15,404	24,891
Net change in unrealized appreciation/(depreciation)	1,773	4,539	5,468	22,755

Net increase (decrease) in net assets resulting from operations	4,125	5,853	21,566	48,501

Policy Transactions:
Policyowners’ net payments	1,177	784	6,134	6,519
Policy loans, surrenders and death benefits	(1,052)	(979)	(9,568)	(7,329)
Mortality and other (net)	(587)	(454)	(3,527)	(3,374)
Transfers from other divisions or sponsor	20,664	11,375	14,289	16,178
Transfers to other divisions or sponsor	(16,216)	(6,862)	(17,189)	(17,444)

Net increase (decrease) in net assets resulting from contract transactions	3,986	3,864	(9,861)	(5,450)

Net increase (decrease) in net assets	8,111	9,717	11,705	43,051

Net Assets:
Beginning of period	30,548	20,831	199,932	156,881

End of period	$38,659	$30,548	$211,637	$199,932

Units issued during the period	5,491	4,422	4,279	5,511
Units redeemed during the period	(3,821)	(2,613)	(6,388)	(6,473)

Net units issued (redeemed) during period	1,670	1,809	(2,109)	(962)

	International Growth Division		Research International Core Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$883	$630	$431	$347
Net realized gains (losses)	(834)	(1,804)	646	225
Net change in unrealized appreciation/(depreciation)	24,534	(2,196)	6,821	(925)

Net increase (decrease) in net assets resulting from operations	24,583	(3,370)	7,898	(353)

Policy Transactions:
Policyowners’ net payments	4,868	5,036	1,193	1,032
Policy loans, surrenders and death benefits	(5,220)	(4,066)	(1,709)	(1,874)
Mortality and other (net)	(1,874)	(1,638)	(558)	(402)
Transfers from other divisions or sponsor	32,206	17,106	28,660	12,781
Transfers to other divisions or sponsor	(28,132)	(18,406)	(22,992)	(9,133)

Net increase (decrease) in net assets resulting from contract transactions	1,848	(1,968)	4,594	2,404

Net increase (decrease) in net assets	26,431	(5,338)	12,492	2,051

Net Assets:
Beginning of period	83,569	88,907	26,555	24,504

End of period	$110,000	$83,569	$39,047	$26,555

Units issued during the period	8,345	9,794	9,549	5,981
Units redeemed during the period	(7,295)	(10,987)	(5,621)	(4,747)

Net units issued (redeemed) during period	1,050	(1,193)	3,928	1,234

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$10,745	$8,216	$271	$117
Net realized gains (losses)	8,591	9,794	5	(993)
Net change in unrealized appreciation/(depreciation)	88,760	(6,228)	11,518	3,939

Net increase (decrease) in net assets resulting from operations	108,096	11,782	11,794	3,063

Policy Transactions:
Policyowners’ net payments	22,619	24,636	1,988	1,803
Policy loans, surrenders and death benefits	(26,854)	(22,332)	(1,637)	(1,938)
Mortality and other (net)	(10,810)	(8,848)	(843)	(648)
Transfers from other divisions or sponsor	53,850	59,573	21,668	16,062
Transfers to other divisions or sponsor	(51,059)	(65,166)	(9,330)	(13,867)

Net increase (decrease) in net assets resulting from contract transactions	(12,254)	(12,137)	11,846	1,412

Net increase (decrease) in net assets	95,842	(355)	23,640	4,475

Net Assets:
Beginning of period	502,291	502,646	39,231	34,756

End of period	$598,133	$502,291	$62,871	$39,231

Units issued during the period	19,724	38,507	18,232	11,875
Units redeemed during the period	(22,314)	(41,698)	(7,276)	(9,272)

Net units issued (redeemed) during period	(2,590)	(3,191)	10,956	2,603

	Government Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$313	$(433)	$201	$145
Net realized gains (losses)	1	13	29	48
Net change in unrealized appreciation/(depreciation)	-	-	(26)	15

Net increase (decrease) in net assets resulting from operations	314	(420)	204	208

Policy Transactions:
Policyowners’ net payments	50,425	54,758	813	78
Policy loans, surrenders and death benefits	(22,644)	(31,362)	(2,762)	(1,687)
Mortality and other (net)	(4,595)	(5,055)	(366)	(344)
Transfers from other divisions or sponsor	120,861	154,738	11,997	11,068
Transfers to other divisions or sponsor	(161,310)	(179,008)	(7,802)	(4,660)

Net increase (decrease) in net assets resulting from contract transactions	(17,263)	(5,929)	1,880	4,455

Net increase (decrease) in net assets	(16,949)	(6,349)	2,084	4,663

Net Assets:
Beginning of period	164,799	171,148	20,405	15,742

End of period	$147,850	$164,799	$22,489	$20,405

Units issued during the period	60,150	77,734	6,683	9,899
Units redeemed during the period	(66,766)	(73,697)	(6,977)	(5,931)

Net units issued (redeemed) during period	(6,616)	4,037	(294)	3,968

The Accompanying Notes are an Integral Part of these Financial Statements

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$4,166	$3,885	$134	$154
Net realized gains (losses)	3,813	2,133	180	558
Net change in unrealized appreciation/(depreciation)	(249)	363	386	(813)

Net increase (decrease) in net assets resulting from operations	7,730	6,381	700	(101)

Policy Transactions:
Policyowners’ net payments	10,351	10,912	485	438
Policy loans, surrenders and death benefits	(13,959)	(15,616)	(542)	(884)
Mortality and other (net)	(4,602)	(5,078)	(192)	(220)
Transfers from other divisions or sponsor	142,616	182,005	3,781	6,064
Transfers to other divisions or sponsor	(139,500)	(172,683)	(3,946)	(3,804)

Net increase (decrease) in net assets resulting from contract transactions	(5,094)	(460)	(414)	1,594

Net increase (decrease) in net assets	2,636	5,921	286	1,493

Net Assets:
Beginning of period	249,118	243,197	9,594	8,101

End of period	$251,754	$249,118	$9,880	$9,594

Units issued during the period	10,246	12,286	2,897	4,016
Units redeemed during the period	(10,256)	(11,924)	(3,156)	(3,144)

Net units issued (redeemed) during period	(10)	362	(259)	872

	Inflation Protection Division		High Yield Bond Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$30	$71	$5,784	$5,264
Net realized gains (losses)	15	(262)	610	153
Net change in unrealized appreciation/(depreciation)	272	513	703	8,628

Net increase (decrease) in net assets resulting from operations	317	322	7,097	14,045

Policy Transactions:
Policyowners’ net payments	441	150	3,693	4,341
Policy loans, surrenders and death benefits	(573)	(705)	(5,620)	(5,641)
Mortality and other (net)	(173)	(172)	(2,200)	(2,257)
Transfers from other divisions or sponsor	6,417	5,144	26,064	23,577
Transfers to other divisions or sponsor	(4,923)	(3,727)	(23,509)	(24,137)

Net increase (decrease) in net assets resulting from contract transactions	1,189	690	(1,572)	(4,117)

Net increase (decrease) in net assets	1,506	1,012	5,525	9,928

Net Assets:
Beginning of period	8,987	7,975	110,842	100,914

End of period	$10,493	$8,987	$116,367	$110,842

Units issued during the period	2,968	3,083	3,295	3,750
Units redeemed during the period	(2,079)	(2,545)	(3,700)	(4,572)

Net units issued (redeemed) during period	889	538	(405)	(822)

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$1,288	$1,267	$6,230	$6,076
Net realized gains (losses)	(159)	(342)	9,992	46
Net change in unrealized appreciation/(depreciation)	1,618	1,983	22,907	13,568

Net increase (decrease) in net assets resulting from operations	2,747	2,908	39,129	19,690

Policy Transactions:
Policyowners’ net payments	1,422	1,216	12,816	4,356
Policy loans, surrenders and death benefits	(2,784)	(1,364)	(16,343)	(15,351)
Mortality and other (net)	(674)	(622)	(8,474)	(8,464)
Transfers from other divisions or sponsor	11,111	10,354	85,933	72,413
Transfers to other divisions or sponsor	(4,418)	(7,061)	(85,391)	(70,276)

Net increase (decrease) in net assets resulting from contract transactions	4,657	2,523	(11,459)	(17,322)

Net increase (decrease) in net assets	7,404	5,431	27,670	2,368

Net Assets:
Beginning of period	32,977	27,546	347,403	345,035

End of period	$40,381	$32,977	$375,073	$347,403

Units issued during the period	8,081	7,965	4,803	5,471
Units redeemed during the period	(4,765)	(6,146)	(6,304)	(10,013)

Net units issued (redeemed) during period	3,316	1,819	(1,501)	(4,542)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$824	$860	$112	$(181)
Net realized gains (losses)	2,912	2,660	9,071	10,023
Net change in unrealized appreciation/(depreciation)	2,897	(399)	24,016	7,801

Net increase (decrease) in net assets resulting from operations	6,633	3,121	33,199	17,643

Policy Transactions:
Policyowners’ net payments	2,103	1,924	6,627	6,876
Policy loans, surrenders and death benefits	(1,595)	(2,252)	(7,622)	(7,350)
Mortality and other (net)	(1,083)	(1,030)	(3,324)	(3,267)
Transfers from other divisions or sponsor	4,161	2,560	18,461	19,500
Transfers to other divisions or sponsor	(1,514)	(3,719)	(21,758)	(26,117)

Net increase (decrease) in net assets resulting from contract transactions	2,072	(2,517)	(7,616)	(10,358)

Net increase (decrease) in net assets	8,705	604	25,583	7,285

Net Assets:
Beginning of period	44,895	44,291	169,985	162,700

End of period	$53,600	$44,895	$195,568	$169,985

Units issued during the period	2,351	1,947	3,183	4,476
Units redeemed during the period	(1,802)	(2,799)	(4,373)	(6,304)

Net units issued (redeemed) during period	549	(852)	(1,190)	(1,828)

The Accompanying Notes are an Integral Part of these Financial Statements

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division		Neuberger Berman AMT Socially Responsive Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	YearEnded December 31, 2016

Operations:
Net investment income (loss)	$146	$71	$7	$15
Net realized gains (losses)	3,448	4,138	429	292
Net change in unrealized appreciation/(depreciation)	4,354	(1,716)	412	114

Net increase (decrease) in net assets resulting from operations	7,948	2,493	848	421

Policy Transactions:
Policyowners’ net payments	1,185	1,475	197	200
Policy loans, surrenders and death benefits	(1,923)	(1,701)	(127)	(124)
Mortality and other (net)	(721)	(680)	(86)	(80)
Transfers from other divisions or sponsor	7,393	8,026	1,543	1,270
Transfers to other divisions or sponsor	(7,235)	(10,959)	(1,975)	(1,314)

Net increase (decrease) in net assets resulting from contract transactions	(1,301)	(3,839)	(448)	(48)

Net increase (decrease) in net assets	6,647	(1,346)	400	373

Net Assets:
Beginning of period	38,211	39,557	4,887	4,514

End of period	$44,858	$38,211	$5,287	$4,887

Units issued during the period	3,439	3,690	397	437
Units redeemed during the period	(3,965)	(5,993)	(695)	(460)

Net units issued (redeemed) during period	(526)	(2,303)	(298)	(23)

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$1,324	$1,257	$(255)	$371
Net realized gains (losses)	26,476	18,857	8,160	(542)
Net change in unrealized appreciation/(depreciation)	12,183	(789)	6,712	15,792

Net increase (decrease) in net assets resulting from operations	39,983	19,325	14,617	15,621

Policy Transactions:
Policyowners’ net payments	6,438	6,896	3,902	3,857
Policy loans, surrenders and death benefits	(12,624)	(12,791)	(5,175)	(5,720)
Mortality and other (net)	(3,898)	(3,830)	(1,955)	(1,906)
Transfers from other divisions or sponsor	11,013	10,247	10,586	10,569
Transfers to other divisions or sponsor	(15,389)	(17,959)	(11,898)	(13,778)

Net increase (decrease) in net assets resulting from contract transactions	(14,460)	(17,437)	(4,540)	(6,978)

Net increase (decrease) in net assets	25,523	1,888	10,077	8,643

Net Assets:
Beginning of period	204,986	203,098	100,382	91,739

End of period	$230,509	$204,986	$110,459	$100,382

Units issued during the period	6,824	8,644	3,090	3,574
Units redeemed during the period	(13,296)	(17,757)	(4,483)	(6,134)

Net units issued (redeemed) during period	(6,472)	(9,113)	(1,393)	(2,560)

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	International Developed Markets Division		Strategic Bond Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$2,918	$3,229	$843	$1,078
Net realized gains (losses)	4,273	(995)	106	3,291
Net change in unrealized appreciation/(depreciation)	20,702	(62)	2,024	(2,027)

Net increase (decrease) in net assets resulting from operations	27,893	2,172	2,973	2,342

Policy Transactions:
Policyowners’ net payments	5,149	5,323	3,523	3,465
Policy loans, surrenders and death benefits	(6,448)	(6,474)	(5,976)	(4,549)
Mortality and other (net)	(2,462)	(2,267)	(1,706)	(1,877)
Transfers from other divisions or sponsor	20,376	16,995	29,681	42,958
Transfers to other divisions or sponsor	(19,187)	(17,268)	(28,628)	(41,602)

Net increase (decrease) in net assets resulting from contract transactions	(2,572)	(3,691)	(3,106)	(1,605)

Net increase (decrease) in net assets	25,321	(1,519)	(133)	737

Net Assets:
Beginning of period	116,151	117,670	86,313	85,576

End of period	$141,472	$116,151	$86,180	$86,313

Units issued during the period	8,086	8,155	5,623	9,358
Units redeemed during the period	(9,137)	(10,276)	(6,536)	(9,358)

Net units issued (redeemed) during period	(1,051)	(2,121)	(913)	-

	Global Real Estate Division		LifePoints Moderate Strategy Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$5,547	$7,069	$110	$162
Net realized gains (losses)	(152)	4,210	59	138
Net change in unrealized appreciation/(depreciation)	13,204	(6,864)	351	90

Net increase (decrease) in net assets resulting from operations	18,599	4,415	520	390

Policy Transactions:
Policyowners’ net payments	6,894	7,302	263	(714)
Policy loans, surrenders and death benefits	(8,987)	(10,023)	(178)	(392)
Mortality and other (net)	(3,193)	(3,457)	(120)	(108)
Transfers from other divisions or sponsor	22,200	25,224	1,327	2,870
Transfers to other divisions or sponsor	(25,065)	(26,974)	(27)	(127)

Net increase (decrease) in net assets resulting from contract transactions	(8,151)	(7,928)	1,265	1,529

Net increase (decrease) in net assets	10,448	(3,513)	1,785	1,919

Net Assets:
Beginning of period	168,647	172,160	5,175	3,256

End of period	$179,095	$168,647	$6,960	$5,175

Units issued during the period	3,595	4,868	1,076	3,351
Units redeemed during the period	(5,174)	(6,356)	(174)	(2,029)

Net units issued (redeemed) during period	(1,579)	(1,488)	902	1,322

The Accompanying Notes are an Integral Part of these Financial Statements

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Growth Strategy Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$407	$518	$557	$468
Net realized gains (losses)	1,049	319	854	207
Net change in unrealized appreciation/(depreciation)	814	692	1,449	1,021

Net increase (decrease) in net assets resulting from operations	2,270	1,529	2,860	1,696

Policy Transactions:
Policyowners’ net payments	907	889	763	948
Policy loans, surrenders and death benefits	(515)	(904)	(1,120)	(971)
Mortality and other (net)	(478)	(430)	(394)	(446)
Transfers from other divisions or sponsor	2,852	2,457	2,181	717
Transfers to other divisions or sponsor	(1,311)	(2,277)	(1,710)	(1,421)

Net increase (decrease) in net assets resulting from contract transactions	1,455	(265)	(280)	(1,173)

Net increase (decrease) in net assets	3,725	1,264	2,580	523

Net Assets:
Beginning of period	18,770	17,506	19,559	19,036

End of period	$22,495	$18,770	$22,139	$19,559

Units issued during the period	2,297	2,206	2,013	1,411
Units redeemed during the period	(1,601)	(2,921)	(2,473)	(2,371)

Net units issued (redeemed) during period	696	(715)	(460)	(960)

	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$360	$246	$1,757	$(69)
Net realized gains (losses)	391	53	(1,637)	(734)
Net change in unrealized appreciation/(depreciation)	1,127	678	106	2,669

Net increase (decrease) in net assets resulting from operations	1,878	977	226	1,866

Policy Transactions:
Policyowners’ net payments	498	106	1,149	1,168
Policy loans, surrenders and death benefits	(321)	(87)	(881)	(1,014)
Mortality and other (net)	(204)	(178)	(339)	(335)
Transfers from other divisions or sponsor	1,099	1,762	8,957	8,015
Transfers to other divisions or sponsor	(443)	(581)	(6,968)	(5,604)

Net increase (decrease) in net assets resulting from contract transactions	629	1,022	1,918	2,230

Net increase (decrease) in net assets	2,507	1,999	2,144	4,096

Net Assets:
Beginning of period	10,823	8,824	18,978	14,882

End of period	$13,330	$10,823	$21,122	$18,978

Units issued during the period	762	1,865	2,110	2,278
Units redeemed during the period	(705)	(1,015)	(1,759)	(1,843)

Net units issued (redeemed) during period	57	850	351	435

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2017

1.	Organization

Northwestern Mutual Variable Life Account (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund variable life insurance policies (“the Policies”).

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Portfolios should be read in conjunction with the financial statements of the Divisions. Each Division of the account indirectly bears exposure to the market credit and liquidity risks of the Portfolio in which it invests.

New sales of the Policies which invest in the Account were discontinued for Variable CompLife, Variable Executive Life, and Variable Joint Life policies in 2008; Variable Life was discontinued in 1995. However, premium payments made by policyowners existing at that date will continue to be recorded by the Account.

On May 1, 2017, the following Divisions were renamed.

Prior Name	New Name
Russell Multi-Style Equity Division	U.S. Strategic Equity Division
Russell Aggressive Equity Division	U.S. Small Cap Equity Division
Russell Non-U.S. Division	International Developed Markets Division
Russell Core Bond Division	Strategic Bond Division
Russell Global Real Estate Securities Division	Global Real Estate Securities Division
Russell LifePoints Moderate Strategy Division	LifePoints Moderate Strategy Division
Russell LifePoints Balanced Strategy Division	LifePoints Balanced Strategy Division
Russell LifePoints Growth Strategy Division	LifePoints Growth Strategy Division
Russell LifePoints Equity Growth Strategy Division	LifePoints Equity Growth Strategy Division

2.	Significant Accounting Policies

A.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2017, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 securities fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives. Level 2 securities fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). There were no transfers between levels during the year. All changes in fair value are recorded as change in unrealized appreciation/(depreciation) of investments during the period in the statements of operations of the applicable Division.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2017

2.	Significant Accounting Policies (continued)

C.	Investment Income, Securities Transactions and Policy Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. The Policies are eligible to receive policy dividends from Northwestern Mutual. Any dividends reinvested in the Account are reflected in Policyowners’ net payments in the accompanying financial statements.

D.	Due to Participants – Upon notification of death of the policyowner, a liability is recorded and is included in Due to Participants in the accompanying financial statements. This liability is identified as Level 1 for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification.

E.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The Policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. The Policies provide that a charge for taxes may be made against the assets of the Account. Currently, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of 0.05% of the Account’s net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Currently, for Variable CompLife policies issued on or after October 11, 1995, Variable Executive Life policies issued on or after March 2, 1998, and Variable Joint Life policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

F.	Premium Payments – For Variable Life and Variable CompLife policies, the Account is credited for the policyowners’ net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual’s equity represents any unpaid portion of net annual premiums.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2017 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$36,899	$31,147
Focused Appreciation	21,369	19,179
Large Cap Core Stock	15,044	19,396
Large Cap Blend	3,236	1,626
Index 500 Stock	92,946	91,668
Large Company Value	3,796	3,688
Domestic Equity	16,623	21,183
Equity Income	16,636	13,699
Mid Cap Growth Stock	18,103	37,619
Index 400 Stock	38,924	29,853
Mid Cap Value	10,700	11,488
Small Cap Growth Stock	14,576	24,105
Index 600 Stock	11,483	5,801
Small Cap Value	22,543	21,194
International Growth	13,360	10,599
Research International Core	9,853	4,810
International Equity	42,666	44,122
Emerging Markets Equity	16,806	4,685
Government Money Market	48,183	65,046

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2017

3.	Purchases and Sales of Investments (continued)

Division	Purchases	Sales
Short-Term Bond	$8,661	$6,583
Select Bond	30,296	27,819
Long-Term U.S. Government Bond	4,259	4,175
Inflation Protection	3,167	1,916
High Yield Bond	14,619	10,401
Multi-Sector Bond	10,887	4,942
Balanced	35,791	27,734
Asset Allocation	8,584	3,510
Fidelity VIP Mid Cap	18,052	17,210
Fidelity VIP Contrafund	7,683	6,602
Neuberger Berman AMT Socially Responsive	804	1,054
U.S. Strategic Equity	31,061	22,875
U.S. Small Cap Equity	12,499	10,118
International Developed Markets	18,205	13,121
Strategic Bond	10,379	12,619
Global Real Estate Securities	17,505	16,799
LifePoints Moderate Strategy	1,741	297
LifePoints Balanced Strategy	5,159	2,323
LifePoints Growth Strategy	4,149	3,426
LifePoints Equity Growth Strategy	2,136	914
Credit Suisse Trust Commodity Return Strategy	7,456	3,789

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is paid to Northwestern Mutual. Mortality risk is the risk that insureds may not live as long as estimated. Expense risk is the risk that expenses of issuing and administering the Policies may exceed the estimated costs.

For Variable Life and Variable CompLife policies, the deduction is determined daily at an annual rate of 0.50% and 0.45%, respectively, of the net assets of the Account. These charges are reflected as a reduction in invested assets and are included in Mortality and other in the accompanying financial statements.

A deduction for the mortality and expense risks for Variable Executive Life policies is determined monthly at an annual rate of 0.48% of the amount invested in the Account for the Policy for the first ten Policy years, and 0.05% thereafter for policies with the Cash Value Amendment, or 0.03% thereafter for the policies without the Cash Value Amendment.

A deduction for the mortality and expense risks for Variable Joint Life policies is determined monthly at an annual rate of 0.00% of the amount invested in the Account. Additional Variable Joint Life mortality and expense risks deductions are determined annually and are paid to Northwestern Mutual for the first ten Policy years based on the age of the insured individuals at the time the policy was issued.

Additional mortality costs are deducted from the Policies annually for Variable Life and Variable CompLife policies, and monthly for Variable Executive Life and Variable Joint Life policies, and are paid to Northwestern Mutual to cover the cost of providing insurance protection. For Variable Life and Variable CompLife policies, this cost is actuarially calculated based upon the insured’s age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy. For Variable Executive Life and Variable Joint Life policies, the cost reflects expected mortality costs based upon actual experience.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2017

4.	Expenses and Related Party Transactions (continued)

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for sales load, administrative expenses, taxes and a risk charge for the guaranteed minimum death benefit among other charges which are detailed in the Prospectus.

Mortality and expense risks deductions for Variable Executive Life and Variable Joint Life policies, as well as the noted additional mortality costs and other deductions for each of the products are reflected as a reduction in units and are included in Mortality and other in the accompanying financial statements.

5.	Subsequent Events

Effective May 1, 2018, the Neuberger Berman AMT Socially Responsive Division will be renamed to AMT Sustainable Equity Division.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return Lowest to Highest(1)
Growth Stock
Year Ended 12/31/17	75,993	$5.259578	to	$73.551913	$455,218	0.86%	0.00%	to	0.55%	23.59%	to	24.27%
Year Ended 12/31/16	78,732	4.251519	to	59.189518	381,579	0.87	0.00	to	0.55	1.91	to	2.47
Year Ended 12/31/15	82,582	4.167790	to	57.763945	392,702	0.74	0.00	to	0.55	5.43	to	6.01
Year Ended 12/31/14	85,738	3.949121	to	54.488126	386,925	0.59	0.00	to	0.55	8.43	to	9.02
Year Ended 12/31/13	88,857	3.638539	to	49.977915	368,165	0.68	0.00	to	0.55	35.12	to	35.86
Focused Appreciation
Year Ended 12/31/17	32,539	$4.983314	to	$53.438372	$191,961	0.72%	0.00%	to	0.55%	32.89%	to	33.62%
Year Ended 12/31/16	33,700	3.746116	to	39.992151	146,387	0.24	0.00	to	0.55	5.30	to	5.87
Year Ended 12/31/15	34,234	3.554167	to	37.773111	138,660	0.00	0.00	to	0.55	13.02	to	13.64
Year Ended 12/31/14	34,391	3.141534	to	33.238141	122,795	0.02	0.00	to	0.55	8.84	to	9.43
Year Ended 12/31/13	35,292	2.883615	to	30.372615	116,386	0.48	0.00	to	0.55	28.30	to	29.01
Large Cap Core Stock
Year Ended 12/31/17	63,131	$3.831001	to	$53.073917	$282,834	1.76%	0.00%	to	0.55%	24.19%	to	24.87%
Year Ended 12/31/16	64,732	3.081784	to	42.503832	234,433	2.16	0.00	to	0.55	6.98	to	7.57
Year Ended 12/31/15	67,126	2.877770	to	39.512372	228,494	2.14	0.00	to	0.55	(3.59)	to	(3.06)
Year Ended 12/31/14	69,294	2.981972	to	40.759702	244,043	1.49	0.00	to	0.55	7.97	to	8.56
Year Ended 12/31/13	71,653	2.759081	to	37.544148	233,882	1.15	0.00	to	0.55	27.88	to	28.58
Large Cap Blend
Year Ended 12/31/17	5,549	$2.060897	to	$17.855817	$12,473	0.92%	0.00%	to	0.55%	18.38%	to	19.02%
Year Ended 12/31/16	5,069	1.739254	to	15.001832	9,582	1.06	0.00	to	0.55	13.36	to	13.99
Year Ended 12/31/15	5,414	1.532727	to	13.161232	8,934	0.93	0.00	to	0.55	(2.95)	to	(2.42)
Year Ended 12/31/14	4,680	1.577743	to	13.487127	8,192	0.04	0.00	to	0.55	11.96	to	12.58
Year Ended 12/31/13	3,877	1.407785	to	11.980322	6,157	0.99	0.00	to	0.55	30.14	to	30.86
Index 500 Stock
Year Ended 12/31/17	191,990	$6.124794	to	$142.286114	$1,445,616	1.76%	0.00%	to	0.55%	20.85%	to	21.52%
Year Ended 12/31/16	196,058	5.062909	to	117.092375	1,222,210	1.85	0.00	to	0.55	11.12	to	11.73
Year Ended 12/31/15	198,438	4.551560	to	104.794845	1,113,211	1.70	0.00	to	0.55	0.62	to	1.17
Year Ended 12/31/14	200,831	4.519180	to	103.583087	1,122,395	1.60	0.00	to	0.55	12.84	to	13.46
Year Ended 12/31/13	203,612	4.001083	to	91.297175	1,008,802	1.82	0.00	to	0.55	31.33	to	32.05
Large Company Value
Year Ended 12/31/17	6,091	$2.004205	to	$17.086312	$13,497	2.00%	0.00%	to	0.55%	10.49%	to	11.10%
Year Ended 12/31/16	6,290	1.812084	to	15.379433	12,809	1.71	0.00	to	0.55	14.73	to	15.36
Year Ended 12/31/15	5,877	1.577867	to	13.331635	10,525	1.62	0.00	to	0.55	(4.37)	to	(3.85)
Year Ended 12/31/14	6,169	1.648404	to	13.865219	11,466	0.00	0.00	to	0.55	12.41	to	13.03
Year Ended 12/31/13	4,244	1.464939	to	12.266796	7,585	1.75	0.00	to	0.55	30.57	to	31.29
Domestic Equity
Year Ended 12/31/17	67,362	$2.768059	to	$29.996128	$217,712	1.62%	0.00%	to	0.55%	13.16%	to	13.78%
Year Ended 12/31/16	71,274	2.443831	to	26.364364	203,723	1.86	0.00	to	0.55	14.35	to	14.98
Year Ended 12/31/15	73,953	2.135000	to	22.929503	183,664	1.82	0.00	to	0.55	(0.64)	to	(0.09)
Year Ended 12/31/14	76,044	2.146602	to	22.950784	190,774	1.70	0.00	to	0.55	13.25	to	13.87
Year Ended 12/31/13	77,733	1.893569	to	20.154766	172,457	1.68	0.00	to	0.55	33.29	to	34.03
Equity Income
Year Ended 12/31/17	35,456	$3.287847	to	$35.257091	$135,832	2.20%	0.00%	to	0.55%	15.61%	to	16.24%
Year Ended 12/31/16	37,103	2.841098	to	30.330455	122,350	2.03	0.00	to	0.55	18.52	to	19.17
Year Ended 12/31/15	38,972	2.394831	to	25.451821	109,208	1.69	0.00	to	0.55	(7.25)	to	(6.74)
Year Ended 12/31/14	40,696	2.579506	to	27.291728	123,149	1.23	0.00	to	0.55	6.84	to	7.43
Year Ended 12/31/13	41,567	2.411872	to	25.403806	118,079	1.36	0.00	to	0.55	29.23	to	29.94

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return Lowest to Highest(1)
Mid Cap Growth Stock
Year Ended 12/31/17	94,455	$4.446849	to	$125.441587	$501,695	0.25%	0.00%	to	0.55%	19.63%	to	20.29%
Year Ended 12/31/16	97,909	3.713373	to	104.283373	434,672	0.19	0.00	to	0.55	0.28	to	0.83
Year Ended 12/31/15	101,666	3.699378	to	103.425002	450,936	0.04	0.00	to	0.55	0.16	to	0.71
Year Ended 12/31/14	104,691	3.689747	to	102.693582	465,306	0.36	0.00	to	0.55	7.90	to	8.49
Year Ended 12/31/13	108,936	3.416219	to	94.654719	448,921	0.31	0.00	to	0.55	24.85	to	25.53
Index 400 Stock
Year Ended 12/31/17	62,321	$5.132177	to	$59.411237	$358,143	1.07%	0.00%	to	0.55%	15.33%	to	15.96%
Year Ended 12/31/16	64,605	4.445732	to	51.235085	321,909	1.15	0.00	to	0.55	19.72	to	20.38
Year Ended 12/31/15	66,515	3.709654	to	42.560713	275,417	1.08	0.00	to	0.55	(2.92)	to	(2.38)
Year Ended 12/31/14	68,204	3.817251	to	43.598907	290,596	0.98	0.00	to	0.55	8.82	to	9.42
Year Ended 12/31/13	71,379	3.504450	to	39.846886	279,413	1.06	0.00	to	0.55	32.44	to	33.16
Mid Cap Value
Year Ended 12/31/17	16,920	$4.080949	to	$43.762109	$78,440	1.44%	0.00%	to	0.55%	11.20%	to	11.81%
Year Ended 12/31/16	17,981	3.666285	to	39.139970	74,486	1.68	0.00	to	0.55	22.56	to	23.23
Year Ended 12/31/15	17,077	2.988550	to	31.761925	57,463	1.64	0.00	to	0.55	(1.87)	to	(1.33)
Year Ended 12/31/14	17,454	3.042400	to	32.189353	60,350	0.99	0.00	to	0.55	16.05	to	16.69
Year Ended 12/31/13	17,193	2.618947	to	27.585004	51,336	0.96	0.00	to	0.55	29.53	to	30.24
Small Cap Growth Stock
Year Ended 12/31/17	56,874	$4.909491	to	$65.129570	$305,351	0.11%	0.00%	to	0.55%	20.94%	to	21.61%
Year Ended 12/31/16	59,134	4.055279	to	53.557262	262,833	0.23	0.00	to	0.55	11.64	to	12.25
Year Ended 12/31/15	61,830	3.628992	to	47.712811	246,246	0.11	0.00	to	0.55	(0.23)	to	0.32
Year Ended 12/31/14	63,835	3.633783	to	47.561777	255,403	0.00	0.00	to	0.55	8.06	to	8.66
Year Ended 12/31/13	66,550	3.359376	to	43.773190	246,636	0.49	0.00	to	0.55	37.84	to	38.60
Index 600 Stock
Year Ended 12/31/17	15,104	$2.178475	to	$24.532713	$38,659	1.86%	0.00%	to	0.55%	12.31%	to	12.93%
Year Ended 12/31/16	13,434	1.937744	to	21.724279	30,548	0.58	0.00	to	0.55	25.43	to	26.12
Year Ended 12/31/15	11,625	1.543293	to	17.224563	20,831	0.00	0.00	to	0.55	(2.88)	to	(2.35)
Year Ended 12/31/14	10,776	1.587514	to	17.638780	20,248	1.53	0.00	to	0.55	4.76	to	5.34
Year Ended 12/31/13	9,373	1.513818	to	16.744685	16,819	4.29	0.00	to	0.55	39.90	to	40.67
Small Cap Value
Year Ended 12/31/17	42,358	$4.400993	to	$47.690780	$211,637	0.77%	0.00%	to	0.55%	11.04%	to	11.65%
Year Ended 12/31/16	44,467	3.959369	to	42.713658	199,932	0.93	0.00	to	0.55	31.67	to	32.39
Year Ended 12/31/15	45,429	3.004079	to	32.262868	156,881	0.68	0.00	to	0.55	(5.97)	to	(5.45)
Year Ended 12/31/14	47,518	3.191481	to	34.121874	174,553	0.36	0.00	to	0.55	(0.33)	to	0.22
Year Ended 12/31/13	49,966	3.198795	to	34.046809	184,787	1.14	0.00	to	0.55	31.04	to	31.76
International Growth
Year Ended 12/31/17	43,701	$2.232113	to	$24.188049	$110,000	1.30%	0.00%	to	0.55%	29.32%	to	30.03%
Year Ended 12/31/16	42,651	1.724317	to	18.601991	83,569	1.15	0.00	to	0.55	(3.93)	to	(3.41)
Year Ended 12/31/15	43,844	1.793138	to	19.257803	88,907	1.68	0.00	to	0.55	(2.26)	to	(1.73)
Year Ended 12/31/14	43,639	1.832844	to	19.596007	90,803	1.30	0.00	to	0.55	(5.04)	to	(4.52)
Year Ended 12/31/13	44,659	1.928280	to	20.524033	98,031	1.40	0.00	to	0.55	19.15	to	19.81
Research International Core
Year Ended 12/31/17	25,545	$1.325886	to	$12.802534	$39,047	1.68%	0.00%	to	0.55%	27.51%	to	28.21%
Year Ended 12/31/16	21,617	1.038788	to	9.985604	26,555	1.77	0.00	to	0.55	(1.66)	to	(1.12)
Year Ended 12/31/15	20,383	1.055308	to	10.098885	24,504	2.05	0.00	to	0.55	(1.65)	to	(1.11)
Year Ended 12/31/14	16,529	1.071981	to	10.212438	20,860	1.45	0.00	to	0.55	(7.22)	to	(6.71)
Year Ended 12/31/13	14,106	1.154295	to	10.947312	19,169	0.13	0.00	to	0.55	18.27	to	18.92

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return Lowest to Highest(1)
International Equity
Year Ended 12/31/17	132,108	$3.920448	to	$6.094491	$598,133	2.35%	0.00%	to	0.55%	21.63%	to	22.30%
Year Ended 12/31/16	134,698	3.220087	to	4.983406	502,291	2.14	0.00	to	0.55	2.33	to	2.89
Year Ended 12/31/15	137,889	3.143590	to	4.843231	502,646	2.95	0.00	to	0.55	(2.75)	to	(2.21)
Year Ended 12/31/14	139,819	3.229216	to	4.952849	525,118	1.91	0.00	to	0.55	(9.30)	to	(8.80)
Year Ended 12/31/13	143,163	3.556947	to	5.431053	593,256	2.19	0.00	to	0.55	20.71	to	21.38
Emerging Markets Equity
Year Ended 12/31/17	53,406	$1.025080	to	$12.370178	$62,871	0.92%	0.00%	to	0.55%	27.14%	to	27.84%
Year Ended 12/31/16	42,450	0.805449	to	9.676365	39,231	0.72	0.00	to	0.55	8.47	to	9.06
Year Ended 12/31/15	39,847	0.741823	to	8.872116	34,756	0.88	0.00	to	0.55	(12.72)	to	(12.24)
Year Ended 12/31/14	34,924	0.849119	to	10.109813	34,843	0.63	0.00	to	0.55	(6.76)	to	(6.25)
Year Ended 12/31/13	29,027	0.909813	to	10.783888	30,454	0.75	0.00	to	0.55	(5.67)	to	(5.15)
Government Money Market
Year Ended 12/31/17	77,104	$1.529296	to	$41.875417	$147,850	0.59%	0.00%	to	0.55%	0.05%	to	0.60%
Year Ended 12/31/16	83,720	1.527011	to	41.625993	164,799	0.12	0.00	to	0.55	(0.42)	to	0.13
Year Ended 12/31/15	79,683	1.531914	to	41.572750	171,148	0.01	0.00	to	0.55	(0.54)	to	0.01
Year Ended 12/31/14	79,806	1.538686	to	41.568533	165,824	0.07	0.00	to	0.55	(0.48)	to	0.07
Year Ended 12/31/13	82,246	1.544536	to	41.539003	170,166	0.10	0.00	to	0.55	(0.45)	to	0.10
Short-Term Bond
Year Ended 12/31/17	16,212	$1.033965	to	$12.646732	$22,488	1.28%	0.00%	to	0.55%	0.78%	to	1.33%
Year Ended 12/31/16	16,506	1.025038	to	12.481062	20,405	1.19	0.00	to	0.55	1.12	to	1.67
Year Ended 12/31/15	12,538	1.012734	to	12.275717	15,742	0.71	0.00	to	0.55	0.17	to	0.72
Year Ended 12/31/14	11,155	1.010036	to	12.188479	13,392	0.60	0.00	to	0.55	0.00 (2)	to	0.38
Year Ended 12/31/13	9,076	1.010673	to	12.142453	10,582	0.17	0.00	to	0.55	0.00 (2)	to	0.55
Select Bond
Year Ended 12/31/17	70,939	$2.828365	to	$226.897252	$251,754	2.07%	0.00%	to	0.55%	3.02%	to	3.58%
Year Ended 12/31/16	70,949	2.742774	to	219.047810	249,118	1.94	0.00	to	0.55	2.49	to	3.06
Year Ended 12/31/15	70,587	2.673382	to	212.549665	243,197	1.50	0.00	to	0.55	(0.02)	to	0.53
Year Ended 12/31/14	70,799	2.671248	to	211.428447	248,615	2.02	0.00	to	0.55	4.99	to	5.56
Year Ended 12/31/13	73,536	2.541856	to	200.286369	244,742	2.31	0.00	to	0.55	(2.69)	to	(2.16)
Long-Term U.S. Government Bond
Year Ended 12/31/17	6,284	$1.459300	to	$20.685508	$9,880	1.86%	0.00%	to	0.55%	7.69%	to	8.28%
Year Ended 12/31/16	6,543	1.353810	to	19.104481	9,594	1.87	0.00	to	0.55	0.54	to	1.09
Year Ended 12/31/15	5,671	1.345254	to	18.898765	8,101	2.11	0.00	to	0.55	(2.01)	to	(1.47)
Year Ended 12/31/14	4,722	1.371509	to	19.181310	6,944	2.01	0.00	to	0.55	23.05	to	23.73
Year Ended 12/31/13	3,977	1.113443	to	15.502339	4,876	0.02	0.00	to	0.55	(13.75)	to	(13.27)
Inflation Protection
Year Ended 12/31/17	7,799	$1.114216	to	$14.738894	$10,493	0.69%	0.00%	to	0.55%	3.01%	to	3.58%
Year Ended 12/31/16	6,910	1.080563	to	14.229840	8,987	1.23	0.00	to	0.55	4.11	to	4.68
Year Ended 12/31/15	6,372	1.036853	to	13.593038	7,975	2.34	0.00	to	0.55	(2.74)	to	(2.20)
Year Ended 12/31/14	6,336	1.065002	to	13.899486	8,559	0.52	0.00	to	0.55	2.57	to	3.14
Year Ended 12/31/13	6,697	1.037245	to	13.476716	8,588	1.08	0.00	to	0.55	(8.83)	to	(8.33)
High Yield Bond
Year Ended 12/31/17	25,336	$3.976385	to	$53.128855	$116,367	5.44%	0.00%	to	0.55%	6.30%	to	6.88%
Year Ended 12/31/16	25,741	3.737039	to	49.707921	110,842	5.33	0.00	to	0.55	13.97	to	14.60
Year Ended 12/31/15	26,563	3.275752	to	43.377037	100,914	4.53	0.00	to	0.55	(1.90)	to	(1.36)
Year Ended 12/31/14	27,230	3.335950	to	43.976216	106,154	5.04	0.00	to	0.55	0.62	to	1.18
Year Ended 12/31/13	27,674	3.312039	to	43.465300	107,038	5.57	0.00	to	0.55	5.26	to	5.84

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return Lowest to Highest(1)
Multi-Sector Bond
Year Ended 12/31/17	26,759	$1.358433	to	$18.780164	$40,381	3.85%	0.00%	to	0.55%	7.79%	to	8.38%
Year Ended 12/31/16	23,443	1.258995	to	17.327635	32,977	4.53	0.00	to	0.55	10.48	to	11.09
Year Ended 12/31/15	21,624	1.138400	to	15.597729	27,546	5.58	0.00	to	0.55	(2.76)	to	(2.22)
Year Ended 12/31/14	20,081	1.169486	to	15.951947	26,344	2.65	0.00	to	0.55	2.68	to	3.25
Year Ended 12/31/13	17,326	1.137785	to	15.449941	21,918	3.56	0.00	to	0.55	(2.12)	to	(1.58)
Balanced
Year Ended 12/31/17	47,261	$3.916267	to	$216.761163	$375,073	2.19%	0.00%	to	0.55%	11.37%	to	11.98%
Year Ended 12/31/16	48,762	3.512832	to	193.563662	347,403	2.26	0.00	to	0.55	6.00	to	6.58
Year Ended 12/31/15	53,304	3.310708	to	181.609174	345,035	1.97	0.00	to	0.55	(0.67)	to	(0.12)
Year Ended 12/31/14	54,744	3.329658	to	181.830315	360,234	2.31	0.00	to	0.55	4.99	to	5.56
Year Ended 12/31/13	55,407	3.168393	to	172.248875	354,026	3.38	0.00	to	0.55	11.47	to	12.08
Asset Allocation
Year Ended 12/31/17	18,186	$2.331046	to	$25.259678	$53,600	2.07%	0.00%	to	0.55%	14.25%	to	14.87%
Year Ended 12/31/16	17,637	2.038314	to	21.988973	44,895	2.37	0.00	to	0.55	7.20	to	7.79
Year Ended 12/31/15	18,489	1.899554	to	20.400265	44,291	1.92	0.00	to	0.55	(0.97)	to	(0.43)
Year Ended 12/31/14	19,933	1.916252	to	20.487411	47,339	2.15	0.00	to	0.55	4.57	to	5.15
Year Ended 12/31/13	19,334	1.830603	to	19.484028	44,834	3.32	0.00	to	0.55	16.03	to	16.67
Fidelity VIP Mid Cap
Year Ended 12/31/17	31,890	$5.301232	to	$56.847028	$195,568	0.49%	0.00%	to	0.55%	19.88%	to	20.54%
Year Ended 12/31/16	33,080	4.417776	to	47.161926	169,985	0.32	0.00	to	0.55	11.31	to	11.92
Year Ended 12/31/15	34,908	3.964922	to	42.137819	162,700	0.25	0.00	to	0.55	(2.17)	to	(1.63)
Year Ended 12/31/14	36,665	4.048702	to	42.835362	175,314	0.02	0.00	to	0.55	5.45	to	6.03
Year Ended 12/31/13	37,534	3.835558	to	40.398542	169,449	0.28	0.00	to	0.55	35.13	to	35.87
Fidelity VIP Contrafund
Year Ended 12/31/17	19,612	$2.008049	to	$22.036922	$44,858	0.77%	0.00%	to	0.55%	20.92%	to	21.59%
Year Ended 12/31/16	20,138	1.658952	to	18.124509	38,211	0.62	0.00	to	0.55	7.14	to	7.73
Year Ended 12/31/15	22,441	1.546836	to	16.824006	39,557	0.82	0.00	to	0.55	(0.13)	to	0.42
Year Ended 12/31/14	21,021	1.547371	to	16.754369	37,757	0.78	0.00	to	0.55	11.04	to	11.65
Year Ended 12/31/13	19,719	1.392090	to	15.005573	31,545	0.90	0.00	to	0.55	30.24	to	30.95
Neuberger Berman AMT Socially Responsive
Year Ended 12/31/17	2,092	$1.933853	to	$21.076980	$5,287	0.51%	0.00%	to	0.55%	17.78%	to	18.43%
Year Ended 12/31/16	2,390	1.640254	to	17.797220	4,887	0.71	0.00	to	0.55	9.26	to	9.86
Year Ended 12/31/15	2,413	1.499733	to	16.199640	4,514	0.57	0.00	to	0.55	(1.01)	to	(0.46)
Year Ended 12/31/14	2,395	1.513495	to	16.275087	4,590	0.37	0.00	to	0.55	9.78	to	10.38
Year Ended 12/31/13	2,403	1.377320	to	14.744385	4,648	0.79	0.00	to	0.55	36.85	to	37.60
U.S. Strategic Equity
Year Ended 12/31/17	92,817	$2.161152	to	$24.418364	$230,509	1.02%	0.00%	to	0.55%	20.14%	to	20.80%
Year Ended 12/31/16	99,289	1.797106	to	20.214494	204,986	1.04	0.00	to	0.55	10.03	to	10.64
Year Ended 12/31/15	108,402	1.631656	to	18.271298	203,098	0.82	0.00	to	0.55	0.55	to	1.11
Year Ended 12/31/14	114,307	1.621079	to	18.071559	213,362	1.16	0.00	to	0.55	11.09	to	11.70
Year Ended 12/31/13	119,343	1.457823	to	16.178812	201,588	1.21	0.00	to	0.55	32.19	to	32.92
U.S. Small Cap Equity
Year Ended 12/31/17	32,697	$2.978626	to	$34.518205	$110,459	0.18%	0.00%	to	0.55%	14.85%	to	15.48%
Year Ended 12/31/16	34,090	2.590944	to	29.891437	100,382	0.83	0.00	to	0.55	18.01	to	18.66
Year Ended 12/31/15	36,650	2.193357	to	25.191084	91,739	0.67	0.00	to	0.55	(7.69)	to	(7.19)
Year Ended 12/31/14	38,597	2.373801	to	27.141282	104,705	0.25	0.00	to	0.55	1.00	to	1.56
Year Ended 12/31/13	40,543	2.347887	to	26.724835	109,257	0.43	0.00	to	0.55	39.24	to	40.00

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return Lowest to Highest(1)
International Developed Markets
Year Ended 12/31/17	59,631	$2.035246	to	$22.466466	$141,472	2.65%	0.00%	to	0.55%	24.29%	to	24.98%
Year Ended 12/31/16	60,682	1.635824	to	17.976751	116,151	3.23	0.00	to	0.55	1.80	to	2.36
Year Ended 12/31/15	62,803	1.605290	to	17.562157	117,670	1.15	0.00	to	0.55	(1.85)	to	(1.31)
Year Ended 12/31/14	63,654	1.633987	to	17.795979	121,476	1.95	0.00	to	0.55	(4.97)	to	(4.45)
Year Ended 12/31/13	65,876	1.717753	to	18.624500	134,161	2.00	0.00	to	0.55	21.24	to	21.91
Strategic Bond
Year Ended 12/31/17	29,030	$2.300337	to	$24.895915	$86,180	1.35%	0.00%	to	0.55%	3.30%	to	3.86%
Year Ended 12/31/16	29,943	2.224732	to	23.970161	86,313	1.59	0.00	to	0.55	2.54	to	3.10
Year Ended 12/31/15	29,943	2.167486	to	23.248775	85,576	2.39	0.00	to	0.55	(0.69)	to	(0.14)
Year Ended 12/31/14	30,112	2.180310	to	23.281628	86,877	1.55	0.00	to	0.55	4.88	to	5.45
Year Ended 12/31/13	31,407	2.076847	to	22.077570	86,009	1.44	0.00	to	0.55	(1.99)	to	(1.45)
Global Real Estate Securities
Year Ended 12/31/17	33,345	$4.771257	to	$51.568102	$179,095	3.63%	0.00%	to	0.55%	11.19%	to	11.80%
Year Ended 12/31/16	34,924	4.286703	to	46.124107	168,647	4.49	0.00	to	0.55	2.46	to	3.02
Year Ended 12/31/15	36,412	4.179747	to	44.771967	172,160	1.64	0.00	to	0.55	(0.30)	to	0.25
Year Ended 12/31/14	36,715	4.188148	to	44.660949	175,388	3.26	0.00	to	0.55	14.12	to	14.75
Year Ended 12/31/13	37,321	3.666253	to	38.920595	157,271	4.00	0.00	to	0.55	3.08	to	3.65
LifePoints Moderate Strategy
Year Ended 12/31/17	4,399	$1.353996	to	$16.557145	$6,960	2.27%	0.00%	to	0.55%	9.29%	to	9.88%
Year Ended 12/31/16	3,497	1.237730	to	15.067752	5,175	3.65	0.00	to	0.55	7.16	to	7.75
Year Ended 12/31/15	2,175	1.153913	to	13.984420	3,256	2.55	0.00	to	0.55	(2.24)	to	(1.71)
Year Ended 12/31/14	1,929	1.179226	to	14.227181	3,327	3.33	0.00	to	0.55	4.28	to	4.85
Year Ended 12/31/13	1,516	1.129701	to	13.568584	2,151	1.69	0.00	to	0.55	6.20	to	6.79
LifePoints Balanced Strategy
Year Ended 12/31/17	11,492	$1.439016	to	$16.545882	$22,495	2.36%	0.00%	to	0.55%	11.39%	to	12.00%
Year Ended 12/31/16	10,796	1.290626	to	14.773443	18,770	3.30	0.00	to	0.55	8.46	to	9.05
Year Ended 12/31/15	11,511	1.188804	to	13.546956	17,506	2.20	0.00	to	0.55	(2.84)	to	(2.30)
Year Ended 12/31/14	11,655	1.222287	to	13.866173	17,117	2.98	0.00	to	0.55	4.04	to	4.61
Year Ended 12/31/13	9,944	1.173673	to	13.255096	14,726	2.18	0.00	to	0.55	11.81	to	12.43
LifePoints Growth Strategy
Year Ended 12/31/17	11,847	$1.495208	to	$16.029490	$22,139	3.19%	0.00%	to	0.55%	15.02%	to	15.65%
Year Ended 12/31/16	12,307	1.298639	to	13.860030	19,559	2.92	0.00	to	0.55	9.13	to	9.73
Year Ended 12/31/15	13,267	1.188862	to	12.631574	19,036	1.81	0.00	to	0.55	(3.84)	to	(3.31)
Year Ended 12/31/14	13,525	1.235139	to	13.064429	20,126	3.03	0.00	to	0.55	3.19	to	3.76
Year Ended 12/31/13	11,741	1.195791	to	12.591524	16,736	2.32	0.00	to	0.55	15.92	to	16.56
LifePoints Equity Growth Strategy
Year Ended 12/31/17	6,907	$1.554985	to	$15.218716	$13,330	3.38%	0.00%	to	0.55%	16.91%	to	17.55%
Year Ended 12/31/16	6,850	1.328754	to	12.946453	10,823	2.95	0.00	to	0.55	10.24	to	10.85
Year Ended 12/31/15	6,000	1.204105	to	11.679451	8,824	1.53	0.00	to	0.55	(4.40)	to	(3.87)
Year Ended 12/31/14	5,836	1.258221	to	12.149681	8,762	3.29	0.00	to	0.55	2.92	to	3.48
Year Ended 12/31/13	5,628	1.221337	to	11.740704	8,224	2.59	0.00	to	0.55	19.16	to	19.81
Credit Suisse Trust Commodity Return Strategy
Year Ended 12/31/17	3,845	$5.017461	to	$5.372638	$21,122	9.04%	0.00%	to	0.55%	0.96%	to	1.52%
Year Ended 12/31/16	3,494	4.942479	to	5.316102	18,978	0.00	0.00	to	0.55	11.41	to	12.02
Year Ended 12/31/15	3,059	4.412123	to	4.767003	14,882	0.00	0.00	to	0.55	(25.44)	to	(25.03)
Year Ended 12/31/14	2,448	5.885213	to	6.387246	15,934	0.00	0.00	to	0.55	(17.39)	to	(16.94)
Period Ended 12/31/13 (3)	1,964	7.085099	to	7.724122	15,565	0.00	0.00	to	0.55	1.72	to	1.79

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(3)	Division commenced operations on November 15, 2013.

The Northwestern Mutual

Life Insurance Company

Financial Statements

December 31, 2017, 2016 and 2015

Report of Independent Auditors

To the Board of Trustees of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2017 and 2016, and the related statutory statements of income and changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 833 E. Michigan St., Ste. 1200, Milwaukee, WI 53202

T: (414) 212 1600, F: (414) 212 1880, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

February 15, 2018

The Northwestern Mutual Life Insurance Company

Statements of Financial Position

(in millions)

	December 31,
	2017	2016

Assets:
Bonds	$146,945	$139,795
Mortgage loans	35,750	34,198
Policy loans	17,421	17,150
Common and preferred stocks	5,929	4,256
Real estate	2,356	2,468
Other investments	14,665	13,463
Cash and short-term investments	2,469	2,300

Total investments	225,535	213,630

Due and accrued investment income	1,888	1,883
Net deferred tax assets	1,788	3,179
Deferred premium and other assets	3,376	3,256
Separate account assets	32,462	28,559

Total assets	$265,049	$250,507

Liabilities and surplus:
Reserves for policy benefits	$195,279	$186,483
Policyowner dividends payable	5,335	5,205
Interest maintenance reserve	911	803
Asset valuation reserve	4,334	3,447
Income taxes payable	125	163
Other liabilities	5,752	5,617
Separate account liabilities	32,462	28,559

Total liabilities	244,198	230,277

Surplus:
Surplus notes	2,948	1,750
Unassigned surplus	17,903	18,480

Total surplus	20,851	20,230

Total liabilities and surplus	$265,049	$250,507

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Operations

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Revenue:
Premiums	$17,897	$17,915	$17,787
Net investment income	9,541	9,605	9,466
Other income	649	632	622

Total revenue	28,087	28,152	27,875

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	10,332	9,798	9,043
Net additions to policy benefit reserves	8,700	9,284	9,352
Net transfers to (from) separate accounts	(229)	(118)	150

Total benefits	18,803	18,964	18,545

Commissions and operating expenses	3,120	3,134	2,929

Total benefits and expenses	21,923	22,098	21,474

Gain from operations before dividends and taxes	6,164	6,054	6,401

Policyowner dividends	5,338	5,205	5,609

Gain from operations before taxes	826	849	792
Income tax benefit	(98)	(176)	(54)

Net gain from operations	924	1,025	846
Net realized capital gains (losses)	93	(215)	(45)

Net income	$1,017	$810	$801

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Changes in Surplus

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Beginning of year balance	$20,230	$19,659	$19,055

Net income	1,017	810	801

Change in net unrealized capital gains and losses	822	(326)	(232)

Change in net deferred tax assets	(1,323)	7	87

Change in nonadmitted assets and other	(206)	(37)	(32)

Change in asset valuation reserve	(887)	117	(20)

Change in surplus notes	1,198	-	-

Net increase in surplus	621	571	604

End of year balance	$20,851	$20,230	$19,659

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Cash flows from operating activities:
Premiums and other income received	$12,957	$12,702	$12,653
Investment income received	9,012	9,120	8,669
Benefit and dividend payments to policyowners and beneficiaries	(9,506)	(8,784)	(8,163)
Net transfers (to) from separate accounts	228	121	(152)
Commissions, expenses and taxes paid	(3,080)	(2,614)	(2,827)

Net cash provided by operating activities	9,611	10,545	10,180

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	44,511	45,185	37,266
Common and preferred stocks	2,750	3,548	2,084
Mortgage loans	2,581	3,023	1,924
Real estate	284	238	209
Other investments	2,193	1,574	1,892

Subtotal proceeds from investments	52,319	53,568	43,375

Cost of investments acquired:
Bonds	(50,472)	(51,042)	(42,795)
Common and preferred stocks	(3,564)	(3,540)	(2,478)
Mortgage loans	(4,096)	(5,040)	(5,031)
Real estate	(148)	(592)	(356)
Other investments	(4,416)	(2,676)	(3,465)

Subtotal cost of investments acquired	(62,696)	(62,890)	(54,125)

Net inflows of policy loans	74	253	3

Net cash applied to investing activities	(10,303)	(9,069)	(10,747)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	1,198	-	-
Net inflows (outflows) on deposit-type contracts	(220)	(223)	(298)
Other cash provided (applied)	(117)	(406)	(266)

Net cash provided by (applied to) financing and miscellaneous sources	861	(629)	(564)

Net increase (decrease) in cash and short-term investments	169	847	(1,131)
Cash and short-term investments, beginning of year	2,300	1,453	2,584

Cash and short-term investments, end of year	$2,469	$2,300	$1,453

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows (supplemental)

(in millions)

	For the years ended December 31,
	2017	2016	2015
Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$5,025	$5,428	$5,305
Capitalized interest and payment in-kind investment income	729	727	845
Employee benefit and compensation plan expenses	129	196	154
Other policyowner contract activity	207	188	167

Investing:
Bond forward commitments	-	-	6,225
Bond refinancings and exchanges	1,826	1,985	1,757
Net asset transfers with affiliated entities	803	935	365
Mortgage loan refinancings and transfers	845	918	914
Net policy loan activity	303	342	355
Net premium loan activity	48	94	140
Other invested asset exchanges	88	78	131
Common stock exchanges	93	33	171
Real estate asset exchanges	-	7	-

Financing and Miscellaneous:

Deposit-type contract deposits and interest credited	439	512	389

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes all of the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s financial statements.

These financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted and (8) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 15 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies, and are reported at the unpaid principal balance. Policy loans earn interest at either a fixed rate or at a variable rate based on an election that is made by the policyowner when applying for their policy. If a variable rate is elected, the rate will be reset annually. The Company considers the unpaid principal balance of policy loans to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Cash and Short-term Investments

Short-term investments include securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in stated-rate investment options through the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 15 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 15 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits, use them to repay policy loans or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay renewal premiums are reported as premiums in the statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (IMR). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with securities lending and interest expense related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and securities lending and Note 14 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

estimates from prior years. Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are included in tax expense in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income tax expense.

See Note 10 for more information on the Company’s income taxes.

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $64 million and $43 million at December 31, 2017 and 2016, respectively, are included in other assets in the statements of financial position and are net of accumulated depreciation of $357 million and $326 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $280 million and $209 million at December 31, 2017 and 2016, respectively. Depreciation expense for IT equipment and software totaled $115 million, $88 million and $77 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $107 million and $56 million at December 31, 2017 and 2016, respectively. Depreciation expense for furniture, fixtures and equipment totaled $12 million, $8 million and $8 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary valuation adjustments.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Unrealized capital gains and losses include changes in the fair value of common and preferred stocks, other equity investments and currency translation adjustments on foreign-denominated bonds and are reported net of any related changes in deferred taxes. Changes in the Company’s equity method share of the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Changes in unrealized capital gains and losses are reported in the statements of changes in surplus and are net of tax. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, equities and other investments denominated in foreign currencies. Investments denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment is sold or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2017 through February 15, 2018, the date these financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2017 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost less any other-than-temporary valuation adjustment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 15 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Statement value and fair value of bonds at December 31, 2017 and 2016, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2017	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$5,044	$328	$(12)	$5,360
States, territories and possessions	642	131	(1)	772
Special revenue and assessments	35,321	678	(351)	35,648
All foreign governments	1,694	60	(5)	1,749
Hybrid securities	384	33	-	417
SVO identified funds	12	-	-	12
Industrial and miscellaneous	103,848	4,527	(358)	108,017

Total bonds	$146,945	$5,757	$(727)	$151,975

December 31, 2016	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$5,482	$315	$(39)	$5,758
States, territories and possessions	661	116	(7)	770
Special revenue and assessments	34,783	686	(440)	35,029
All foreign governments	935	24	(21)	938
Hybrid securities	342	20	(23)	339
SVO identified funds	17	1	-	18
Industrial and miscellaneous	97,575	3,600	(1,269)	99,906

Total bonds	$139,795	$4,762	$(1,799)	$142,758

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Statement value of bonds by SVO rating category at December 31, 2017 and 2016 was as follows:

December 31, 2017	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$5,044	$-	$-	$-	$-	$-	$5,044

States, territories and possessions	583	59	-	-	-	-	642

Special revenue and assessments	35,198	123	-	-	-	-	35,321

All foreign governments	464	1,135	79	16	-	-	1,694

Hybrid securities	-	207	177	-	-	-	384

SVO identified funds	-	12	-	-	-	-	12

Industrial and miscellaneous	50,910	39,285	5,914	5,268	2,454	17	103,848

Total bonds	$92,199	$40,821	$6,170	$5,284	$2,454	$17	$146,945

December 31, 2016	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$5,482	$-	$-	$-	$-	$-	$5,482

States, territories and possessions	575	86	-	-	-	-	661

Special revenue and assessments	34,695	88	-	-	-	-	34,783

All foreign governments	313	574	42	6	-	-	935

Hybrid securities	116	62	164	-	-	-	342

SVO identified funds	-	-	-	17	-	-	17

Industrial and miscellaneous	43,839	39,717	5,918	5,761	2,092	248	97,575

Total bonds	$85,020	$40,527	$6,124	$5,784	$2,092	$248	$139,795

Based on statement value, 91% and 90% of the Company’s bond portfolio was rated either 1 or 2 (i.e., rated as investment grade) by the SVO at December 31, 2017 and 2016, respectively.

The Company’s bond investments include structured securities which include a significant concentration in residential mortgage-backed securities issued by U.S. Government agencies. Statement value and fair value of structured securities at December 31, 2017 and 2016, aggregated by investment grade or below investment grade (i.e., rated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2017	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Residential mortgage-backed:

U.S. Government agencies	$33,223	$33,164	$-	$-	$33,223	$33,164

Other prime	384	385	2	2	386	387

Other below-prime	321	320	8	9	329	329

Commercial mortgage-backed:

U.S. Government agencies	221	227	-	-	221	227

Conduit	2,229	2,244	4	4	2,233	2,248

Re-REMIC	-	-	-	4	-	4

Other commercial mortgage-backed	45	46	-	-	45	46

Other asset-backed	7,658	7,749	77	78	7,735	7,827

Total structured securities	$44,081	$44,135	$91	$97	$44,172	$44,232

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

December 31, 2016	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Residential mortgage-backed:

U.S. Government agencies	$32,540	$32,485	$-	$-	$32,540	$32,485

Other prime	409	409	3	3	412	412

Other below-prime	173	172	10	12	183	184

Commercial mortgage-backed:

U.S. Government agencies	245	257	-	-	245	257

Conduit	2,101	2,114	29	22	2,130	2,136

Re-REMIC	141	144	2	3	143	147

Other commercial mortgage-backed	36	38	-	-	36	38

Other asset-backed	6,081	6,177	167	165	6,248	6,342

Total structured securities	$41,726	$41,796	$211	$205	$41,937	$42,001

Based on statement value, over 99% of the Company’s structured securities portfolio was rated as investment grade at each of December 31, 2017 and 2016.

The Company’s bond portfolio includes securities that are classified as structured notes, as defined by the Purposes and Procedures Manual of the NAIC Investment Analysis Office. None of these securities have provisions linked to real estate prices, indices or asset values. The Company’s holdings of structured notes at December 31, 2017 and 2016 are summarized below:

	December 31, 2017			December 31, 2016
Description	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)			($ in millions)

Treasury inflation protected securities	1	$129	$128	1	$128	$125

Structured notes	21	241	251	26	341	332

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2017 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$5,335	$5,370

Due after one year through five years	33,535	34,348

Due after five years through ten years	41,341	42,485

Due after ten years	68,965	72,002

Total	$149,176	$154,205

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $133 million and $130 million at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2017 and 2016 was as follows:

December 31, 2017	United States of America
	East	Midwest	South	West	Canada	Total
	(in millions)
Apartment	$4,221	$1,350	$2,371	$5,553	$-	$13,495
Office	4,089	946	1,588	3,432	-	10,055
Retail	2,837	590	2,156	2,064	-	7,647
Warehouse/Industrial	296	245	659	1,184	199	2,583
Other	327	214	676	753	-	1,970

Total	$11,770	$3,345	$7,450	$12,986	$199	$35,750

December 31, 2016	United States of America
	East	Midwest	South	West	Canada	Total
	(in millions)
Apartment	$3,935	$929	$2,187	$4,904	$-	$11,955
Office	3,880	980	1,704	3,525	-	10,089
Retail	3,042	603	2,264	1,992	-	7,901
Warehouse/Industrial	247	249	644	1,060	198	2,398
Other	350	189	655	661	-	1,855

Total	$11,454	$2,950	$7,454	$12,142	$198	$34,198

The table below summarizes the December 31, 2017 statement values, by contractual maturity, of mortgage loans where the Company is the sole lending party or has a co-lending or participant arrangement in place with an unaffiliated third party. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment fees.

	Sole Lender	Co-lending or Participant Arrangement	Statement Value
	(in millions)
Due in one year or less	$1,853	$105	$1,958
Due after one year through two years	750	140	890
Due after two years through five years	6,923	910	7,833
Due after five years through eight years	9,994	2,124	12,118
Due after eight years	12,613	338	12,951

Total	$32,133	$3,617	$35,750

All mortgage loans were current on contractual interest and principal payments at each of December 31, 2017 and 2016. The maximum and minimum interest rates for mortgage loans originated during 2017 were 5.75% and 2.97%, respectively, while these rates during 2016 were 6.00% and 2.48%, respectively. The aggregate weighted-average ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated or refinanced during 2017 and 2016 was 56% and 59%, respectively, with a maximum of 79% and 100% for any single loan during 2017 and 2016, respectively. Loans with a 100% loan-to-value (LTV) ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced with conventional

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

mortgage loans having a LTV ratio between 50% and 70% upon completion of construction. At December 31, 2017 and 2016, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 51% and 53%, respectively.

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2017 and 2016 was as follows:

December 31, 2017	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$4,467	$8,893	$135	$-	$13,495
Office	5,243	4,391	414	7	10,055
Retail	4,540	2,828	213	66	7,647
Warehouse/Industrial	1,137	1,161	285	-	2,583
Other	567	1,385	-	18	1,970

Total	$15,954	$18,658	$1,047	$91	$35,750

December 31, 2016	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$4,001	$7,635	$211	$108	$11,955
Office	4,618	4,998	310	163	10,089
Retail	4,117	3,483	301	-	7,901
Warehouse/Industrial	879	1,184	250	85	2,398
Other	389	1,430	15	21	1,855

Total	$14,004	$18,730	$1,087	$377	$34,198

The aggregate statement value of mortgage loans with LTV ratios in excess of 100% was $15 million and $12 million at December 31, 2017 and 2016, respectively.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 15 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company recognized no capital losses related to

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

troubled debt restructuring of mortgage loans for the years ended December 31, 2017, 2016 and 2015, respectively. At December 31, 2017 and 2016, the Company had $23 million and $26 million, respectively, of principal outstanding on mortgage loans that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company reported a $2 million mortgage loan valuation allowance at December 31, 2017 on one mortgage with an aggregate statement value of $21 million. The Company had no mortgage loan valuation allowance at December 31, 2016.

During 2016, the Company had one foreclosed mortgage loan with a statement value of $76 million that was moved into the real estate portfolio at a statement value of $76 million.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $5,665 million and $4,051 million included in the statements of financial position at December 31, 2017 and 2016, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries. See Note 15 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2017 and 2016, the statements of financial position included $264 million and $205 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach. See Note 15 for more information regarding the fair value of the Company’s investments in preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income.

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2017 and 2016 was as follows:

December 31, 2017	East	Midwest	South	West	Total
	(in millions)
Apartment	$295	$97	$201	$525	$1,118
Office	15	715	132	18	880
Warehouse/Industrial	101	-	-	189	290
Other	28	-	13	27	68

Total	$439	$812	$346	$759	$2,356

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

December 31, 2016	East	Midwest	South	West	Total
	(in millions)
Apartment	$295	$28	$233	$523	$1,079
Office	15	727	218	40	1,000
Warehouse/Industrial	104	30	-	186	320
Other	27	-	13	29	69

Total	$441	$785	$464	$778	$2,468

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $682 million and $671 million at December 31, 2017 and 2016, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. The aggregate statement value of other investments held indirectly through non-insurance investment holding companies was $7.8 billion and $7.1 billion at December 31, 2017 and 2016, respectively. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The statement value of other investments held directly or indirectly by the Company at December 31, 2017 and 2016 was as follows:

	December 31,
	2017	2016
	(in millions)
Securities partnerships and LLCs	$5,488	$4,457
Bonds	3,141	3,308
Real estate JVs, partnerships and LLCs	1,666	1,489
Common and preferred stocks	1,135	1,008
Real estate	635	712
Low income housing tax credit properties	527	534
Derivative instruments	434	781
Cash and short-term investments	337	371
Leveraged leases	131	158
Other assets, net	1,171	645

Total	$14,665	$13,463

For securities partnerships and LLCs, bonds, common and preferred stocks, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), tax credit properties and leveraged leases, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 12 years of unexpired credits at each of December 31, 2017 and 2016. The required holding period for tax credit properties is 15 years. The amount of tax credits and other tax benefits recognized during 2017 and 2016 were $107 million and $108 million, respectively. See Note 10 for more information regarding the Company’s use of tax credits.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

See Note 4 for more information regarding the Company’s use of derivatives.

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2017 and 2016, the value of wholly-owned SCA investments were as follows:

	December 31, 2017			December 31, 2016
	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value
	(in millions)			(in millions)
NM Wealth Management Company	$154	$-	$154	$140	$-	$140
NM Capital, Limited	2	2	-	2	2	-
Bradford, Inc.	1	1	-	1	1	-

Total common stock SCAs [1]	157	3	154	143	3	140

NML Securities Holdings, LLC	4,861	-	4,861	4,039	-	4,039
NML Real Estate Holdings, LLC	1,355	-	1,355	1,033	-	1,033
NM Investment Holdings, LLC	1,251	-	1,251	1,455	-	1,455
NM Pebble Valley, LLC	160	-	160	207	-	207
NM Investment Services, LLC	153	-	153	73	-	73
NM Planning, LLC	136	136	-	204	-	204
NM GP Holdings, LLC	63	9	54	58	7	51
NM Investment Management Company, LLC	44	44	-	41	41	-
Mason Street Advisors, LLC	30	30	-	25	25	-
GRO-SUB, LLC	1	1	-	1	1	-
GRO, LLC	1	1	-	-	-	-
NM Career Distribution Holdings, LLC	-		-	-	-	-

Total other investment SCAs [2]	8,055	221	7,834	7,136	74	7,062

Total investments in SCAs	$8,212	$224	$7,988	$7,279	$77	$7,202

1 Reported in common and preferred stocks in the statements of financial position.

2 Reported in other investments in the statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2017. In all cases, the NAIC accepted the statement value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Net Investment Income

The sources of net investment income for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)

Bonds	$5,738	$5,695	$5,759
Mortgage loans	1,590	1,592	1,535
Policy loans	1,149	1,160	1,155
Common and preferred stocks	118	138	133
Real estate	276	277	230
Other investments	1,216	1,273	1,063
Amortization of IMR	162	155	211

Gross investment income	10,249	10,290	10,086
Less: investment expenses	708	685	620

Net investment income	$9,541	$9,605	$9,466

For the year ended December 31, 2017, bond investment income includes $77 million of prepayment fees generated as result of 170 securities sold, disposed, or otherwise redeemed as a result of a callable feature. Accrued investment income more than ninety days past due is a nonadmitted asset. Changes in the nonadmitted amount are reported as direct adjustments to surplus in the statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the year ended			For the year ended			For the year ended
	December 31, 2017			December 31, 2016			December 31, 2015
			Net			Net			Net
			Realized			Realized			Realized
	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains
	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)
	(in millions)			(in millions)			(in millions)

Bonds	$755	$(543)	$212	$1,352	$(1,109)	$243	$559	$(869)	$(310)

Common and preferred stocks	363	(29)	334	304	(357)	(53)	218	(273)	(55)

Mortgage loans	2	(5)	(3)	-	(3)	(3)	-	(2)	(2)

Real estate	101	-	101	96	(53)	43	123	(1)	122

Other investments	692	(786)	(94)	575	(722)	(147)	577	(523)	54

Subtotal	$1,913	$(1,363)	550	$2,327	$(2,244)	83	$1,477	$(1,668)	(191)

Less: IMR net gains (losses) before taxes			389			415			(258)

Less: Capital gains tax (benefit) expense			68			(117)			112

Net realized capital gains (losses)			$93			$(215)			$(45)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $31 billion, $32 billion, and $25 billion for the years ended December 31, 2017, 2016 and 2015, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary valuation adjustment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
Bonds, common and preferred stocks:	(in millions)

Structured securities	$(1)	$(54)	$(1)
Financial services	(1)	(17)	(4)
Consumer discretionary	(63)	(14)	(35)
Industrials	(53)	(9)	(7)
Energy	(39)	(20)	(48)
Basic materials	(7)	(39)	-
Other	-	-	(1)

Subtotal	(164)	(153)	(96)
Real estate	-	(52)	-
Other investments:
Real estate JVs	(27)	(4)	(12)
Securities partnerships	(53)	(61)	(40)
Energy and transportation	-	(5)	-

Subtotal	(80)	(70)	(52)

Total	$(244)	$(275)	$(148)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

In addition to the realized capital losses above, $30 million, $60 million and $16 million of other-than-temporary valuation adjustments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2017, 2016 and 2015, respectively. The decline in the Company’s equity in these subsidiaries resulting from these valuation adjustments is reported in changes in net unrealized capital gains and losses in the statements of changes in surplus.

At December 31, 2017, the Company continued to hold structured securities with aggregate statement values and fair values of $13 million and $18 million, respectively, for which other-than-temporary valuation adjustments had been recognized. Other-than-temporary valuation adjustments on loan-backed and structured securities for the years ended December 31, 2017, 2016 and 2015, including the circumstances of the adjustment, were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)
Intent to sell	$-	$-	$-
Present value of cash flows expected to be collected is less than amortized cost basis	(1)	(54)	(1)

Total	$(1)	$(54)	$(1)

Unrealized Capital Gains and Losses

Changes in net unrealized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)
Bonds	$564	$(313)	$(172)

Common and preferred stocks	529	348	(166)

Mortgage loans	13	9	(38)

Other investments	(230)	(267)	-

Subtotal	876	(223)	(376)

Change in deferred taxes	(54)	(103)	144

Change in net unrealized capital gains and losses	$822	$(326)	$(232)

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks and other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. The Company’s share of the earnings or losses of these investments is reported as a change in unrealized capital gains and losses when earned under the equity method of accounting. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed. Changes in net unrealized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 included the reversal of previously unrealized capital gains of $(489) million, $(787) million and $(371) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2017 and 2016 were as follows:

	December 31, 2017
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$27,285	$27,056	$(229)	$21,623	$20,976	$(647)
Common and preferred stocks	648	585	(63)	157	138	(19)

Total	$27,933	$27,641	$(292)	$21,780	$21,114	$(666)

	December 31, 2016
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$51,941	$50,337	$(1,604)	$6,004	$5,206	$(798)
Common and preferred stocks	667	636	(31)	87	73	(14)

Total	$52,608	$50,973	$(1,635)	$6,091	$5,279	$(812)

All of these bonds were current on contractual interest and principal payments at December 31, 2017. Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances.

At December 31, 2017 and 2016, unrealized capital losses on structured securities in a loss position for greater than 12 months were $319 million and $52 million, respectively, while unrealized capital losses on structured securities in a loss position for less than 12 months were $66 million and $440 million, respectively.

For securities without a full SVO credit analysis performed, the statutory basis of accounting allows the Company to assign a NAIC designation of 5* to such securities for reporting purposes. At December 31, 2017 and 2016, the statement and fair values of NAIC 5* securities were as follows:

	December 31,
	2017			2016

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)

Bonds	57	$1,399	$1,430	26	$537	$519
Loan-backed and structured securities	5	1	1	4	-	-
Preferred stock	6	90	96	4	55	55

Total	68	$1,490	$1,527	34	$592	$574

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

At December 31, 2017 and 2016, the aggregate statement value of general account loaned securities was $890 million and $930 million, respectively, and are reported as other liabilities in the statements of financial position. The aggregate fair value of these loaned securities was $894 million and $921 million at December 31, 2017 and 2016, respectively. All of the securities on loan at December 31, 2017 and 2016 were bonds and were loaned with open terms. There were no securities on loan within the separate accounts at either December 31, 2017 or 2016.

The Company manages counterparty and other risks associated with its securities lending program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 102% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2017 and 2016, reinvested securities lending collateral held by the Company was $920 million and $949 million, respectively, which is reported at amortized cost.

The amortized cost, fair value and remaining term to maturity of reinvested securities lending collateral held by the Company at December 31, 2017 and 2016 were as follows:

	December 31,
	2017		2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)

30 days or less	$477	$477	$443	$443

31-60 days	100	100	101	101

61-90 days	53	53	24	24

91-120 days	-	-	19	19

121-180 days	75	75	144	144

181-365 days	100	100	188	189

1-2 years	115	116	30	30

Total	$920	$921	$949	$950

At December 31, 2017, the statement of financial position included $374 million in bonds and $546 million in cash and short-term investments related to the collateral assets summarized above. At December 31, 2016, the statement of financial position included $305 million in bonds and $644 million in cash and short-term investments related to these collateral assets.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with counterparties in connection with securities lending and derivative transactions.

At December 31, 2017 and 2016, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. See Note 4 for more information regarding the Company’s derivative portfolio.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The statement value of restricted assets at December 31, 2017 and 2016, summarized by type of restriction, was as follows:

	December 31,
	2017	2016
	(in millions)

Securities lending	$890	$930

Derivative transactions	46	101

Securities on deposit with states	4	4

Total restricted assets	$940	$1,035

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2017 and 2016 were as follows:

	December 31,		December 31,
	2017		2016
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Security lending collateral	$915	$915	$939	$939

Derivative collateral	138	138	644	644

Mortgage loan escrow	51	51	72	72

Real estate escrow and security deposits	8	8	7	7

Total collateral assets	$1,112	$1,112	$1,662	$1,662

At December 31, 2017 and 2016, derivative collateral received included $13 million and $10 million, respectively, related to separate accounts and the obligation to return this collateral is reported in separate account liabilities in the statements of financial position. The obligation to return all other collateral received is reported as other liabilities in the statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared, or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The Company may also use derivatives for income generation purposes. These instruments are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (i.e., at amortized cost or fair value). The premium received by the Company at the inception of the contract is deferred until the contract matures or is exercised by the counterparty or amortized over the life of the contract if the term of the derivative is greater than one year.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company held $138 million and $644 million of cash collateral under its derivative collateral support arrangements at December 31, 2017 and 2016, respectively, including $13 million and $10 million, respectively, of derivative collateral related to the separate accounts. The collateral held in the general account is reported as cash and short-term investments in the statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. The collateral asset and related liability for collateral held by the separate accounts is reported in the separate account assets and liabilities, respectively, in the statements of financial position. The Company also held bond collateral with a fair value of $0 and $31 million at December 31, 2017 and 2016, respectively. Bonds held as collateral are not reported in the statements of financial position.

The Company posted $26 million and $65 million of bond collateral under futures agreements at December 31, 2017 and 2016, respectively, including $12 million and $21 million, respectively, of derivative collateral related to the separate accounts. The Company also posted $20 million and $36 million of bond collateral related to cleared derivative contracts at December 31, 2017 and 2016, respectively. Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost in the statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2017 and 2016, no derivatives ceased to qualify for cash flow hedge accounting.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Interest rate caps and floors are used to mitigate the asset/liability management risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s insurance and annuity products. Interest rate caps and floors entitle the Company to receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Equity and fixed income total return swaps are used to mitigate market risk for investments in portfolios of common stocks, other equity securities, and fixed income investments. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between the return on a specified security, basket of securities or index and a specified short-term funding rate, typically London Interbank Offered Rate (LIBOR) plus or minus a spread, applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific bond issuers. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Income Generation

Equity options are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. For written call options the Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a specified price at any time during the term of the contract. For purchased put options the Company pays a cash premium at the inception of the contract and has the right (but not the obligation) to sell the underlying security at a specified price at any time during the term of the contract. Equity options are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the contracts mature or are exercised, at which time a realized capital gain or loss is recognized. The Company did not have any open equity option contracts as of December 31, 2017 and 2016.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The effects of the Company’s use of derivative instruments on the statements of financial position at December 31, 2017 and 2016 were as follows:

	December 31, 2017
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$4	$-	$36	$-

Interest rate swaps	25	-	-	-	-

Foreign exchange contracts:

Foreign currency swaps	6,987	335	(222)	236	(355)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	789	6	-	6	-

Interest rate floors	200	18	-	18	-

Interest rate swaps	800	4	-	4	-

Swaptions	3,390	57	-	57	-

Fixed income futures	622	-	-	-	-

Fixed income forwards	2,039	4	-	4	-

Foreign exchange contracts:

Foreign currency forwards	955	6	(16)	6	(16)

Equity contracts:

Equity total return swaps	-	-	-	-	-

Equity index futures	-	-	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-	-	-

Credit contracts:

Purchased credit default swaps	-	-	-	-	-

Income generation:

Equity options	-	-	-	-	-

Total derivatives		$434	$(238)	$367	$(371)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2016
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)

Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$5	$-	$52	$-

Interest rate swaps	77	-	-	2	-

Foreign exchange contracts:

Foreign currency swaps	4,712	639	(5)	524	(51)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	555	11	-	11	-

Interest rate floors	200	18	-	18	-

Interest rate swaps	800	1	(1)	1	(1)

Swaptions	3,240	82	-	82	-

Fixed income futures	994	-	-	-	-

Fixed income forwards	946	6	(1)	6	(1)

Foreign exchange contracts:

Foreign currency forwards	666	19	(6)	19	(6)

Equity contracts:

Equity total return swaps	84	-	(1)	-	(1)

Equity index futures	97	-	-	-	-

Fixed contracts:

Fixed income total return swaps	50	-	-	-	-

Credit contracts:

Purchased credit default swaps	73	-	-	-	-

Income generation:

Equity options	-	-	-	-	-

Total derivatives		$781	$(14)	$715	$(60)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The effects of the Company’s use of derivative instruments on the statements of operations and changes in surplus for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the year ended December 31, 2017

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$12

Interest rate swaps	-	-	2

Foreign exchange contracts:

Foreign currency swaps	(522)	24	69

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(6)	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	4	-	(8)

Swaptions	(28)	-	(9)

Fixed income futures	(4)	10	-

Fixed income forwards	(1)	6	-

Foreign exchange contracts:

Foreign currency forwards	(21)	(26)	-

Equity contracts:

Equity total return swaps	1	(5)	-

Equity index futures	1	1	-

Fixed contracts:

Fixed income total return swaps	-	1	-

Credit contracts:

Purchased credit default swaps	-	-	-

Income generation:

Equity options	-	-	-

Total derivatives	$(575)	$11	$65

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2016

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$16

Interest rate swaps	-	-	3

Foreign exchange contracts:

Foreign currency swaps	277	29	50

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	2	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	7	-	(12)

Swaptions	16	(1)	(9)

Fixed income futures	-	(4)	-

Fixed income forwards	5	(5)	-

Foreign exchange contracts:

Foreign currency forwards	10	(7)	-

Equity contracts:

Equity total return swaps	7	(37)	-

Equity index futures	(1)	13	-

Fixed contracts:

Fixed income total return swaps	-	-	2

Credit contracts:

Purchased credit default swaps	-	-	-

Income generation:

Equity options	-	(2)	-

Total derivatives	$324	$(14)	$49

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2015

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$23

Interest rate swaps	-	-	4

Foreign exchange contracts:

Foreign currency swaps	209	2	31

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(1)	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	(2)	(10)	(5)

Swaptions	(9)	-	(9)

Fixed income futures	54	(7)	-

Fixed income forwards	-	2	-

Foreign exchange contracts:

Foreign currency forwards	(66)	126	-

Equity contracts:

Equity total return swaps	(8)	5	-

Equity index futures	2	4	-

Fixed contracts:

Fixed income total return swaps	-	-	-

Credit contracts:

Purchased credit default swaps	1	-	(1)

Income generation:

Equity options	-	(1)	-

Total derivatives	$181	$121	$42

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2017 and 2016 were as follows:

	December 31,
	2017	2016
	(in millions)

Life insurance reserves	$171,792	$164,505
Annuity reserves	9,208	8,589
Deposit funds	3,266	3,049
Disability and long-term care unpaid claims and claim reserves	4,939	4,753
Disability and long-term care active life reserves	6,074	5,587

Total reserves for policy benefits	$195,279	$186,483

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the OCI and are computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves are based on assumptions for interest, mortality and other risks insured.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2017, the Company had $1.8 trillion of total life insurance in force, including $23.1 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Annuity Reserves and Deposit Funds

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statements of operations.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Deposit funds primarily represent reserves for supplementary annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a payment plan consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a payment plan, the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. The total reserve liability for Northwestern Access Fund account balances held by the Company was $369 million and $403 million at December 31, 2017 and 2016, respectively. Accounts were credited with interest at annual rates ranging from 0.23% to 3.50% and 0.06% to 3.50% during 2017 and 2016, respectively. The crediting interest rates changed 32 times and 20 times during 2017 and 2016, respectively.

At December 31, 2017 and 2016, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	December 31,

	General Account		Separate Accounts		Total

	2017	2016	2017	2016	2017	2016

	(in millions)

Subject to discretionary withdrawal

- with market value adjustment	$276	$372	$-	$-	$276	$372

- at book value less surrender charge of 5% or more	74	139	-	-	74	139

- at fair value	-	-	19,449	17,162	19,449	17,162

- at book value without adjustment	5,043	4,934	-	-	5,043	4,934

Not subject to discretionary withdrawal	7,081	6,193	5,390	4,800	12,471	10,993

Total annuity reserves and deposit funds	$12,474	$11,638	$24,839	$21,962	$37,313	$33,600

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.9 billion and $4.8 billion at December 31, 2017 and 2016, respectively. Changes in these reserves for the years ended December 31, 2017 and 2016 were as follows:

	For the years ended December 31,
	2017	2016

	(in millions)

Balance at January 1	$4,753	$4,668

Incurred related to:

Current year	793	742

Prior years	63	(25)

Total incurred	856	717

Paid related to:

Current year	(33)	(32)

Prior years	(637)	(600)

Total paid	(670)	(632)

Balance at December 31	$4,939	$4,753

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2017 and 2016, reserves required as a result of AAT were as follows:

	December 31,
	2017	2016
	(in millions)

Long-term care insurance	$-	$265
Annuities and deposit funds	155	100
Life insurance	2	2

Total reserves	$157	$367

Statutory Minimum Reserves

The Company has the option to establish reserves for policy benefits using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $433 million and $403 million at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statements of financial position.

Deferred and uncollected premiums at December 31, 2017 and 2016 were as follows:

	December 31, 2017		December 31, 2016
	Gross	Net	Gross	Net
	(in millions)

Ordinary new business	$249	$90	$257	$98

Ordinary renewal	2,674	2,171	2,557	2,082

Total deferred and uncollected premiums	$2,923	$2,261	$2,814	$2,180

7.	Separate Accounts

Separate account liabilities by withdrawal characteristic at December 31, 2017 and 2016 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,

	2017	2016	2017	2016	2017	2016

	(in millions)	(in millions)

Subject to discretionary withdrawal	$7,514	$6,504	$19,449	$17,162	$26,963	$23,666

Not subject to discretionary withdrawal	-	-	5,390	4,800	5,390	4,800

Total separate account reserves	$7,514	$6,504	$24,839	$21,962	32,353	28,466

Non-policy liabilities					109	93

Total separate account liabilities					$32,462	$28,559

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2017 and 2016 was $31 million and $49 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. These benefits are only available upon the death of the annuitant or insured, and reserves for these benefits are based upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $5 million and $13 million attributable to GMDB at December 31, 2017 and 2016, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.7 billion and $1.6 billion for the years ended December 31, 2017 and 2016, respectively. These amounts are reported as premiums in the statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statements of operations.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts in the statements of operations for the years ended December 31, 2017 and 2016.

	For the years ended December 31,
	2017	2016	2015

	(in millions)

From Separate Account Annual Statement:

Transfers to separate accounts	$1,726	$1,714	$1,946

Transfers from separate accounts	(1,955)	(1,832)	(1,796)

Net transfers to (from) separate accounts	$(229)	$(118)	$150

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2017 and 2016 and does not expect to make a contribution to the plans during 2018.

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of December 31, 2013. Employees or financial representatives hired or contracted after that date are not eligible for coverage under the postretirement health plans.

The Company amended the employee postretirement health plan during 2016 to transition Medicare-eligible retirees and their dependents to health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2017 and 2016, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2017	2016	2017	2016
	(in millions)

Fair value of plan assets at January 1	$4,459	$4,144	$75	$72

Changes in plan assets:

Actual return on plan assets	684	426	12	7

Actual plan benefits paid	(131)	(111)	(5)	(4)

Fair value of plan assets at December 31	$5,012	$4,459	$82	$75

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices.

The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2017 and 2016 were as follows:

	Target		Actual
	Allocation		Allocation

	2017	2016	2017	2016
Bonds	56%	49%	55%	50%
Equity investments	43%	50%	44%	48%
Other investments	1%	1%	1%	2%

Total assets	100%	100%	100%	100%

At each of December 31, 2017 and 2016, other investments were comprised of cash and short-term investments.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2017 and 2016 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2017	2016	2017	2016
	(in millions)
Projected benefit obligation at January 1	$4,879	$4,588	$728	$811

Changes in benefit obligation:
Service cost of benefits earned	128	120	22	22
Interest cost on projected obligations	179	194	23	30
Projected gross plan benefits paid	(142)	(128)	(21)	(25)
Projected Medicare Part D reimbursement	-	-	-	2
Experience (gains)/losses	318	93	(19)	(13)
Plan amendments and other	11	12	(9)	(99)

Projected benefit obligation at December 31	$5,373	$4,879	$724	$728

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO, but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.0 billion and $4.6 billion for the years ended December 31, 2017 and 2016, respectively. Experience (gains)/losses for the year ended December 31, 2017 primarily reflect the impact of changes in the PBO discount rate. Experience (gains)/losses for the year ended December 31, 2016 primarily reflect the impact of changes in the PBO discount rate and adjustments to mortality assumptions.

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2017 and 2016 and the net periodic benefit cost for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2017	2016		2017	2016
Projected benefit obligation:
Weighted average discount rate	3.57%	4.10%		3.56%	4.10%
Annual increase in compensation	3.75%	3.75%		3.75%	3.75%

	Defined Benefit Plans			Postretirement Benefit Plans
	2017	2016	2015	2017	2016	2015
Net periodic benefit cost:
Weighted average discount rate	4.10%	4.30%	4.00%	4.10%	4.30%	4.00%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.50%	6.50%	6.50%	6.50%	6.50%	6.50%

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, third-party capital market expectations and the long-term target asset allocation.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The PBO for postretirement benefits at December 31, 2017 assumed an annual increase in future retiree medical costs of 6.0%, grading down to 5.0% over two years and remaining level thereafter. At December 31, 2016, the comparable assumption was for an annual increase in future retiree medical costs of 6.5% grading down to 5.0% over three years and remaining level thereafter. A greater increase in the assumed health care cost trend of 1.0% in each year would increase the accumulated postretirement benefit obligation at December 31, 2017 by $11 million and net periodic postretirement benefit expense for the year ended December 31, 2017 by $1 million. A decrease in the assumed health care cost trend of 1.0% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2017 and net periodic postretirement benefit expense for the year ended December 31, 2017 by the same amounts. Effective January 1, 2019, the Company’s exposure to medical inflation will be limited to a maximum annual increase of 3% with any annual increase in excess of that rate passed on to the plan’s participants in the form of increased premiums.

Benefit Plan Funded Status

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2017 and 2016.

	Defined Benefit Plans		Postretirement Benefit Plans

	2017	2016	2017	2016

	(in millions)

Fair value of plan assets	$5,012	$4,459	$82	$75

Projected benefit obligation	5,373	4,879	724	728

Funded status	(361)	(420)	(642)	(653)

Nonadmitted asset	(677)	(504)	-	-

Financial statement liability	$(1,038)	$(924)	$(642)	$(653)

The PBO for defined benefit plans above included $1,038 million and $924 million related to nonqualified, unfunded plans at December 31, 2017 and 2016, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 116% and 113% of the projected benefit obligations of these plans at December 31, 2017 and 2016, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the statements of changes in surplus. Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2017 and 2016:

	For the year ended December 31, 2017

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)

Balance at January 1	$(1,260)	$250	$323	$(113)	$(65)

Amortization from surplus into net periodic benefit cost	54	(25)	(9)	-	5

Changes in plan assets and benefit obligations recognized in surplus	55	(10)	-	36	-

Balance at December 31	$(1,151)	$215	$314	$(77)	$(60)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2016

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)

Balance at January 1	$(1,382)	$277	$347	$(133)	$(154)

Amortization from surplus into net periodic benefit cost	66	(25)	(24)	4	6

Changes in plan assets and benefit obligations recognized in surplus:	56	(2)	-	16	83

Balance at December 31	$(1,260)	$250	$323	$(113)	$(65)

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans

	2017	2016	2015	2017	2016	2015

	(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$128	$120	$117	$22	$22	$25

Interest cost on projected obligations	179	194	181	23	30	30

Amortization of experience losses	54	66	64	-	4	3

Amortization of prior service costs/(credits)	(25)	(25)	(14)	5	6	12

Amortization of initial net asset	(9)	(24)	(40)	-	-	-

Expected return on plan assets	(291)	(266)	(273)	(5)	(4)	(5)

Other	1	9	-	-	3	-

Net periodic benefit cost	$37	$74	$35	$45	$61	$65

The Company expects to increase (decrease) periodic benefit costs through the amortization of $41 million, $(25) million and $0 of defined benefit plan net experience losses, prior service credits and initial assets, respectively, into net periodic benefit cost during 2018. Amortization of postretirement plan net experience losses of $1 million and prior service costs of $5 million are also expected to increase net periodic benefit cost during 2018.

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2018 through 2027 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2018	$149	$24

2019	166	26

2020	176	27

2021	185	28

2022	194	29

2023-2027	1,098	156

Total	$1,968	$290

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2017, 2016 and 2015, the Company expensed total contributions to these plans of $50 million, $48 million and $45 million, respectively.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes 60% of the morbidity risk on group disability and group life policies.

Effective October 1, 2014, the Company entered into an affiliated reinsurance agreement with NLTC. Under this agreement, the Company assumed 100% of the net long-term care risks associated with NLTC’s in-force (as of the effective date of the agreement) and future policy issuances. At December 31, 2017 and 2016, the net amount due from NLTC under this agreement was $37 million and $35 million, respectively.

During 2017, the Company and NLTC amended the affiliated reinsurance agreement. Under the terms of the amendment, the Company assumed 100% of the risks associated with a block of long-term care business NLTC recaptured from an un-affiliated reinsurer. This transaction qualified for reinsurance accounting under the SSAP No. 61R – Life, Deposit-Type and Accident and Health Reinsurance, given the complete transfer of risk from NLTC.

As part of the reinsurance amendment, the Company received invested assets with a fair value of $228 million as consideration from NLTC. The consideration was reflected as an increase to premiums, unassigned surplus and other income of $167 million, $40 million and $21 million, respectively, in the statements of operations. In addition, reserves for policy benefits were increased by $167 million and IMR liabilities of $17 million were transferred to the Company and reported as an increase to commissions and operating expenses in the statements.

Amounts in the financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2017 and 2016 were reported net of ceded reserves of $1.7 billion and $1.6 billion, respectively. The Company has reinsured all risks disclosed in the financial statements under Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,

	2017	2016	2015

	(in millions)

Direct premium revenue	$17,994	$18,237	$18,144
Premiums assumed	810	589	548
Premiums ceded	(907)	(911)	(905)

Premium revenue	$17,897	$17,915	$17,787

Direct benefit expense	$18,557	$19,019	$18,659

Benefits assumed	902	616	531

Benefits ceded	(656)	(671)	(645)

Total benefits	$18,803	$18,964	$18,545

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

In addition, the Company received $146 million, $149 million and $157 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2017, 2016 and 2015, respectively. These amounts are reported in other income in the statements of operations. For the years ended December 31, 2017, 2016 and 2015, the Company paid $119 million, $148 million and $154 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2017 and 2016 that were considered by the Company to be uncollectible.

10.	Federal Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Bradford, Inc. and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual MU TLD Registry, LLC	NM Pebble Valley, LLC
Northwestern Mutual Wealth Management Company	Northwestern Mutual Registry, LLC
NM Investment Holdings, LLC	LearnVest, Inc.
NM Investment Management Company, LLC	GRO, LLC and GRO-SUB, LLC
Northwestern Long Term Care Ins. Co	NM Career Distribution Holdings, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

On December 22, 2017, H.R. 1, informally known as the Tax Cuts and Jobs Act (the Act or Tax Reform) was signed into law, generally effective for tax years beginning on or after January 1, 2018. The Act reduced the maximum federal corporate income tax rate from 35% to 21%. The statutory basis of accounting requires the 21% corporate tax rate to be applied to deferred tax balances at December 31, 2017, which resulted in a net reduction to statutory surplus of $1.2 billion. The change in net deferred tax assets was reduced by $1.4 billion and the change in net unrealized capital gains and losses was increased by $0.2 billion in the statements of changes in surplus for the year ended December 31, 2017. The Company will benefit from the lower federal corporate income tax rate beginning in 2018.

The Act includes provisions that change tax-basis reserves for policy benefits for tax years beginning after December 31, 2017. This change in tax-basis reserves qualifies as a change in accounting method but was not reflected in the December 31, 2017 financial statements because policy-level impacts are still being analyzed and a reasonable estimate could not be determined. The impact of this change is expected to be an equal gross-up of reserve related deferred tax assets and liabilities.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The components of current income tax expense (benefit) in the statements of operations for the years ended December 31, 2017, 2016 and 2015 related to “ordinary” taxable income (loss) were as follows:

	For the years ended December 31,
	2017	2016	2015

	(in millions)

Tax payable on ordinary income	$40	$(10)	$68

Low income housing tax credits	(107)	(108)	(111)

Other tax credits	(21)	(37)	(21)

Increase (decrease) in contingent tax liabilities	(10)	(21)	10

Total current tax benefit	$(98)	$(176)	$(54)

In addition to current income tax benefit related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on “capital” gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense (benefit) of $136 million, $145 million and $(90) million was included in net IMR deferrals for the years ended December 31, 2017, 2016 and 2015, respectively. In addition, net realized capital gains and losses as reported in the statements of operations included current tax expense (benefit) of $68 million, $(117) million and $112 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The table below shows how the Company’s income tax benefit for the years ended December 31, 2017, 2016 and 2015 differs from the amount obtained by applying the statutory rate of 35% to net gain from operations after dividends to policyowners and before federal income taxes:

	For the years ended December 31,
	2017	2016	2015

	(in millions)

Provision computed at statutory rate	$482	$326	$210

Adjustments to the statutory rate:

Impact of tax reform - net deferred tax asset (excluding taxes on net unrealized capital gains)	1,406	-	-

Subsidiary distributions	(162)	(269)	(122)

Tax credits	(128)	(145)	(132)

Amortization of IMR	(57)	(54)	(75)

Dividends received deduction	(37)	(33)	(31)

Employee benefits	(24)	(15)	(24)

Deferred adjustments	(36)	12	9

Other	-	23	43

Total statutory income tax expense (benefit)	$1,444	$(155)	$(122)

Federal income tax expense (benefit) reported on statements of operations	$(98)	$(176)	$(54)

Capital gains tax expense, net of IMR transfers	204	28	22

Change in net deferred tax assets	1,338	(7)	(90)

Total statutory income tax expense (benefit)	$1,444	$(155)	$(122)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made or received net income tax payments (refunds) of $356 million, $(50) million and $505 million to the IRS during the years ended December 31, 2017, 2016 and 2015, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total federal income taxes paid for tax years 2017, 2016 and 2015 that are available for recoupment are $360 million, $24 million and $211 million, respectively.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Federal income tax returns for 2008-2011 and 2013 were audited by the IRS and agreed to. The IRS did not audit the federal income tax return for 2012. Income taxes payable in the statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2017 and 2016 were as follows:

	For the years ended December 31,

	2017	2016

	(in millions)

Balance at January 1	$420	$441

Additions for tax positions of prior years	-	-

Reductions for tax positions of prior years	(10)	(21)

Balance at December 31	$410	$420

Included in contingent tax liabilities at December 31, 2017 and 2016 were $383 million and $372 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred taxes for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods. Also included in the December 31, 2017 and 2016 balances are $0 and $22 million, respectively, of tax positions for which the ultimate deductibility is not certain.    The ultimate resolution of these tax positions could have an impact on the effective tax rate in future periods.

For the years ended December 31, 2017, 2016 and 2015, the Company recognized $1 million, $3 million and $1 million, respectively, of interest-related tax expense. Contingent tax liabilities included $27 million and $26 million for the payment of interest at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The components of net deferred tax assets reported in the statements of financial position at December 31, 2017 and 2016 were as follows:

	December 31,

	2017	2016	Change

	(in millions)

Deferred tax assets:

Policy acquisition costs	$804	$1,287	$(483)

Investments	300	525	(225)

Policy benefit liabilities	1,296	2,178	(882)

Benefit plan obligations	547	878	(331)

Other	83	115	(32)

Valuation adjustment	-	-	-

Gross deferred tax assets	3,030	4,983	(1,953)

Nonadmitted deferred tax assets	-	-	-

Gross admitted deferred tax assets	3,030	4,983	(1,953)

Deferred tax liabilities:

Investments	739	1,004	(265)

Other	503	800	(297)

Gross deferred tax liabilities	1,242	1,804	(562)

Net deferred tax assets	$1,788	$3,179	$(1,391)

All gross deferred tax liabilities have been recognized at December 31, 2017 and 2016. The Company did not employ tax planning strategies in its valuation allowance assessment or deferred tax asset admissibility calculations at either December 31, 2017 or 2016.

The Company exceeded the minimum risk-based capital (RBC) level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2017 and 2016 and expects to exceed this minimum during 2018.

Significant components of the calculation of net admitted deferred tax assets at December 31, 2017 and 2016 were as follows (in millions):

	December 31, 2017			December 31, 2016			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$2,730	$300	$3,030	$4,458	$525	$4,983	$(1,728)	$(225)	$(1,953)

Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	2,730	300	3,030	4,458	525	4,983	(1,728)	(225)	(1,953)

Deferred tax assets nonadmitted	-	-	-	-	-	-	-	-	-

Subtotal net admitted deferred tax asset	2,730	300	3,030	4,458	525	4,983	(1,728)	(225)	(1,953)

Deferred tax liabilities	503	739	1,242	800	1,004	1,804	(297)	(265)	(562)

Net admitted deferred tax asset/(liability)	$2,227	$(439)	$1,788	$3,659	$(480)	$3,179	$(1,432)	$41	$(1,391)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2017			December 31, 2016			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$173	$173	$1,146	$308	$1,454	$(1,146)	$(135)	$(1,281)

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	1,846	-	1,846	1,900	-	1,900	(54)	-	(54)

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	884	127	1,011	1,413	217	1,629	(529)	(90)	(618)

Total deferred tax assets admitted as the result of application of SSAP No. 101	$2,730	$300	$3,030	$4,458	$525	$4,983	$(1,728)	$(225)	$(1,953)

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$1,846			$1,900			$(54)

b. Adjusted gross deferred tax assets allowed per limitation threshold			$2,850			$2,551			$299

Ratio percentage used to detemine recovery period and threshold limitation amount			1125%			1079%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$18,998			$17,008

11.	Frank Russell Company

On December 2, 2014, the Company sold its entire investment in Frank Russell Company (“Russell”) common and preferred stock to a third party. For the year ended December 31, 2015, the Company recorded an additional $54 million after-tax gain upon final settlement of amounts held in escrow related to the Russell sale. Of this amount, $50 million was reported as an unrealized capital gain in the statements of changes in surplus with the remainder reported as a realized capital gain in the statements of operations.

12.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans and other investments. These forward commitments aggregated to $7.7 billion and $6.4 billion at December 31, 2017 and 2016, respectively, and were extended at market rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2017.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-two years at December 31, 2017.

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2017 and 2016, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2017		December 31, 2016
Nature of guarantee	Maximum potential amount of future payments	Financial statement liability	Maximum potential amount of future payments	Financial statement liability
	(in millions)		(in millions)

Guarantees of future minimum compensation - financial representatives	$70	$1	$123	$1

Guarantees of real estate obligations	368	4	335	3

Guarantees issued on behalf of wholly-owned subsidiaries	80	-	706	-

Total guarantees	$518	$5	$1,164	$4

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

13.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its’ company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyholders its’ ability to pay all policy benefits due and owing pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was amended during 2017 to extend the length of the agreement through December 31, 2022 and lower the aggregate capital contribution limit from $800 million to $200 million. NM contributed capital to NLTC of $15 million and $0 for the years ended December 31, 2017 and 2016, respectively. The Company has contributed a total of $130 million to NLTC through December 31, 2017.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The Company reported a payable to NLTC of $44 million and $40 million at December 31, 2017 and 2016, respectively. These amounts are reported in other liabilities in the statements of financial position at each of December 31, 2017 and 2016. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

14.	Surplus Notes

On September 26, 2017, the Company issued surplus notes (“2017 notes”) with a principal balance of $1.2 billion, bearing interest at 3.850% and having a maturity date of September 30, 2047. The 2017 notes were issued at an offering price of 99.787%. On March 26, 2010, the Company issued surplus notes (“2010 notes”), at par, with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. Each note issuance was distributed pursuant to Rule 144A under the Securities Act of 1933, as amended.

Interest on the 2017 and 2010 notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments. No interest has been paid on the 2017 notes for the year ended December 31, 2017. The Company paid and recognized $106 million of interest expense on the 2010 notes for each of the years ended December 31, 2017 and 2016. A total of $797 million of interest has been paid on the 2010 notes from their issuance through December 31, 2017.

The note issuances are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 notes) and 0.25% (2010 notes). The entire amount of the 2017 notes are redeemable, at par, in the event of certain defined tax events.

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. No single investor holds 10% or more of the 2017 notes. The largest holder of the 2010 notes is Nippon Life Insurance Company of Japan, which held $250 million in face amount of notes at each of December 31, 2017 and 2016.

15.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (SSAP 100). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2017 and 2016 were as follows:

	December 31, 2017
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)

General account investment assets:

Bonds	$146,945	$151,975	$4,125	$134,545	$13,305

Mortgage loans	35,750	37,049	-	-	37,049

Policy loans	17,421	17,421	-	-	17,421

Common and preferred stocks	5,671	5,701	4,941	77	683

Derivative assets	434	367	-	367	-

Surplus note investments	108	142	-	142	-

Cash and short-term investments	2,469	2,469	239	2,230	-

Separate account assets	32,462	32,462	29,339	2,655	468

General account liabilities:

Investment-type insurance reserves	$5,312	$5,225	$-	$-	$5,225

Liabilities for securities lending	915	915	-	915	-

Derivative liabilities	238	371	-	371	-

Separate account liabilities	32,462	32,462	29,339	2,655	468

	December 31, 2016
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)

General account investment assets:

Bonds	$139,795	$142,758	$4,338	$132,249	$6,171

Mortgage loans	34,198	35,103	-	-	35,103

Policy loans	17,150	17,150	-	-	17,150

Common and preferred stocks	4,034	4,050	3,367	48	635

Derivative assets	781	715	-	715	-

Surplus note investments	160	203	-	203	-

Cash and short-term investments	2,300	2,300	502	1,798	-

Separate account assets	28,559	28,559	25,851	2,339	369

General account liabilities:

Investment-type insurance reserves	$5,357	$5,238	$-	$-	$5,238

Liabilities for securities lending	939	939	-	939	-

Derivative liabilities	14	60	-	60	-

Separate account liabilities	28,559	28,559	25,851	2,339	369

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, LIBOR basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. See Note 4 for more information regarding the Company’s derivative investments.

Surplus Note Investments

The Company invests in surplus note issuances of other mutual insurance companies. These bond-like instruments are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Securities Lending Liabilities

See Note 3 for information regarding securities lending activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statements of financial position at December 31, 2017 and 2016.

	December 31, 2017
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$4,941	$1	$478	$5,420
Bonds	12	-	5	17
Money market mutual funds	243	-	-	243
Derivative assets	-	95	-	95
Derivative liabilities	-	(16)	-	(16)

Total general account	$5,196	$80	$483	$5,759

Separate accounts:
Mutual fund investments	$27,288	$-	$-	$27,288
Other benefit plan assets/liabilities	55	22	3	80
Pension and postretirement assets:
Bonds	375	2,386	115	2,876
Common and preferred stock	1,591	-	35	1,626
Cash and short-term securities	20	233	-	253
Other assets/liabilities	10	14	315	339

Subtotal pension and postretirement assets	1,996	2,633	465	5,094

Total separate accounts	$29,339	$2,655	$468	$32,462

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2016
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$3,366	$1	$522	$3,889
Bonds	-	-	45	45
Derivative assets	-	137	-	137
Derivative liabilities	-	(9)	-	(9)

Total general account	$3,366	$129	$567	$4,062

Separate accounts:
Mutual fund investments	$23,951	$-	$-	$23,951
Other benefit plan assets/liabilities	47	24	3	74
Pension and postretirement assets:
Bonds	206	2,068	81	2,355
Common and preferred stock	1,581	1	27	1,609
Cash and short-term securities	61	233	-	294
Other assets/liabilities	5	13	258	276

Subtotal pension and postretirement assets	1,853	2,315	366	4,534

Total separate accounts	$25,851	$2,339	$369	$28,559

The Company may reclassify assets reported at fair value between levels of the fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There were no material asset transfers between level 1 and level 2 or between level 2 and level 3 during the years ended December 31, 2017 or 2016.

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2017 and 2016.

				Separate account pension and postretirement
For the year ended December 31, 2017	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilities
	(in millions)

Fair value, beginning of period	$522	$45	$3	$81	$27	$258

Realized gains/(losses)	38	(8)	-	(2)	4	36

Unrealized gains/(losses)	55	7	-	3	1	27

Issuances	-	-	-	-	-	-

Purchases	7	-	1	61	11	92

Sales	(86)	(44)	(1)	(32)	(8)	(98)

Settlements	-	-	-	-	-	-

Net discount/premium	-	-	-	-	-	-

Transfers into level 3	-	5	-	4	-	-

Transfers out of level 3	(58)	-	-	-	-	-

Fair value, end of period	$478	$5	$3	$115	$35	$315

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

				Separate account pension and postretirement
For the year ended December 31, 2016	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilities
	(in millions)

Fair value, beginning of period	$432	$9	$2	$69	$20	$265

Realized gains/(losses)	39	(6)	1	(1)	1	36

Unrealized gains/(losses)	13	4	-	2	2	(16)

Issuances	-	-	-	-	-	-

Purchases	129	-	1	34	7	58

Sales	(83)	(12)	(1)	(23)	(3)	(85)

Settlements	-	-	-	-	-	-

Net discount/premium	-	-	-	-	-	-

Transfers into level 3	-	50	-	-	-	-

Transfers out of level 3	(8)	-	-	-	-	-

Fair value, end of period	$522	$45	$3	$81	$27	$258

The fair values of level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (“EBITDA”). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.

PART C

OTHER INFORMATION

Item 26.  Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 21, 2006
(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed on October 1, 1997
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(d)(1)

Form of Policies –

(1)   Extra Ordinary Variable Life Insurance Policy (Variable Whole Life Policy with Extra Life Protection), MM17, with application

(2)   Extra Ordinary Variable Life Insurance Policy (Variable Whole Life Policy with Extra Life Protection), MP17, with application (for employers)

(3)   Single Premium Variable Whole Life Insurance Policy, MM16, with application

(4)   Single Premium Variable Whole Life Insurance Policy, MP16, with application (for employers)

(5)   Form of notice of short-term cancellation right

(6)   Forms of Optional Riders:

(i) Waiver of Premium Benefit

(ii)  Accidental Death Benefit

(iii)  Additional Purchase Benefit

(iv) Term Insurance Benefit

(7)   Form of Amendment to Variable Life and Variable EOL Form MM.305.(0593)

(8)   Form of Amendment to Single Premium Variable Life Form MM.306.(0593)

(9)   Form of Amendment to Variable Whole Life Form MM.305.(0594)

(10)  Form of Amendment to Variable Whole Life Form MM.305.(0594)

(11)  Form of Amendment to Variable Single Premium Life Form MM.306.(0594)

Exhibits (d)(1), (d)(2), (d)(3), (d)(4), (d)(5), (d)(6), (d)(7), (d)(8), (d)(9), (d)(10) and (d)(11) to Form N-6 Post-Effective Amendment No. 26 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed on February 28, 2003
(d)(2)	Amendment to Variable Life and Variable EOL Policy	Exhibit A(5)(a) to Form S-6 Post-Effective Amendment No. 21 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 25, 1999
(e)	Form of Life Insurance Application 90-1 JCL (0198) WISCONSIN and Application Supplement (1003)	Exhibit (e) to Form N-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed April 28, 2005

(f)(1)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996
(f)(2)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed February 28, 2003
(g)	Form of Reinsurance Agreement	Exhibit (g) to Form N-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed February 28, 2003
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(a)(4)	Amendment No. 3 dated August 29, 2007 to Participation Agreements dated March 16, 1999, August 7, 2000, and October 13, 2006, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)(a)(4) to Form N-6 Post-Effective Amendment No. 41 for Northwestern Mutual Variable Life Account, File No. 002-89972, filed on April 25, 2013
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(b)(3)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (h)(e) to Form N-6 Post-Effective Amendment No. 39, for Northwestern Mutual Variable Life Account, File No. 002-89972, filed on April 30, 2012
(h)(b)(4)	Participation Agreement dated September 27, 2013 among Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (h)(b)(4) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013

(h)(b)(5)	Form of Amendment to Participation Agreement Regarding Rule 498	Exhibit (h)(b)(5) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(c)(2)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(h)(c)(3)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(h)(c)(4)	Form of Administrative Services Agreement	Exhibit (h)(c)(2) to Form N-6 Post-Effective Amendment No. 39, for Northwestern Mutual Variable Life Account, File No. 002-89972, filed on April 30, 2012
(i)	Not Applicable
(j)(a)	Agreement entered into on February 13, 1984 among Northwestern Mutual Variable Life Account, The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997
(j)(b)	Shareholder Information Agreement dated April 13, 2007 among Russell Investment Management Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(b) to Form N-6 Post-Effective Amendment No. 39, for Northwestern Mutual Variable Life Account, File No. 002-89972, filed on April 30, 2012
(j)(c)	Amendment No. 1 dated October 20, 2008 to Shareholder Information Agreement dated April 13, 2007 among Russell Fund Services Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(c) to Form N-6 Post-Effective Amendment No. 39, for Northwestern Mutual Variable Life Account, File No. 002-89972, filed on April 30, 2012
(j)(d)	Shareholder Information Agreement dated April 13, 2007 among Fidelity Distributors Corporation on behalf of Fidelity® Variable Insurance Products Fund and The Northwestern Mutual Life Insurance Company	Exhibit (j)(d) to Form N-6 Post-Effective Amendment No. 39, for Northwestern Mutual Variable Life Account, File No. 002-89972, filed on April 30, 2012
(j)(e)	Shareholder Information Agreement dated April 16, 2007 among Northwestern Mutual Series Fund, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(e) to Form N-6 Post-Effective Amendment No. 39, for Northwestern Mutual Variable Life Account, File No. 002-89972, filed on April 30, 2012
(j)(f)	Shareholder Information Agreement dated October 16, 2007 among Neuberger Berman Management Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(f) to Form N-6 Post-Effective Amendment No. 39, for Northwestern Mutual Variable Life Account, File No. 002-89972, filed on April 30, 2012
(j)(g)	Shareholder Information Agreement dated September 27, 2013 among Credit Suisse Securities (USA) LLC and The Northwestern Mutual Life Insurance Company	Exhibit (j)(f) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(j)(h)	Power of Attorney	Filed herewith

(j)(i)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(k)	Opinion and Consent of Chris K. Gawart, Esq. dated April 26, 2018	Filed herewith
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated April 26, 2018	Filed herewith
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith

Item 27.  Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of February 1, 2018

Name	Address
John N. Balboni	Retired Senior Vice President & CIO International Paper 105 E. Goodwyn Memphis, TN 38111

Nicholas E. Brathwaite	Founding Partner Riverwood Capital 70 Willow Road, Suite 100 Menlo Park, CA 94025

David J. Drury	Founding Partner Wing Capital Group 330 S. Executive Drive, Suite 209 Brookfield, WI 53005

P. Russell Hardin	President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

Hans Helmerich	Chairman Helmerich & Payne, Inc. 1437 S. Boulder Avenue Tulsa, OK 74119

Dale E. Jones	CEO & President Diversified Search 1200 New Hampshire Avenue, NW Suite 820 Washington, DC 20036

David J. Lubar	President & CEO Lubar & Co. 833 E. Michigan Street Suite 1500 Milwaukee, WI 53202

Jaime Montemayor	Former Chief Technology Officer 7-Eleven 3604 Shantara Lane Plano, TX 75093

Anne M. Paradis	Retired CEO MicroTek, Inc. 72 Reservation Road Sunderland, MA 01375

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 241 Brookfield, WI 53005

John E. Schlifske	Chairman & CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road P. O. Box 4299 Columbus, GA 31914

Ralph A. Weber	Founding Member Gass, Weber, Mullins, LLC 241 N. Broadway Suite 300 Milwaukee, WI 53202

Benjamin F. Wilson	Chairman Beveridge & Diamond, P.C. 1350 I Street, NW Suite 700 Washington, DC 20005

EXECUTIVE OFFICERS – As of February 1, 2018

John E. Schlifske	Chairman & Chief Executive Officer
Gregory C. Oberland	President
Leslie Barbi	Senior Vice President (Public Investments)
Rebekah B. Barsch	Vice President (Planning and Sales)
Blaise C. Beaulier	Vice President (Digital Insurance & Field Solutions)
John E. Bentley	Vice President (Investment Strategy)
Sandra L. Botcher	Vice President (Distribution Development)

Lori Brissette	Vice President (Insurance & Annuity Client Services)
Lisa A. Cadotte	Vice President (Investment Risk Operations)
Michael G. Carter	Executive Vice President & Chief Financial Officer
Eric P. Christophersen	Vice President (Strategic Philanthropy/Community Relations & Campus/Event Experiences)
Sheldon I. Cuffie	Vice President & Chief Information Security Officer
Joann M. Eisenhart	Executive Vice President & Chief People Officer
Hamilton M. Faris	Vice President (Data & Analytics)
Chris K. Gawart	Vice President & Law & General Counsel
Timothy J. Gerend	Senior Vice President (Distribution Performance & Development)
Aditi J. Gokhale	Vice President & Chief Marketing Officer
Karl G. Gouverneur	Vice President (Digital Workplace & Corporate Solutions)
John M. Grogan	Senior Vice President (Insurance Products & Client Services)
Thomas C. Guay	Vice President (Risk Selection Strategy)
Meg E. Jansky	Vice President (Field Integration)
Ronald P. Joelson	Executive Vice President & Chief Investment Officer
Todd M. Jones	Vice President & Controller
Abimbola O. Kolawole	Vice President (Policy Benefits)
Jeffrey J. Lueken	Senior Vice President (Private Securities)
Stephanie A. Lyons	Vice President (Enterprise Risk Assurance)
Raymond J. Manista	Executive Vice President, Chief Legal Officer & Secretary
John W. McTigue	Chief Distribution Advisor
Christian W. Mitchell	Vice President (Investment Products & Services)
Rebecca L. Porter	Vice President (Corporate Strategy)
Steven M. Radke	Vice President (Government Relations)
David R. Remstad	Senior Vice President & Chief Actuary
Courtney K. Reynolds	Vice President (Communications & Corporate Affairs)
Bethany M. Rodenhuis	Senior Vice President (Transformation)
Tammy M. Roou	Vice President & Chief Risk Officer
Timothy G. Schaefer	Executive Vice President (Client & Digital Experience)
Calvin R. Schmidt	Senior Vice President (Product Services)
Sarah R. Schneider	Vice President (New Business)
Sarah E. Schott	Vice President (Enterprise Compliance)
Deborah A. Schultz	Vice President (Financial Management)
Emilia Sherifova	Vice President (Architecture and Engineering)
David W. Simbro	Senior Vice President (Life, Annuity & Product Solutions)
Ainslie Simmonds	Vice President (Digital Products & Design)
Steve P. Sperka	Vice President (Field Rewards)
Alexa Von Tobel	Vice President & Chief Digital Officer; President & CEO, LearnVest Inc.
Kamilah D. Williams-Kemp	Vice President (Disability & Long Term Care Product Management)
Thomas D. Zale	Vice President (Real Estate)

OTHER OFFICERS – As of December 1, 2017

Employee	Title

Lisa C. Gandrud	Senior Actuary
Gregory A. Gurlik	Senior Actuary
James R. Lodermeier	VP-Actuary
Bryan D. Miller	Senior Actuary
Paul W. Skalecki	VP-Actuary
Chris G. Trost	VP-Corporate Actuary

Cal D. Schattschenider	Director-Campus Planning & Operations

Barbara E. Courtney	Director-Mutual Fund Accounting
Eric C. Heise	Director-Corporate Reporting
Michelle A. Hinze	Director-Accounting Operations
Todd C. Kuzminski	Director-Investment Accounting

Employee	Title
Dean A. Landry	Director-Tax Planning
Matthew P. Sullivan	Director-Product Finance
Thomas Talajkowski	VP-Tax and Tax Policy

Patricia A. Hagen	VP-Transformation

Rick T. Zehner	VP-Research & Special Projects

John P. Carrrick	Senior Director-Digital Insurance & Field Solutions

Cynthia Lubbert	Director-DI Technical Underwriting
Daniel J. Suprenant	Director-DI & LTC Systems & Strategy

Arleen J. Llewellyn	Director-Career Advisor Engagement
Jennifer L. Brase	VP-Diversity & Inclusion
Pamela T. Cathlina	Director-Field Supervision & Standards
Justin P. Stipan	Director-NMIS Strategic Administration

Laila V. Hick	VP-Transformation
Jason R. Handal	VP-Distribution Performance
Arthur J. Mees	VP-Distribution Performance
Timothy Nelson	VP-Distribution Performance
John C. Roberts	VP-Distribution Performance

Paula B. Asen	Director-Field Integration
Kevin J. Konopa	Director-Distribution Strategy
Joseph Roblee	VP-Field Strategy and Alignment
Stephanie Wilcox	Director-Field Integration

Ricky J. Frank	Director-Systems
Anne A. Frigo	Director-Insurance Product Compliance
Robert J. Johnson	Director-Compliance
Gregory S. Leslie	Director-Variable Product Compliance
Ryan T. Livingston	Asst. Director-Marketing Materials Compliance
Randy M. Pavlick	VP-Managed Investments Compliance
Jeffrey P. Schloemer	Director-Compliance
Rebecca Villegas	Director-Compliance
Gwendolyn K. Weithaus	Director-Retirement Market Compliance
Jeffrey B. Williams	VP-NMIS-NMWMC Chief Compliance Officer

Amy Burbach	Director-Field Compensation & Recognition
Michael R.Fasciotti	Director-Field Real Estate
Julie K. Flaa	Director-Distribution Planning
Jennifer S. Goodwin	Director-Field Benefits
Jeremy D. Newman	Director-Distribution Finance
Richard P. Snyder	Director-Field Compensation

Karen A. Molloy	VP & Treasurer
Deborah A. Schultz	VP-Financial Management

Susan W.Callanan	VP-Public Policy
Christopher T. Gahan	VP-Federal Relations
Walter M. Givler	VP-Solvency Policy

Diane L. Ekstrand	VP-HR Business Partners
Raj Patel	VP-Talent & Organizational Development
Jennifer Reiss	Director-Employee Relations

Employee	Title
Todd W. Smasal	Director-Total Rewards

Brenda J. Antkowski	Director-Advanced Marketing Operations
Angela N. Bickler	Director-Customer Service Operations
Dennis P. Goyette	Director-Annuity Customer Service
James LeMere	Director-Insurance Operations Customer Call Center
Julie L. Oleson	Director-Customer Service Operations
Todd O. Zinkgraf	Interim VP-Insurance & Annuity Client Services

Karla J. Adams	Director-Investment Risk Management
David A. Escamilla	Director Investment Information

John E. Bentley	VP-Investment Strategy

Thomas K. Anderson	Asst. General Counsel & Asst. Secretary
Mark J. Backe	VP-Insurance & Operations Counsel & Asst. Secretary
Joanne M. Breese-Jaeck	Asst. General Counsel & Asst. Secretary
Christopher W. Brownell	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
Thomas B. Christenson	Asst. General Counsel & Asst. Secretary
Michael J. Conmey	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel & Asst. Secretary
Bradley L. Eull	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
John D. Gatmaitan	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Chris K. Gawart	VP & Tax Counsel & Asst. Secretary
Katherine T. Hartman	Asst. General Counsel & Asst. Secretary
Matthew D. Heinke	Asst. General Counsel & Asst. Secretary
David B. Kennedy	Asst. General Counsel & Asst. Secretary
Steven J. LaFore	Asst. General Counsel & Asst. Secretary
Lisa A. Leister	Asst. General Counsel & Asst. Secretary
Kim W. Lunn	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
Andrew J. McLean	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
Christopher J. Menting	Assoc. General Counsel-Enterprise Governance & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Rodd Schneider	VP & Litigation and Distribution Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
John W. Warren	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary
Michael W. Zielinski	Asst. General Counsel & Asst. Secretary

Quentin M. Doll	Director-Annuity Product Development
W. Brian Henning	Director-Competitive Intelligence
Jason T. Klawonn	VP-Life Product Development
Kenneth M. Latus	Director-DI Products/Standards

Steven J. Stribling	VP-Product Development
Becki L. Williams	Director Advanced Markets
Nick W. Wichert	Director-Product Innovation

Employee	Title

Peter T. Petersen	VP-Client & Digital Experience

Donna L. Lemanczyk	Asst. Secretary

Michael Barrett	Director-Planning and Sales
Candace M. Damon	Director-Strategic Productivity
Matthew K. Fleming	Director-Planning & Investments Support
Stephen J. Frankl	Director-Planning & Sales
William F. Grady, IV	Director-Advanced Planning
Terence J. Holahan	Director-Planning & Sales Education & Development
Emily J. Holbrook	Director-Young Personal Market
Martha M. Kendler	Director-Closely Held Business Market
Amy Kiiskila	Director-Advanced Planning
Stephen R. Mascitti	Asst. Director-Division Integration
Shawn P. Mauser	Director-Network Office Productivity
Elizabeth Ridley	VP-Market Strategy & Training
Julie L. Salchert	Director-Sales Promotion & Integration
Michael C. Soyka	Director-Planning & Sales
William H. Taylor	VP-Financial Planning & Sales Support
Brian D. Wilson	VP-National Sales

Christopher M. Amidzich	Asst. Director-SIU Field Investigations
Mary K. Becker	Director-DI Benefits Operations
Abimbola O. Kolawole	VP-Policy Benefits
Sandra K. Scott	Director-Life Benefits

Pency P. Byhardt	Transformation Lead
Cheryl A. Delonay	Director-Transformation Strategy & Planning
Don P. Gehrke	Director-Investment Client Services
Joseph R. Haselow	Director-Continuous Learning & Improvement
Nichole Lecher	Transformation Lead
Tim M. Ottman	Innovation Lead
Travis T. Piotrowski	VP-Transform and Integrate
Gina M. Tolzman	Director-Integrated Shared Service
Lori A. Torner	Transformation Lead
Natalie J. Versnik	Director-Continuous Learning & Improvement

Troy M. Burbach	VP-Business Technology

Wayne F. Hedenreich	Medical Director
Carol a. Stilwell	Director-Integrated Risk & Regulatory Services
Deborah B. VanDommelen	Chief Medical Director
Jason L. Von Bergen	Director-Research & Analytics

Mark J. McLennon	VP-IPS Business Development

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.  Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of February 1, 2018 are shown below. In addition to the subsidiaries shown below, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A

2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. (the “Funds”), shown below as a subsidiary of Northwestern Mutual, is an investment company, registered under the Investment Company Act of 1940, offering shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2018)
Legal Entity Name	Domestic Jurisdiction	Owner%
Operating Subsidiaries
LearnVest Inc.(2)	Delaware	100.00
LearnVest Planning Services, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Limited(2)	United Kingdom	100.00
Mason Street Advisors, LLC(2)	Delaware	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	100.00
Northwestern Mutual Investment Management Company, LLC(2)	Delaware	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	100.00
Northwestern Mutual Wealth Management Company(2)	United States	100.00

All Other Subsidiaries
1838938 Alberta Ltd. (2)	Canada	100.00
31 Ogden, LLC(2)	Delaware	100.00
3412 Exchange, LLC(2)	Delaware	100.00
777 North Van Buren Apartments, LLC(2)	Delaware	100.00
777 North Van Buren Condominium Association, Inc.(2)	Wisconsin	100.00
777 North Van Buren Parking, LLC(2)	Delaware	100.00
777 North Van Buren Retail, LLC(2)	Delaware	100.00
AFE Brentwood Park, LLC(2)	Delaware	100.00
Amber, LLC(2)	Delaware	100.00
AMLI at Perimeter Gardens, LLC(2)	Delaware	100.00
100.00Artisan Garden Apartments, LLC(2)	Delaware	100.00
Baraboo, Inc.(2)	Delaware	100.00
Bayridge, LLC(2)	Delaware	100.00
Bishop Square, LLC(2)	Delaware	100.00
Bradford II SPE, LLC(2)	Delaware	100.00
Bradford, Inc.(2)	Delaware	100.00
Bradford Master Association Inc. (2)	North Carolina	100.00
Burgundy, LLC(2)	Delaware	100.00
Chateau, LLC(2)	Delaware	100.00
Chelsea Ventures, LLC(2)	Maryland	100.00
C – Land Fund, LLC(2)	Delaware	100.00
Coral, Inc.(2)	Delaware	100.00
Cortona Holdings, LLC(2)	Delaware	100.00
Crosland Greens, LLC(2)	North Carolina	100.00
CWS Lemmon Resources, LP(2)	Delaware	100.00
Dortmund, LLC(2)	Delaware	100.00
FB #2, LLC(2)	Maryland	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2018)
GRO, LLC(2)	Delaware	100.00
GRO-SUB, LLC(2)	Delaware	100.00
Hamptons PBG, L.P.(2)	Delaware	100.00
Hazel, Inc.(2)	Delaware	100.00
Higgins, Inc.(2)	Delaware	100.00
Hobby, Inc.(2)	Delaware	100.00
Hollenberg 1, Inc.(2)	Delaware	100.00
Juleen, LLC(2)	Delaware	100.00
Klode, Inc.(2)	Delaware	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Logan, Inc.(2)	Delaware	100.00
Maroon, Inc.(2)	Delaware	100.00
Mason & Marshall, Inc.(2)	Delaware	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	100.00
Model Portfolios, LLC(2)	Delaware	100.00
Nicolet, Inc.(2)	Delaware	100.00
NM BSA, LLC(2)	Delaware	100.00
NM Cancer Center GP, LLC(2)	Delaware	100.00
NM Career Distribution Holdings, LLC(2)	Delaware	100.00
NM DFW Lewisville, LLC(2)	Delaware	100.00
NM Gen, LLC(2)	Delaware	100.00
NM GP Holdings, LLC(2)	Delaware	100.00
NM Green, LLC(2)	Delaware	100.00
NM Harrisburg, Inc.(2)	Pennsylvania	100.00
NM Imperial, LLC(2)	Delaware	100.00
NM Investment Holdings, LLC.(2)	Delaware	100.00
NM Lion, LLC(2)	Delaware	100.00
NM Majestic Holdings, LLC(2)	Delaware	100.00
NM Neptune, LLC(2)	Delaware	100.00
NM Pebble Valley LLC(2)	Delaware	100.00
NM Planning, LLC(2)	Delaware	100.00
NM RE Funds, LLC(2)	Delaware	100.00
NM Regal, LLC(2)	Delaware	100.00
NM Twin Creeks GP, LLC(2)	Delaware	100.00
NM-Hemlock, LLC(2)	Delaware	100.00
NM-Morristown, LLC(2)	Delaware	100.00
NM-Pulse, LLC(2)	Delaware	100.00
NM-SAS, LLC(2)	Delaware	100.00
NM-Skye, LLC(2)	Delaware	100.00
NM-West Hartford, LLC(2)	Delaware	100.00
NML Development Corporation(2)	Delaware	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	100.00
NML Securities Holdings, LLC(2)	Wisconsin	100.00
NMLSP1, LLC(2)	Delaware	100.00
NMRM Holdings, LLC(2)	Delaware	100.00
North Van Buren, Inc.(2)	Delaware	100.00
Northwestern Broadway Plaza, LLC(2)	Delaware	100.00
Northwestern Ellis Company(2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2018)
Northwestern Mutual Capital GP IV, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund IV, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund IV, LP(2)	Delaware	100.00
Northwestern Mutual Life Clubs Associated, Inc.(2)	Wisconsin	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc.(3)	Maryland	100.00
NorthWoods Phase I, LLC(2)	Delaware	100.00
NWM ZOM GP, LLC(2)	Delaware	100.00
Osprey Links Golf Course, LLC(2)	Delaware	100.00
Osprey Links, LLC(2)	Delaware	100.00
Piedmont Center, 1-4 LLC(2)	Delaware	100.00
Piedmont Center, 15 LLC(2)	Delaware	100.00
Plantation Oaks MHC-NM, LLC(2)	Delaware	100.00
RE Corp.(2)	Delaware	100.00
Regina International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Ruhl Financial Group, LLC(2)	Delaware	100.00
Russet, Inc.(2)	Delaware	100.00
Scotty, LLC(2)	Delaware	100.00
Stadium and Arena Management, Inc.(2)	Delaware	100.00
Tapestry Condominium Owners Association, Inc.(2)	Tennessee	100.00
Trade Street Associates I, LLC(2)	Delaware	100.00
Tupelo, Inc.(2)	Delaware	100.00
Two Con Holdings, LLC(2)	Delaware	100.00
Two Con SPE, LLC(2)	Delaware	100.00
Two Con, LLC(2)	Delaware	100.00
Ventura Lakes MHC-NM, LLC(2)	Delaware	100.00
Walden OC, LLC(2)	Delaware	100.00
West Huron Joint Venture(2)	Washington	100.00
White Oaks, Inc.(2)	Delaware	100.00
WVB Insurance Services, LLC(2)	Delaware	100.00

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2017, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.

(2)	Subsidiary included in the consolidated financial statements.

(3)	Northwestern Mutual Series Fund, Inc. consists of 27 series of capital stock, each a separate investment portfolio (the “Portfolios”). The Portfolios consist of: Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29.  Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30.  Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account II (811-21933).

(b) As of February 1, 2018, the directors and officers of NMIS are as follows:

Name	Position
Rebecca Arthur	Assistant Treasurer
Rebekah B. Barsch	Vice President, Planning and Sales
Sheldon I. Cuffie	Chief Information Security Officer
Bradley L. Eull	Secretary
Don P. Gehrke	Director, Retail Investment Operations, Chief Operations Officer
Timothy J. Gerend	Director and Senior Vice President, Distribution Performance and Development
John M. Grogan	Director and Senior Vice President, Insurance and Investment Products
Susan Limbach	Assistant Treasurer
Mark McNulty	NMIS Anti-Money Laundering (AML) Officer
Christian Mitchell	Director
Jennifer W. Murphy	Director, NMIS Home Office Supervision/Administration
Gregory C. Oberland	Executive Officer, Career Distribution, Sales and Marketing
Jennifer O’Leary	Treasurer and Financial and Operations Principal
Travis T. Piotrowski	Vice President, Policyowner Services
Paul A. Presley	Chief Technology Officer
Calvin R. Schmidt	Director and Senior Vice President, Product Services
Sarah R. Schneider	Vice President, New Business
Evamarie Schoenborn	President, Director
Sarah E. Schott	Vice President, Enterprise Compliance
David W. Simbro	Senior Vice President, Life and Annuity Product
Steve P. Sperka	Vice President, Field Rewards
Justin Stipan	Director, NMIS Strategic Administration
Thomas Talajkowski	Assistant Treasurer
Alan M. Werth	Third Party Sales Consultant
Jeffrey B. Williams	Vice President, NMIS Compliance, and Chief Compliance Officer
Terry Young	Assistant Secretary

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $1,718,429 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31.  Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32.  Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33.  Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 26th day of April, 2018.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT (Registrant)

By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	Senior Vice President, General Counsel and Secretary		Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 26th day of April, 2018.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	Senior Vice President, General Counsel and Secretary		Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Chairman, Trustee and
/s/ JOHN E. SCHLIFSKE	Chief Executive Officer;
John E. Schlifske	Principal Executive Officer

Executive Vice President and
/s/ MICHAEL G. CARTER	Chief Financial Officer;
Michael G. Carter	Principal Financial Officer

/s/ TODD JONES	Vice President and Controller;
Todd Jones	Principal Accounting Officer

/s/ John N. Balboni*	Trustee
John N. Balboni

/s/ Nicholas E. Brathwaite*	Trustee
Nicholas E. Brathwaite

/s/ David J. Drury*	Trustee
David J. Drury

/s/ James P. Hackett*	Trustee
James P. Hackett

/s/ P. Russell Hardin*	Trustee
P. Russell Hardin

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Anne M. Paradis*	Trustee
Anne M. Paradis

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

/s/ John E. Schlifske*	Trustee
John E. Schlifske

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ S. Scott Voynich*	Trustee
S. Scott Voynich

/s/ Ralph A. Weber*	Trustee
Ralph A. Weber

/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact, pursuant to the Power of Attorney filed herewith.

Each of the signatures is affixed as of April 26, 2018.

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 48 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

Exhibit	Description
(j)(h)	Power of Attorney	Filed herewith
(k)	Opinion and Consent of Chris K. Gawart, Esq. dated April 26, 2018	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP dated April 26, 2018	Filed herewith
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith